Registration No. 33-73244
      As filed with the Securities and Exchange Commission on July 31, 1997

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  11                         X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 194    X

                  Amendment No. 13                                         X

                        (Check appropriate box or boxes)


                        TEMPLETON GLOBAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)
   700 CENTRAL AVENUE, P.O. BOX 33030, ST. PETERSBURG, FLORIDA 33733-8030
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: (813) 823-8712

                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                                1500 K Street, NW
                              Washington, DC 20005
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

                  immediately upon filing pursuant to paragraph (b) of Rule 485

    X             on August 1, 1997 pursuant to paragraph (b) of Rule 485

                  60 days after filing pursuant to paragraph (a)(1) of Rule 485

                  on       pursuant to paragraph (a)(1) of Rule 485

                  75 days after filing pursuant to paragraph (a)(2) of Rule 485

                  on       pursuant to paragraph (a)(2) of Rule 485

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

-------------------------------------------------------------------------------
The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, nd filed its Rule 24f-2 Notice for the fiscal year ended March 31, 1997 on May 29, 1997.

                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A

                        TEMPLETON GROWTH AND INCOME FUND
                         CLASS I AND CLASS II PROSPECTUS


N-1A                                                 LOCATION IN
ITEM NO.             ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                     Measure Performance?"

  4               General Description                "How Is the Trust Organized?";
                  of Registrant                      "How Does the Fund Invest Its Assets?";
                                                     "What Are the Fund's Potential Risks?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How is the Trust Organized?"; "Services
                  Securities                         to Help You Manage Your Account"; "What
                                                     Distributions Might I Received From the
                                                     Fund?"; "How Taxation Affects the Funds
                                                     and its Shareholders?"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                      Shares for Shares of Another Fund?";
                                                     "Transaction Procedures and Special
                                                     Requirements"; "Services to Help You Manage
                                                     Your Account"; "Who Manages the Fund?" "Useful
                                                     Terms and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of Another
                                                     Fund?"; "How Do I Sell Shares?"; "Transaction
                                                     Procedures and Special Requirements"? "Services
                                                     to Help You Manage Your Account"

  9               Pending Legal Procedures           Not Applicable


                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A

                      TEMPLETON GLOBAL INFRASTRUCTURE FUND
                         CLASS I AND CLASS II PROSPECTUS


N-1A                                                  LOCATION IN
ITEM NO.             ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                     Measure Performance?"

  4               General Description                "How Is the Trust Organized?";
                  of Registrant                      "How Does the Fund Invest Its Assets?";
                                                     "What Are the Fund's Potential Risks?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How is the Trust Organized?"; "Services
                  Securities                         to Help You Manage Your Account"; "What
                                                     Distributions Might I Received From the
                                                     Fund?"; "How Taxation Affects the Funds and
                                                     its Shareholders?"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                       Shares for Shares of Another Fund?";
                                                     "Transaction Procedures and Special
                                                     Requirements"; "Services to Help You Manage
                                                     Your Account"; "Who Manages the Fund?" "Useful
                                                     Terms and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of Another
                                                     Fund?"; "How Do I Sell Shares?"; "Transaction
                                                     Procedures and Special Requirements"? "Services
                                                     to Help You Manage Your Account"

  9               Pending Legal Procedures           Not Applicable


                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A

            TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND PROSPECTUS

N-1A                                                   LOCATION IN
ITEM NO.            ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                     Measure Performance?"

  4               General Description                "How Is the Trust Organized?";
                  of Registrant                      "How Does the Fund Invest Its Assets?";
                                                     "What Are the Fund's Potential Risks?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How is the Trust Organized?"; "Services
                  Securities                         to Help You Manage Your Account"; "What
                                                     Distributions Might I Received From the
                                                     Fund?"; "How Taxation Affects the Funds and
                                                     its Shareholders?"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                       Shares for Shares of Another Fund?";
                                                     "Transaction Procedures and Special
                                                     Requirements"; "Services to Help You Manage
                                                     Your Account"; "Who Manages the Fund?" "Useful
                                                     Terms and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of Another
                                                     Fund?"; "How Do I Sell Shares?"; "Transaction
                                                     Procedures and Special Requirements"? "Services
                                                     to Help You Manage Your Account"

  9               Pending Legal Procedures           Not Applicable


                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A

                             TEMPLETON REGION FUNDS
                         CLASS I AND CLASS II PROSPECTUS


N-1A                                                LOCATION IN
ITEM NO.             ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                     Measure Performance?"

  4               General Description                "How Is the Trust Organized?";
                  of Registrant                      "How Does the Fund Invest Its Assets?";
                                                     "What Are the Fund's Potential Risks?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How is the Trust Organized?"; "Services
                  Securities                         to Help You Manage Your Account"; "What
                                                     Distributions Might I Received From the
                                                     Fund?"; "How Taxation Affects the Funds and it
                                                     Shareholders?"


  7               Purchase of Securities             "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                      Shares for Shares of Another Fund?";
                                                     "Transaction Procedures and Special
                                                     Requirements"; "Services to Help You Manage
                                                     Your Account"; "Who Manages the Fund?" "Useful
                                                     Terms and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of Another
                                                     Fund?"; "How Do I Sell Shares?"; "Transaction
                                                     Procedures and Special Requirements"? "Services
                                                     to Help You Manage Your Account"

  9               Pending Legal Procedures           Not Applicable


                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A

                             TEMPLETON REGION FUNDS
                            ADVISOR CLASS PROSPECTUS

N-1A                                                 LOCATION IN
ITEM NO.           ITEM                           REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                     Measure Performance?"

  4               General Description                "How Is the Trust Organized?";
                  of Registrant                      "How Does the Fund Invest Its Assets?";
                                                     "What Are the Fund's Potential Risks?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How is the Trust Organized?"; "Services
                  Securities                         to Help You Manage Your Account"; "What
                                                     Distributions Might I Received From the
                                                     Fund?"; "How Taxation Affects the Funds and it
                                                     Shareholders?"


  7               Purchase of Securities             "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                      Shares for Shares of Another Fund?";
                                                     "Transaction Procedures and Special
                                                     Requirements"; "Services to Help You Manage
                                                     Your Account"; "Who Manages the Fund?" "Useful
                                                     Terms and Definitions"

  8               Redemption or Repurchase          "May I Exchange Shares for Shares of Another
                                                    Fund?"; "How Do I Sell Shares?"; "Transaction
                                                    Procedures and Special Requirements"? "Services
                                                    to Help You Manage Your Account"

  9               Pending Legal Procedures          Not Applicable


                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A
                                     PART B

                            CLASS I AND II SHARES OF
                        TEMPLETON GROWTH AND INCOME FUND
                      TEMPLETON GLOBAL INFRASTRUCTURE FUND
                  TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                             TEMPLETON REGION FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


N-1A                                                  LOCATION IN
ITEM NO.             ITEM                           REGISTRATION STATEMENT

 10               Cover Page                         Cover Page

 11               Table of Contents                  Table of Contents

 12               General Information and            Not Applicable
                  History

 13               Investment Objectives and          "How Do the Funds Invest Their Assets?";
                  Policies                           "Investment Restrictions"; "What Are the
                                                     Funds' Potential Risks?"

 14               Management of the                  "Officers and Trustees"; "Investment
                  Registrant                         Management and Other Services"

 15               Control Persons and                "Officers and Trustees"; "Investment
                  Principal Holders of               Management and Other Services"; "Miscellaneous
                  Securities                         Information"

 16               Investment Management and         "Investment Management and Other Services";
                  Other Services                     "The Funds' Underwriter"

 17               Brokerage Allocation and           "How Do the Funds Buy Securities
                  Other Practices                     For Their Portfolios?"

 18               Capital Stock and Other            "Miscellaneous Information"; "See Prospectus
                  Securities                         "How Is The Trust Organized?"

 19               Purchase, Redemption and           "How Do I Buy, Sell and Exchange Shares?";
                  Pricing of Securities              "How Are Fund Shares Valued?";
                  Being Offered                      "Financial Statements"

 20               Tax Status                         "Additional Information on Distributions
                                                      and Taxes"

 21               Underwriters                       "The Funds' Underwriter"

 22               Calculation of Performance         "How Do the Funds Measure Performance?"
                  Data

 23               Financial Statements               Financial Statements


                        TEMPLETON GLOBAL INVESTMENT TRUST
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART B

                             TEMPLETON REGION FUNDS
                                  ADVISOR CLASS
                       STATEMENT OF ADDITIONAL INFORMATION


N-1A                                                  LOCATION IN
ITEM NO.           ITEM                           REGISTRATION STATEMENT

 10               Cover Page                         Cover Page

 11               Table of Contents                  Table of Contents

 12               General Information and            Not Applicable
                  History

 13               Investment Objectives and         "How Do the Funds Invest Their Assets?";
                  Policies                          "Investment Restrictions"; "What Are the
                                                    Funds' Potential Risks?"

 14               Management of the                  "Officers and Trustees"; "Investment
                  Registrant                         Management and Other Services"

 15               Control Persons and                "Officers and Trustees"; "Investment
                  Principal Holders of                Management and Other Services"; "Miscellaneous
                  Securities                          Information"

 16               Investment Management and          "Investment Management and Other Services";
                  Other Services                     "The Funds' Underwriter"

 17               Brokerage Allocation and           "How Do the Funds Buy Securities
                  Other Practices                     For Their Portfolios?"

 18               Capital Stock and Other            "Miscellaneous Information"; "See Prospectus
                  Securities                         "How Is The Trust Organized?"

 19               Purchase, Redemption and           "How Do I Buy, Sell and Exchange Shares?";
                  Pricing of Securities              "How Are Fund Shares Valued?";
                  Being Offered                      "Financial Statements"

 20               Tax Status                         "Additional Information on Distributions
                                                     and Taxes"

 21               Underwriters                       "The Funds' Underwriter"

 22               Calculation of Performance         "How Do the Funds Measure Performance?"
                  Data

 23               Financial Statements               Financial Statements


                        TEMPLETON GROWTH AND INCOME FUND
                           CLASS I AND II PROSPECUTS

                            PROSPECTUS & APPLICATION

                INVESTMENT STRATEGY:        Templeton
                       GLOBAL GROWTH
                          AND INCOME        Growth and
                                            Income Fund


                                            AUGUST 1, 1997





                                        LOGO


-------------------------------------------------------------------------------




This prospectus describes Templeton Growth and Income Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.


THE FUND MAY BORROW MONEY FOR INVESTMENT PURPOSES, WHICH MAY INVOLVE GREATER RISK AND ADDITIONAL COSTS TO THE FUND. IN ADDITION, THE FUND MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES.


The Fund is a diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company.

The Trust has a Statement of Additional Information ("SAI"), dated August 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON GROWTH
AND INCOME FUND

--------------------------------------------------------------------------------


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.



TEMPLETON                    TABLE OF CONTENTS
GROWTH AND                   ABOUT THE FUND
INCOME FUND                  Expense Summary.....................................     2
-----------------------      Financial Highlights................................     4
August 1, 1997               How Does the Fund Invest Its Assets?................     5

When reading this            What Are the Fund's Potential Risks?................     12
prospectus, you              Who Manages the Fund?...............................     16
will see certain terms       How Does the Fund Measure Performance?..............     19
beginning with capital       How Taxation Affects the Fund and Its Shareholders..     20
letters. This means the      How Is the Trust Organized?.........................     20
term is explained in
our glossary section.        ABOUT YOUR ACCOUNT
                             How Do I Buy Shares?................................     21
                             May I Exchange Shares for Shares of Another Fund?...     28
                             How Do I Sell Shares?...............................     32
                             What Distributions Might I Receive From the Fund?...     36
                             Transaction Procedures and Special Requirements.....     37
                             Services to Help You Manage Your Account............     42
                             What If I Have Questions About My Account?..........     44


                             GLOSSARY

                             Useful Terms and Definitions........................     46






      700 Central Avenue
      P.O. Box 33030
      St. Petersburg, FL
      33733-8030

      1-800/DIAL BEN

                      4 - Templeton Growth and Income Fund

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class, after fee waivers and expense limitations, for the fiscal year ended March 31, 1997. The Fund's actual expenses may vary.


                                                                             CLASS I                CLASS II
--------------------------------------------------------------------- -------------------- --------------------

A. SHAREHOLDER TRANSACTION EXPENSES(+)
           MAXIMUM SALES CHARGE
          (as a percentage of Offering Price)                                    5.75%                1.99%
           .........Paid at time of purchase                                     5.75(++)             1.00(+++)
           .........Paid at redemption(++++)                                     None                 0.99%
           Exchange Fee (per transaction)                                       $5.00*               $5.00*

B. ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Management Fees (after fee waiver)                                            0.00%**              0.00**
   Rule 12b-1 Fees                                                               0.35%***             1.00**
   Other Expenses (after fee waiver and expense reimbursement)                   0.90%**              0.90**
                                                                                 ----                 ----
   Total Fund Operating Expenses (after fee waiver and expense                   1.25%**              1.90**
    reimbursement)                                                               ====                 ====



C. EXAMPLE

    Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                ONE YEAR     THREE YEARS   FIVE YEARS    TEN YEARS
                ----------- -------------- ------------ ------------


Class I         $  70****        $ 95        $ 122         $ 200
Class II        $  39            $ 69        $ 112         $ 230


          For the same Class II investment, you would pay projected expenses of $29 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

          THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


(+)IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(++)THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.

(+++)ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? -- DECIDING WHICH CLASS TO BUY."

(++++)A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY CLASS II PURCHASE IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.


*$5.00 FEE IS ONLY FOR MARKET TIMERS.   WE PROCESS ALL OTHER EXCHANGES WITHOUT
A FEE.


**FOR THE PERIOD SHOWN, GLOBAL ADVISORS AND FT SERVICES HAD AGREED IN ADVANCE TO WAIVE THEIR RESPECTIVE MANAGEMENT AND ADMINISTRATION FEES AND TO MAKE CERTAIN PAYMENTS TO REDUCE THE FUND'S EXPENSES. WITHOUT THIS REDUCTION, MANAGEMENT FEES WOULD HAVE BEEN 0.75%, OTHER EXPENSES WOULD HAVE BEEN 1.14% AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.24% FOR CLASS I AND 2.89% FOR CLASS II. AFTER JULY 31, 1998, THIS ARRANGEMENT MAY END AT ANY TIME UPON NOTICE TO THE BOARD.


***THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

****ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the four years since the Fund's commencement of operations on March 14, 1994, appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


CLASS I SHARES
YEAR ENDED MARCH 31                                  1997         1996         1995      1994(1)
------------------------------------------------ ------------- ------------ ----------- -----------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding
  throughout the period)
Net asset value, beginning of period             $   11.39     $   10.05    $   10.01   $  10.00
                                                 ---------     ---------    ---------   --------
Income from investment
  operations:
  Net investment income                                .22           .29          .16       .009
  Net realized and unrealized gain (loss)             1.60          1.54         (.02)      .001
                                                 ---------     ---------    ---------   --------
Total from investment operations                      1.82          1.83          .14        .01
                                                 ---------     ---------    ---------   --------
Distributions:
  Dividends from net investment income                (.22)         (.29)        (.10)       --
  Distributions from net realized gains               (.04)         (.20)         --         --
                                                 ---------     ---------    --------    -------
Total distributions                                   (.26)         (.49)        (.10)       --
                                                 ---------     ---------    ---------   -------
Change in net asset value                             1.56          1.34          .04        .01
                                                 ---------     ---------    ---------   --------
Net asset value, end of period                   $   12.95     $   11.39    $   10.05   $  10.01
                                                 =========     =========    =========   ========
TOTAL RETURN(2)                                      16.19%        18.78%       1.43%       0.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                   $ 25,020      $ 11,732     $  5,953    $   100
Ratio of expenses to average net assets               2.24%         2.71%        6.11%     32.15%(3)
Ratio of expenses, net of reimbursement, to
  average net assets                                  1.25%         1.25%        1.25%      1.25%(3)
Ratio of net investment income to average
  net assets                                          2.21%         2.98%        2.51%      1.89%(3)
Portfolio turnover rate                              20.72%        10.21%       19.33%       --
Average commission rate paid (per share)         $   .0050     $   .0250



(1)FOR THE PERIOD MARCH 14, 1994 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)ANNUALIZED.



CLASS II SHARES
YEAR ENDED MARCH 31                                               1997        1996(1)

----------------------------------------------------------------- ---------- -----------


CLASS II SHARES
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                              $  11.33   $  10.19
                                                                  --------   --------
Income from investment operations:
  Net investment income                                                .21        .22
  Net realized and unrealized gain                                    1.52       1.41
                                                                  --------   --------
Total from investment operations                                      1.73       1.63
                                                                  --------   --------
Distributions:
  Dividends from net investment income                                (.18)      (.29)
  Distributions from net realized gains                               (.04)      (.20)
                                                                  --------   --------
Total distributions                                                   (.22)      (.49)
                                                                  --------   --------
Change in net asset value                                             1.51       1.14
                                                                  --------   --------
Net asset value, end of period                                    $  12.84   $  11.33
                                                                  ========   ========
TOTAL RETURN(2)                                                      15.35%     16.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                   $ 6,017    $  2,205
Ratio of expenses to average net assets                               2.89%     3.31%(3)
Ratio of expenses, net of reimbursement, to average
Ratio of expenses, net of reimbursement, to average
  net assets                                                          1.90%     1.90%(3)
Ratio of net investment income to average net assets                  1.51%      1.59%(3)
Portfolio turnover rate                                              20.72%     10.21%
Average commission rate paid (per share)                          $   .0050   $ .0250



(1)FOR THE PERIOD MAY 1, 1995 (COMMENCEMENT OF SALES) TO MARCH 31, 1996.
(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)ANNUALIZED.


HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is high total return, comprising a combination of income and capital appreciation. The Fund seeks to achieve its objective through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies. The Fund's investment objective and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental, and may be changed by the Board without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

As used in this prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and
sponsored or unsponsored  American  Depositary  Receipts ("ADRs"),   European
Depositary Receipts ("EDRs") and  Global  Depositary  Receipts   ("GDRs")
(collectively, "depositary receipts") as described below. Global Advisors will
select equity investments  for  the  Fund on  the  basis  of   fundamental
company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although Global Advisors will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, as determined by Global Advisors.

As used in this prospectus, "debt securities" refers to bonds, notes, debentures, commercial paper, time deposits, bankers' acceptances, and may include structured investments, which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities, commonly referred to as "junk bonds." See "What Are the Fund's Potential Risks?" As an operating policy, which may be changed by the Board, the Fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Debt securities are subject to certain market and credit risks. See "How Do the Funds Invest their Assets? -- Debt Securities" in the SAI for descriptions of debt securities rated Baa by Moody's and BBB by S&P.

Securities considered for purchase by the Fund may be listed or unlisted, and may be issued by companies in various industries, with various levels of market capitalization. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The percentage of the Fund's assets to be invested in equity and debt securities will vary from time to time, based on Global Advisors' assessment of the relative total return potential of various investment vehicles.

The Fund does not emphasize short-term trading profits and usually expects to have an annual portfolio turnover rate generally not exceeding 50% for the equity portion of its portfolio. Global Advisors may engage in short-term trading in the fixed income portion of the Fund's portfolio when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality simultaneously purchased to take advantage of what Global Advisors believes to be a temporary disparity in the normal yield relationship between the two securities. As a result of the Fund's investment policies, under certain market conditions, the portfolio turnover rate for the fixed income portion of its portfolio may be higher than that of other investment companies. A higher turnover rate increases transaction costs and may increase the amount of the Fund's short-term capital gain, which is taxed as ordinary income when distributed to shareholders.

When Global Advisors believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by
Moody's or A or better by S&P or, if unrated, of comparable quality as determined by Global Advisors; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. When deemed appropriate by Global Advisors, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

DEPOSITARY RECEIPTS. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrange- ments to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

OTHER INVESTMENT POLICIES OF THE FUND

The Fund is also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

BORROWING. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may, without limit, enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by the Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. The Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund will limit its investment in restricted securities to 10% of its total assets, except that Rule 144A securities determined by the Board to be liquid are not subject to this limitation.


OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.


The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when Global Advisors believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest their Assets? -- Futures Contracts" in the SAI. With respect to positions in futures and related options that do not constitute "bona fide hedging" positions, the Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets.


WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested in equity securities may also be reflected in declines in the price of shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will affect the price of shares of the Fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by Global Advisors will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.


The Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. The Fund may invest in Eastern European countries, which involves special risks. As an open-end investment company, the Fund is limited in the extent to which it may invest in illiquid securities. See "What Are the Funds' Potential Risks?" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

As a non-fundamental policy, the Fund will limit its investment in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Funds' Potential Risks?" in the SAI.


On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

Although the Fund's current investment policy is that it will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's, the Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by Global Advisors to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, invest up to 5% of its total assets in defaulted debt securities if, in the opinion of Global Advisors, the issuer may resume interest payments in the near future.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage will significantly increase the Fund's investment risk.

Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on Global Advisors' ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.


WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Global Advisors manages the Fund's assets and makes its investment decisions. Global Advisors also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and its affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The Fund's lead portfolio manager since 1996 is Richard Sean Farrington. Mr. Farrington is a vice president of Global Advisors. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst and is a past president of the Bahamas Society of Financial Analysts. He joined the Templeton organization in 1991 and now manages several mutual funds. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industry, as well as non-U.S. electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan.

Mark G. Holowesko and Jeffrey A. Everett have secondary portfolio management responsibilities for the Fund. Mr. Holowesko is president of Global Advisors. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for Global Advisors and managing several mutual funds. Mr. Everett is an executive vice president of Global Advisors. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett joined the Templeton organization in 1989 and is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. Mr. Everett's current research responsibilities include real estate and country coverage of Australia and Italy.

MANAGEMENT FEES. During the fiscal year ended March 31, 1997, management fees, before any advance waiver, totaled 0.75% of the average daily net assets of the Fund. Total operating expenses were 2.24% for Class I and 2.89% for Class II. Under an agreement by Global Advisors to waive its fees, the Fund paid no (0.00%) management fees and the Fund paid total operating expenses of 1.25% for Class I and 1.90% for Class II. After July 31, 1998, Global Advisors may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Global Advisors tries to obtain the best execution on all transactions. If Global Advisors believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended March 31, 1997, administration fees, before any advance waiver, totaled 0.15% of the average daily net assets of the Fund. Under an agreement by the administrators to waive their fees, the Fund paid no (0.00%) administration fees. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes; and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1997 expenses under the Class I plan that may be reimbursable in future quarters or years totaled $920,441, or 3.68% of Class I's net assets. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.


The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


The Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993, and is registered with the SEC. The Fund offers two classes of shares: Templeton Growth and Income Fund -- Class I and Templeton Growth and Income Fund -- Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.



ABOUT YOUR ACCOUNT


HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                                                       MINIMUM
                                                    INVESTMENTS*

------------------------------------------------- ------------------

To Open Your Account........................            $ 100
To Add to Your Account......................            $  25


*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:


o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.


You should consider Class II shares if:


o you expect to invest less than $50,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.


Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.



                                                      TOTAL SALES CHARGE                    AMOUNT PAID
                                                     AS A PERCENTAGE OF                  TO DEALER AS A
                                              -----------------------------------------
AMOUNT OF PURCHASE                                OFFERING            NET AMOUNT           PERCENTAGE OF
AT OFFERING PRICE                                   PRICE              INVESTED           OFFERING PRICE
--------------------------------------------- -------------------- -------------------- ------------------------

CLASS I
Under $50,000...........................              5.75%                6.10%                 5.00%
$50,000 but less than $100,000..........              4.50%                4.71%                 3.75%
$100,000 but less than $250,000.........              3.50%                3.63%                 2.80%
$250,000 but less than $500,000.........              2.50%                2.56%                 2.00%
$500,000 but less than
  $1,000,000............................              2.00%                2.04%                 1.60%
$1,000,000 or more*.....................             None                 None                   None
CLASS II
Under $1,000,000*.......................              1.00%                1.01%                 1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


SALES CHARGE REDUCTIONS AND WAIVERS

    If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS -- CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT -- CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES -- CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:


o   Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can   arrange   for   meetings   between  our
    representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o   Agrees to arrange  for payroll  deduction  or

    other bulk transmission of investments to the Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.


2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.


3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:


o Originally paid a sales charge on the shares,

o Reinvest the money within 365 days of the redemption date, and

o Reinvest the money in the SAME CLASS of shares.

     An  exchange  is not  considered  a  redemption  for  this  privilege.  The
     Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.


     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


The Fund's sales charges also do not apply to Class I purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. Group annuity separate accounts offered to retirement plans

7. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

9.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

10. Registered Securities Dealers and their

affiliates, for their investment accounts only


11. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

14. Accounts managed by the Franklin Templeton Group

15. Certain unit investment trusts and their

holders reinvesting distributions from the trusts


RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases -- Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

HOW DO I BUY SHARES IN CONNECTION WITH
RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases -- up to 1% of the purchase price.

2. Class I purchases of $1 million or more -- up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above -- up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs -- up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                      STEPS TO FOLLOW

------------------------- ----------------------------------------------------

BY MAIL                   1. Send us written instructions signed by
                             all account owners

                          2. Include any outstanding share certificates
                             for the shares you want to exchange

------------------------- ----------------------------------------------------

BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                           If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------- ----------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
------------------------- ----------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


CONTINGENT DEFERRED SALES CHARGE -- CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


METHOD                            STEPS TO FOLLOW

------------------------ -----------------------------------------------------

BY MAIL                    1.  Send us written  instructions
                               signed by all account owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                                  o   The name, address and telephone number
                                      of the bank where you want the proceeds
                                      sent

                                  o   Your bank account number

                                  o   The Federal Reserve ABA routing number

                                  o   If you are using a savings and loan or
                                      credit union, the name of the
                                      corresponding bank and the account number

                           2. Include any outstanding share certificates for the shares you are selling

                           3.  Provide a signature guarantee if required

                           4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------ -----------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                           Telephone requests will be accepted:

                                  o   If the request is $50,000 or less.
                                      Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                                  o   Unless you are selling shares in a Trust
                                      Company retirement plan account

                                  o   Unless the address on your account was
                                      changed by phone within the last 15 days

------------------------ -----------------------------------------------------

                                 If you  do  not  want  the  ability  to
                                 redeem by phone to apply to your account, please let us know.

------------------------ -----------------------------------------------------
THROUGH YOUR DEALER             Call your investment representative
------------------------ -----------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:


o   Exchanges

o   Account fees

o   Sales of shares purchased pursuant to a sales charge waiver

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? -- Other Payments to Securities Dealers"

o Redemptions by the Fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o Redemptions  through a systematic  withdrawal  plan set up before  February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o   Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o   Participant   initiated   distributions   from  employee  benefit  plans  or
    participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND -- You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.



TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


o   Your name,

o   The Fund's name,

o   The class of shares,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and


 the evening if preferred.e we may reach you during the day, or in

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:


1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


TYPE OF ACCOUNT                   DOCUMENTS REQUIRED

--------------------------------- ---------------------------------------------
CORPORATION                       Corporate Resolution
--------------------------------- ---------------------------------------------

PARTNERSHIP                       1. The pages from the partnership agreement
                                     that identify the general partners, or
                                  2. A certification for a partnership
                                     agreement

--------------------------------- ---------------------------------------------

TRUST                             1. The pages from the trust document that
                                     identify the trustees, or

                                  2. A certification for trust
--------------------------------- ---------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securitie Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT


AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account;

o   obtain price and performance information about any Franklin Templeton Fund;

o   exchange shares between identically registered Franklin accounts; and

o   request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 414 for Class I and 514 for Class II.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Global Advisors is located at P.O. Box N-7759, Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.

                                                                  HOURS OF OPERATION (EASTERN TIME)
DEPARTMENT NAME                            TELEPHONE NO.          (MONDAY THROUGH FRIDAY)

------------------------------------------ ---------------------- ---------------------------------

Shareholder Services                       1-800/632-2301         8:30 a.m. to 8:00 p.m.

Dealer Services                            1-800/524-4040         8:30 a.m. to 8:00 p.m.


Fund Information                           1-800/DIAL BEN         8:30 a.m. to 11:00 p.m.
                                           (1-800/342-5236)       9:30 a.m. to 5:30 p.m. (Saturday)

Retirement Plan Services                   1-800/527-2020         8:30 a.m. to 8:00 p.m.


Institutional Services                     1-800/321-8563         9:00 a.m. to 8:00 p.m.

TDD (hearing impaired)                     1-800/851-0637         8:30 a.m. to 8:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended

1940 ACT -- Investment Company Act of 1940, as amended

BOARD -- The Board of Trustees of the Trust

CD -- Certificate of deposit

CLASS I AND CLASS II -- The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE -- Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD -- For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY -- Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the Fund's administrator

GLOBAL ADVISORS -- Templeton Global Advisors Limited, the Fund's investment manager

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS -- Internal Revenue Service

LETTER -- Letter of Intent

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS -- An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP -- An employer sponsored  simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) -- FRANKLIN TEMPLETON'S AUTOMATED CUSTOMER SERVICING SYSTEM

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:


 ACCOUNT TYPE            GIVE SSN OF         ACCOUNT TYPE           GIVE EMPLOYER ID # OF

----------------------- ------------------ ----------------------- ------------------------------

o Individual            Individual         o Trust, Estate,        Trust, Estate, or
                                             or                    Pension Plan Trust
                                             Pension Plan
                                             Trust

----------------------- ------------------ ----------------------- ------------------------------

o Joint Individual       Owner who          o Corporation,          Corporation,
                         will be              Partnership,          Partnership, or
                         paying tax           or other              other organization
                         or                   organization
                         first-named
                         individual

----------------------- ------------------ ----------------------- ------------------------------

o Unif. Gift/            Minor              o Broker nominee        Broker nominee
  Transfer to Minor

----------------------- ------------------ ----------------------- ------------------------------

o Sole Proprietor        Owner of
                         business

----------------------- ------------------ ----------------------- ------------------------------

o Legal Guardian         Ward,
                         Minor, or
                         Incompetent

----------------------- ------------------ ----------------------- ------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

     A corporation                           A real estate investment trust


     A financial institution                 A common  trust fund  operated
                                             by a bank under section 584(a)

     An organization exempt from             An exempt charitable remainder
     tax under section 501(a), or            trust or a non-exempt trust
     an individual retirement plan           described in section 4947(a)(1)


     A registered dealer in                  An entity registered at all
     securities or  commodities              times under the Investment
     registered in the U.S. or a             Company Act of 1940
     U.S. possession

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                   RESOLUTION SUPPORTING AUTHORITY OF
                   CORPORATE /ASSOCIATION SHAREHOLDER

-----------------------------------------------------




INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.


CERTIFIED COPY OF RESOLUTION (Corporation or Association)


The undersigned hereby certifies and affirms that he/she is the duly elected ________________ of --------------- a _______________ organized under the laws
Title                Corporate Name    Type of  Organization

of the State of __________________ and that the  following is a true and
                    State
correct copy of a resolution  adopted by the Board of Directors by  unanimous
written  consent (a copy  of  which  is   attached)  or  at  a  meeting  duly
called  and  held  on _______________, 19__.

     "RESOLVED,    that    ----------------------------------
                             Name of Corporation/Association
     (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER RESOLVED, that any (enter number) _____________ of the following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):____________________________________________________________________

    --------------------------------------------------------------------------
    (referred to as the "Authorized Officers").

    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                          X
----------------------------------       -------------------------------------
Name/title (please print or type)         Signature

                                          X
-----------------------------------       -------------------------------------
Name/title (please print or type)         Signature

                                          X
-----------------------------------       -------------------------------------
Name/title (please print or type)         Signature

                                          X
-----------------------------------       -------------------------------------
Name/title (please print or type)         Signature

Certified from minutes

X
-----------------------------------
Signatur


-------------------------------------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

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




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




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



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



FRANKLIN TEMPLETON GROUP OF FUNDS


LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH




Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global

 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME


Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton

 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund

Templeton Growth and Income Fund


GLOBAL INCOME


Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High
 Income Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH


Franklin Blue Chip Fund Franklin California Growth Fund Franklin DynaTech Fund Franklin Equity Fund Franklin Gold Fund Franklin Growth Fund Franklin MidCap Growth Fund Franklin Small Cap Growth Fund Mutual Discovery Fund


GROWTH AND INCOME


Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund Franklin Convertible Securities Fund Franklin Equity Income Fund Franklin Income Fund Franklin MicroCap Value Fund Franklin Natural Resources Fund Franklin Real Estate Securities Fund Franklin Rising Dividends Fund Franklin Strategic Income Fund Franklin Utilities Fund Franklin Value Fund Mutual Beacon Fund Mutual Qualified Fund Mutual Shares Fund Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund


INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
Dividend Fund


FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**


VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio  of insured  municipal
securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

FGF02/97            [LOGO]Printed on recycled paperTL414 P 08/97

TEMPLETON GLOBAL GROWTH
AND INCOME                                      Bulk Rate
P.O. Box 33031                                  U.S. Postage
St. Petersburg, FL 33733-8031                   PAID
-----------------------------                   So. San
                                                Francisco, CA
                                                Permit No. 655
                                                ----------------


TL414 08/97       [LOGO] Printed on recycled paper

                      TEMPLETON GLOBAL INFRASTRUCTURE FUND
                           CLASS I AND II PROSPECTUS

                            PROSPECTUS & APPLICATION


                       INVESTMENT STRATEGY:             Templeton
                             GLOBAL GROWTH              Global
                                                        Infrastructure Fund



                                                              AUGUST 1, 1997







This prospectus describes Templeton Global Infrastructure Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

THE FUND MAY BORROW MONEY FOR INVESTMENT PURPOSES, WHICH MAY INVOLVE GREATER RISK AND ADDITIONAL COSTS TOTHE FUND. IN ADDITION, THE FUND MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES. SEE "WHAT ARE THE FUND'S POTENTIAL RISKS?"


The Fund is a diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company.

The Trust has a Statement of Additional Information ("SAI") dated August 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON  GLOBAL
INFRASTRUCTURE  FUND


------------------------------------------------------------------------------



THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.



      TEMPLETON                            TABLE OF CONTENTS
      GLOBAL                               ABOUT THE FUND
      INFRASTRUCTURE                       Expense Summary..................................    2
      FUND                                 Financial Highlights..............................   4
      ----------------------------------
                                           How Does the Fund Invest Its Assets?...............  5
      August 1, 1997                       What Are the Fund's Potential Risks?............... 13
      When reading this prospectus, you    Who Manages the Fund?.............................. 17
      will see certain terms beginning     How Does the Fund Measure Performance?............. 20
      with capital letters. This means     How Taxation Affects the Fund and Its
      the term is explained in our          Shareholders...................................... 20
      glossary section.                    How Is the Trust Organized?........................ 21

                                           ABOUT YOUR ACCOUNT
                                           How Do I Buy Shares?..............................  22
                                           May I Exchange Shares for Shares of Another Fund?.  29
                                           How Do I Sell Shares?.............................. 33
                                           What Distributions Might I Receive From the Fund?.. 37
                                           Transaction Procedures and Special Requirements.... 38
                                           Services to Help You Manage Your Account........... 43
                                           What If I Have Questions About My Account?......... 46

                                           GLOSSARY
                                           Useful Terms and Definitions....................... 47





      700 Central Avenue
      P.O. Box 33030
      St. Petersburg, FL 33733-8030

      1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended March 31, 1997. The Fund's actual expenses may vary.



                                                            CLASS I   CLASS II
     ------------------------------------------------------ --------- ---------
     A.  SHAREHOLDER TRANSACTION EXPENSES+
         Maximum Sales Charge
         (as a percentage of Offering Price)                  5.75%     1.99%
         Paid at time of purchase                             5.75%++   1.00%+++
         Paid at redemption++++                               NONE      0.99%
         Exchange Fee (per transaction)                      $5.00*    $5.00*

     B.  ANNUAL FUND OPERATING EXPENSES
         (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         Management Fees                                      0.75%     0.75%
         Rule 12b-1 Fees                                      0.35%**   1.00%**
         Other Expenses                                       0.98%     0.98%
                                                           --------- ---------
         Total Fund Operating Expenses                        2.08%     2.73%
                                                           ========= =========

     C.  EXAMPLE



    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                    ONE YEAR    THREE YEARS         FIVE YEARS      TEN YEARS
         --------- ------------ ----------------- --------------- ---------------
          Class I     $77***           $119             $163            $285
          Class II     $47             $ 94             $153            $313


    For the same Class II investment, you would pay projected expenses of $37 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.
++THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.
+++ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? -- DECIDING WHICH CLASS TO BUY."
++++A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY CLASS II PURCHASE IF YOU SELL THE SHARES WITHIN 18 MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.
*$5.00 FEE IS ONLY FOR MARKET TIMERS.  WE PROCESS ALL OTHER EXCHANGES
WITHOUT A FEE.
**THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.
***ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the four years since the Fund's commencement of operations on March 14, 1994, appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


           CLASS I SHARES
          YEAR ENDED MARCH 31                  1997      1996      1995       1994/1/

       ------------------------------------ --------- --------- ---------- ----------


       PER SHARE OPERATING PERFORMANCE
       (For a share outstanding throughout
        the period)
       Net asset value, beginning of        $  10.04  $   9.43  $  10.01   $ 10.00
                                            --------  --------  --------  --------
        period
      Income from investment operations:
      Net investment income                     .17       .04       .07       .009
      Net realized and unrealized              1.45      1.03      (.61)      .001
                                            --------  --------  --------  --------
         gain (loss)
     Total from investment operations          1.62      1.07      (.54)       .01
                                            --------  --------  --------  --------
     Distributions:
        Dividends from net investment         (.07)     (.05)     (.04)       --
         income
        Distributions from net realized       (.05)     (.41)      --         --
                                           --------  --------  -------    --------
         gains
     Total distributions                      (.12)     (.46)     (.04)       --
                                           --------  --------  --------   -------
     Change in net asset value                1.50       .61      (.58)       .01
                                           --------  --------  --------   -------
     Net asset value, end of period       $  11.54  $  10.04  $   9.43   $  10.01
                                          ========  ========  ========   ========
     TOTAL RETURN /2/                        16.22%    11.79%    (5.41)%     .10%

     RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000)      $ 28,011  $ 21,590  $ 18,717   $    101
     Ratio of expenses to average net         2.08%     2.37%     3.25%    32.02%/3/
       assets
     Ratio of expenses, net of
       reimbursement, to
        average net assets                    2.08%     2.32%     1.25%     1.25%/3/
     Ratio of net investment income to
        average net assets                    1.59%      .40%     1.38%     1.89%/3/
     Portfolio turnover rate                 23.52%    38.22%     3.21%       --
     Average commission rate paid
       (per share)                         $ .0015    $.0083


1 FOR THE PERIOD MARCH 14, 1994 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994. 2 TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
3 ANNUALIZED.



         CLASS II SHARES
        YEAR ENDED MARCH 31                             1997         1996/1/

      ----------------------------------------------- --------- ----------


      PER SHARE OPERATING PERFORMANCE
      (For a share outstanding throughout the
      period)
      Net asset value, beginning of period            $   9.99  $   9.73
                                                      --------  --------
      Income from investment operations:
         Net investment income (loss)                      .11     (.02)
         Net realized and unrealized gain                 1.43       .73
                                                      --------  --------
      Total from investment operations                    1.54       .71
                                                      --------  --------
      Distributions:
        Dividends from net investment income             (.02)     (.04)
        Distributions from net realized gains            (.05)     (.41)
                                                      --------  --------
     Total distributions                                 (.07)     (.45)
                                                      --------  --------
     Change in net asset value                           1.47        .26
                                                      --------  --------
     Net asset value, end of period                  $  11.46  $    9.99
                                                      ========  ========
     TOTAL RETURN /2/                                    15.48%    7.66%

     RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000)                 $ 2,844   $  1,379
     Ratio of expenses to average net assets            2.73%      2.97%/3/
     Ratio of net investment income (loss) to            .98%     (.88)%/3/
         average net assets
     Portfolio turnover rate                           23.52%    38.22%
     Average commission rate paid (per share)       $  .0015  $  .0083


1 FOR THE PERIOD MAY 1, 1995 (COMMENCEMENT OF SALES) TO MARCH 31, 1996.
2 TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
3 ANNUALIZED.


HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE


The Fund's investment objective is long-term capital growth, which it seeks to achieve through investing at least 65% of its total assets in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world. The Fund's investment objective and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental and may be changed by the Board without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

The Fund's investment manager believes that the development of the physical and social infrastructures of world economies is essential for economic growth and must be undertaken by all countries to achieve and maintain competitive industrial bases. A company is "principally engaged in or related to the development, operation or rehabilitation of physical and social infrastructures of various nations throughout the world" if at least 50% of its assets (marked-to-market), gross income or net profits are attributable to activities related to the following industries, among others: communications; production of building materials; power generation; public utilities; distribution of goods and services; toll road operation and development; manufacturing of steel and other metals; air, sea, land and rail transportation; rail, aircraft and seacraft manufacturing and rehabilitation; port ownership and operation; operation of water utilities and waste water treatment facilities; industrial fabrication; bridge erection; heating, ventilation and air conditioning (HVAC) manufacturing and installation; manufacturing and operation of pollution control equipment; operation of medical facilities; development and construction of housing; operation of broadcast media; and manufacturing, operation, installation and maintenance of technology-related infrastructure such as local and wide-area network software and other essential components in the movement of information. Companies providing construction materials or equipment, or engineering, construction and contracting services, would also be included, as would companies providing funding or expertise necessary for the completion of infrastructure projects.

The evolving long-term international trend favoring more market-oriented economies challenges countries with developing markets to upgrade their national economies in order to compete in the international marketplace. This trend may be facilitated by local or international political, economic or financial developments that could benefit companies engaged in the development of these countries' national economies. Certain of these countries, particularly countries such as Mexico and the countries of the Pacific Basin, have experienced relatively high rates of economic growth in recent years. The development of the local infrastructures in these countries is a crucial element in their continued growth. For example, China, Hong Kong, Singapore, Taiwan, South Korea, Thailand, Malaysia, Indonesia and the Philippines have all recently made substantial, long-term commitments to the development of their infrastructures. While there exists much information indicating that foreign capital markets may experience growth as a result of a renewed international commitment to the development of economic infrastructures, there can be no assurance, of course, that such growth will occur or that the securities purchased by the Fund will provide long-term capital growth.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund will seek to allocate investment risk among the capital markets of a number of countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The Fund will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country.

Consistent with its investment objective, the Fund expects to invest at least 65% of its total assets in securities of issuers listed on U.S. or foreign securities exchanges or the NASDAQ system, that are principally engaged in or related to infrastructure industries. The Fund will generally invest in equity securities of such issuers. As used in this prospectus "equity securities" refers to common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") as described below.

The Fund may also invest in debt securities of issuers involved in or related to infrastructure industries. As used in this prospectus, "debt securities" refers to bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances, and may include structured investments. There is no limitation on the percentage of the Fund's assets that may be invested in debt securities, subject to the Fund's investment objective. Debt securities purchased by the Fund may be rated in any category by Moody's or S&P, or may be unrated by any rating agency. Such securities may include highrisk, lower quality debt securities, commonly referred to as "junk bonds." See "What are the Fund's Potential Risks?" As an operating policy, which may be changed by the Board, the Fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. See "How Do the Funds Invest Their Assets? -- Debt Securities" in the SAI for descriptions of debt securities rated Baa by Moody's and BBB by S&P. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bonds to benefit from increases in the market price of the securities into which they are convertible. Debt securities are subject to certain market and credit risks.


The Fund invests for long-term growth of capital and does not emphasize short-term trading profits. Accordingly, the Fund expects to have an annual portfolio turnover rate not exceeding 50%.


DEPOSITARY RECEIPTS. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

OTHER INVESTMENT POLICIES OF THE FUND

The Fund is also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

TEMPORARY INVESTMENTS. When Investment Counsel believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: debt obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; short-term time deposits with banks; repurchase agreements with banks and broker-dealers with respect to U.S. government obligations; and finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by Investment Counsel. When deemed appropriate by Investment Counsel, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

BORROWING. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may, without limit, enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. The Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund will limit its investment in restricted securities to 10% of its total assets, except that Rule 144A securities determined by the Board to be liquid are not subject to this limitation.


OPTIONS ON SECURITIES OR INDICES. To increase its return or to hedge all or a portion of its portfolio investments, the Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.


The Fund will enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when Investment Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The second investment practice is generally referred to as "cross-hedging." The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. (See "How Do the Funds Invest their Assets? -- Futures Contracts" in the SAI.) With respect to positions in futures and related options that do not constitute "bona fide hedging" positions, the Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Do the Funds Invest their Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of shares of the Fund. Changes in currency valuations will also affect the price of shares of the Fund. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by Investment Counsel will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

FOREIGN INVESTMENTS. The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.


Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. The Fund may invest in Eastern European countries, which involves special risks. As an open-end investment company, the Fund is limited in the extent to which it may invest in illiquid securities. See "What Are the Funds' Potential Risks?" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

As a non-fundamental policy, the Fund will limit its investment in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Funds' Potential Risks?" in the SAI.


On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

HIGH-RISK DEBT SECURITIES. Although the Fund's current investment policy is that it will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's, the Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by Investment Counsel to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, invest up to 5% of its total assets in defaulted debt securities if, in the opinion of Investment Counsel, the issuer may resume interest payments in the near future.

LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

FUTURES CONTACTS AND RELATED OPTIONS. Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on Investment Counsel's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.

WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Investment Counsel manages the Fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.
Together, Investment Counsel and its affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The Fund's lead portfolio manager since 1995 is Gary R. Clemons. Mr. Clemons is a senior vice president of Investment Counsel. He holds a BS from the University of Nevada -- Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin -- Madison. He joined Investment Counsel in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia, Norway, Peru and Sweden.

Peter A. Nori and Mark R. Beveridge have secondary portfolio management responsibilities for the Fund. Mr. Nori is a vice president of Investment Counsel. He holds a BS in finance and an MBA with an emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. Mr. Nori completed Franklin's management training program before moving into portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. He joined the Templeton organization in 1994. As a portfolio manager and research analyst, Mr. Nori currently manages several separate accounts and a variable annuity product. He has global research responsibilities for the steel and data processing industries, and country coverage of Austria. Mr. Beveridge is a senior vice president of Investment Counsel. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, as well as a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for appliances and household durables, industrial components, waste management and business and public services. He also has country coverage of Argentina.

MANAGEMENT FEES. During the fiscal year ended March 31, 1997, management fees totaling 0.75% of the average daily net assets of the Fund were paid to Investment Counsel. Total operating expenses, including fees paid to Investment Counsel, were 2.08% for Class I and 2.73% for Class II.

PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for their Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended March 31, 1997, administration fees totaled 0.15% of the average daily net assets of the Fund. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1997, expenses under the Class I plan that may be reimbursable in future quarters or years totaled $1,311,440, or 4.68% of Class I's net assets. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.


Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31, in the year such distributions were declared. The Fund will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


The Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a business trust on December 21, 1993, and is registered with the SEC. The Fund offers two classes of shares: Templeton Global Infrastructure Fund -- Class I and Templeton Global Infrastructure Fund -- Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.


                                                MINIMUM
                                              INVESTMENTS*

           ------------------------------ -----------------
              To Open Your Account.........        $100
              To Add to Your  Account......        $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o  you expect to invest in the Fund over the long term;

o  you qualify to buy Class I shares at a reduced sales charge; or

o  you plan to buy $1 million or more over time.

You should consider Class II shares if:

o  you expect to invest less than $50,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                                 TOTAL SALES CHARGE               AMOUNT PAID
                                                 AS A PERCENTAGE OF             TO DEALER AS A
AMOUNT OF PURCHASE                          OFFERING          NET AMOUNT        PERCENTAGE OF
AT OFFERING PRICE                             PRICE            INVESTED        OFFERING PRICE

--------------------------------------- ------------------ ----------------- --------------------


CLASS I
Under $50,000.....................            5.75%              6.10%              5.00%
$50,000 but less than $100,000....            4.50%              4.71%              3.75%
$100,000 but less than $250,000...            3.50%              3.63%              2.80%
$250,000 but less than $500,000...            2.50%              2.56%              2.00%
$500,000 but less than  $1,000,000            2.00%              2.04%              1.60%
$1,000,000 or more*...............             None               None               None
CLASS II
Under $1,000,000*.................            1.00%              1.01%              1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


SALES CHARGE REDUCTIONS AND WAIVERS

SYMBOL 39 \f "WP IconicSymbolsB" \s 10IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS -- CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT -- CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. ur policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES -- CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,


o Has more than 10 members,


o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.


2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds


3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:

o Originally paid a sales charge on the shares,

o Reinvest the money within 365 days of the redemption date, and

o Reinvest the money in the SAME CLASS of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


The Fund's sales charges also do not apply to Class I purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. Group annuity separate accounts offered to retirement plans.

7. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

9.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

10. Registered Securities Dealers and their affiliates, for their investment accounts only

11. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

14. Accounts managed by the Franklin Templeton Group


15. Certain unit investment trusts and their holders reinvesting distributions from the trusts

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases -- Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases -- up to 1% of the purchase price.

2. Class I purchases of $1 million or more -- up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above-- up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs-- up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts. Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

           METHOD                  STEPS TO FOLLOW

  ----------------------- ---------------------------------------
   BY MAIL                 1. Send us written instructions
                              signed by all account owners
                           2. Include any outstanding share
                              certificates for the shares you
                              want to exchange

  ----------------------- ---------------------------------------

  BY PHONE                Call Shareholder Services or TeleFACTS(R)

                             If you do not want the ability to
                             exchange by phone to apply to your
                             account, please let us know.

 ----------------------- ---------------------------------------
 THROUGH YOUR DEALER     Call your investment representative
 ----------------------- ---------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


CONTINGENT DEFERRED SALES CHARGE -- CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. CONTINGENT DEFERRED SALES CHARGE -- CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.


o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because   excessive   trading  can  hurt  Fund   performance,  operations  and
shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


            METHOD              STEPS TO FOLLOW
------------------- ------------------------------------------
 BY MAIL             1. Send us written instructions signed by
                        all account owners. If you would like your redemption proceeds wired to a bank account, yourinstructions should include:

                         o The name, address and telephone number
                           of the bank where you want the proceeds
                           sent

                         o Your bank account number

                         o The Federal Reserve ABA routing
                            number

                         o If you are using a savings and loan
                           or credit union, the name of the
                           corresponding bank and the account number

                     2. Include any outstanding share certificates
                        for the shares you are selling

                     3. Provide a signature guarantee if required

                     4. Corporate, partnership and trust accounts
                        may need to send additional documents.
                        Accounts under court jurisdiction may have account owners other requirements.

------------------- ------------------------------------------
Y PHONE            Call Shareholder Services. If you would
                   like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.


                  Telephone requests will be accepted:


                  o  If the request is $50,000 or less.
                     Institutional accounts may exceed
                     $50,000 bycompleting a separate agreement.
                     Call Institutional Services to receive a copy.


                  o  If there are no share certificates
                     issued for the shares you want to
                     sell or you have already returned
                     them to the Fund.

                 o  Unless you are selling shares in a Trust
                    Company retirement plan account.

                 o  Unless the address on your account was
                    changed by phone within the last 15 days.

                     If you do not want the ability to
                     redeem by phone to apply to your
                     account, please let us know.

 ------------------- ------------------------------------------
 THROUGH YOUR        Call your investment representative
 DEALER
------------------- ------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:


o  Exchanges

o  Account fees

o  Sales of shares purchased pursuant to a sales charge waiver

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? -- Other Payments to Securities Dealers"

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o  Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND -- You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


o  Your name,

o  The Fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)  We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss. TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

        TYPE OF ACCOUNT        DOCUMENTS REQUIRED
        ---------------------- ------------------------------------------------
        CORPORATION            Corporate Resolution
        ---------------------- ------------------------------------------------

        PARTNERSHIP            1. The pages from the partnership agreement
                                  that identify the general partners, or


                               2. A certification for a partnership
                                  agreement

       ---------------------- --------------------------------------------------
        TRUST                  1. The pages from the trust document that
                                  identify the trustees, or

                               2. A certification for trust
       ---------------------- --------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton Fund;

o  exchange shares between identically registered Franklin accounts; and

o  request duplicate statements and deposit slips for Franklin accounts.
You will need the code number for each class to use TeleFACTS(R). The code number is 413 for Class I and 513 for Class II.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                           HOURS OF OPERATION (EASTERN TIME)
 DEPARTMENT NAME        TELEPHONE NO.      (MONDAY THROUGH FRIDAY)


---------------------- ------------------ ------------------------------------
Shareholder Services   1-800/632-2301     8:30 a.m. to 8:00 p.m.

Dealer Services        1-800/524-4040     8:30 a.m. to 8:00 p.m.

Fund Information       1-800/DIAL BEN     8:30 a.m. to 11:00 p.m.
                       (1-800/342-5236)   9:30 a.m. to 5:30 p.m.(Saturday)


Retirement Plan        1-800/527-2020     8:30 a.m. to 8:00 p.m.
Services


Institutional          1-800/321-8563     9:00 a.m. to 8:00 p.m.
Services

TDD (hearing           1-800/851-0637     8:30 a.m. to 8:00 p.m.
impaired)


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended.

1940 ACT -- Investment Company Act of 1940, as amended.

BOARD -- The Board of Trustees of the Trust

CD -- Certificate of deposit

CLASS I AND CLASS II -- The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE -- Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD -- For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A sales charge of 1% that may apply if you sell your shares within the Contingency
Period.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY -- Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL -- Templeton Investment Counsel, Inc., the Fund's investment manager

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS -- Internal Revenue Service

LETTER -- Letter of Intent

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share of the class and includes the frontend sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS -- An employer sponsored pension or profit--sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw--Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP -- An employer sponsored  simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) -- Franklin Templeton's automated customer servicing system

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:


           ACCOUNT TYPE                    GIVE SSN OF          ACCOUNT TYPE             GIVE EMPLOYER ID # OF


          ------------------------------ ------------------- ------------------------- -------------------------------

          o Individual                    Individual          o Trust, Estate,          Trust, Estate, or
                                                                or Pension Plan         Pension Plan Trust
                                                                Trust

         ------------------------------- ------------------- ------------------------- -------------------------------

         o Joint Individual              Owner who           o Corporation,            Corporation,
                                         will be               Partnership, or         Partnership, or
                                         paying tax            other organization      other organization
                                         or
                                         first-named
                                         individual

       ------------------------------- ------------------- ------------------------- -------------------------------

        o Unif. Gift/                   Minor               o Broker nominee          Broker nominee
          WTransfer to Minor

      ------------------------------- ------------------- ------------------------- -------------------------------

      o Sole Proprietor               Owner of
                                      business

     ------------------------------- ------------------- ------------------------- -------------------------------

      o Legal Guardian                Ward,
                                      Minor, or
                                     Incompetent

    ------------------------------- ------------------- ------------------------- -------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:


     A corporation

     A financial institution


     An organization exempt from tax under section 501(a), or an individual retirement plan

     A registered dealer in securities or commodities registered in the U.S. or a U.S. possession

     A real estate investment trust

     A common trust fund operated by a bank under section 584(a)

     An exempt charitable  remainder trust or a non-exempt trust described in section 4947(a)(1)

     An entity registered at all times under the Investment Company Act of 1940

IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                           RESOLUTION SUPPORTING AUTHORITY OF
                          CORPORATE /ASSOCIATION SHAREHOLDER

--------------------------------------------------------------------------


INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.


CERTIFIED COPY OF RESOLUTION (Corporation or Association)


The undersigned hereby certifies and affirms that he/she is the duly elected ____________ of ______________ a ________________

Title Corporate Name Type of Organization organized under the laws of the State of ________________ and that the following is a true and correct copy of a resolution adopted State copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on _______________________, 19___.

"RESOLVED,                                                                  that
Name of Corporation/Association (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER RESOLVED, that any (enter number) _____________ of the following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):
    ______________________________(referred to as the "Authorized Officers").

    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                                       X
              Name/title (please print or type)        Signature
                                                       X
              Name/title (please print or type)        Signature
                                                       X
              Name/title (please print or type)        Signature
                                                       X
             Name/title (please print or type)        Signature

Certified from minutes

X
Signature

Name/title (please print or type)
CORPORATE SEAL (if appropriate)

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



FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST -- CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


----------------------------------------------------------------------------

GLOBAL GROWTH

-------------------------------------------------------------------------------


Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
   Companies Fund
Templeton Global

   Infrastructure Fund
Templeton Global
   Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
   Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME


Franklin Global Utilities Fund
Franklin Templeton German
   Government Bond Fund
Franklin Templeton

   Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund

Templeton Growth and Income Fund


GLOBAL INCOME


Franklin Global Government
Income Fund
Franklin Templeton Hard
   Currency Fund
Franklin Templeton High
   Income Currency Fund
Templeton Americas
   Government Securities Fund

GROWTH


Franklin Blue Chip Fund Franklin California Growth Fund Franklin DynaTech Fund Franklin Equity Fund Franklin Gold Fund Franklin Growth Fund Franklin MidCap Growth Fund Franklin Small Cap Growth Fund Mutual Discovery Fund


GROWTH AND INCOME


Franklin Asset Allocation Fund
Franklin Balance Sheet
   Investment Fund Franklin Convertible Securities Fund Franklin Equity Income Fund Franklin Income Fund Franklin MicroCap Value Fund Franklin Natural Resources Fund Franklin Real Estate Securities Fund Franklin Rising Dividends Fund Franklin Strategic Income Fund Franklin Utilities Fund Franklin Value Fund Mutual Beacon Fund Mutual Qualified Fund Mutual Shares Fund Templeton American Trust, Inc.

FUND ALLOCATOR SERIES

Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund


INCOME

Franklin Adjustable Rate
   Securities Fund

Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR CORPORATIONS


Franklin Corporate Qualified
   Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
   Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

-----------------------------------------------------------------------------

+3

----------------------------------------------------------------------------


Franklin Valuemark(R)
Franklin Templeton
   Valuemark Income Plus
   (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY). **The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


                        [LOGO] Printed on recycled paper

        TEMPLETON GLOBAL
        INFRASTRUCTURE FUND
        P.O. Box 33031
        ST. PETERSBURG, FL 33733-8031
        -----------------------------


















       [LOGO] Printed on recycled paper

                 TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                                   PROSPECTUS

                                   PROSPECTUS & APPLICATION

       INVESTMENT STRATEGY:         Templeton
              GLOBAL INCOME         Americas
                                    Government
                                    Securities Fund


---------------------------------------------------------
                                    AUGUST 1, 1997

                            [LOGO]


This prospectus describes Templeton Americas Government Securities Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

THE FUND MAY ENGAGE IN VARIOUS INVESTMENT TECHNIQUES (SUCH AS BORROWING MONEY FOR INVESTMENT PURPOSES AND INVESTING UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES) WHICH MAY INVOLVE SIGNIFICANT RISKS AND INCREASED FUND EXPENSES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SUBSTANTIALLY ALL THE FUND'S ASSETS AT ANY ONE TIME MAY BE INVESTED IN NON-INVESTMENT GRADE DEBT INSTRUMENTS (I.E., JUNK BONDS) THAT INVOLVE GREATER RISKS, INCLUDING THE RISK OF DEFAULT, AND THAT ARE PREDOMINANTLY SPECULATIVE. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. THE FUND MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE SEE "WHAT ARE THE FUND'S POTENTIAL RISKS?"


The Fund is a non-diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company.

The Trust has a Statement of Additional Information ("SAI") dated August 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON AMERICAS
GOVERNMENT SECURITIES
FUND






--------------------------------------------------------------------------------

    THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


                                   TABLE OF CONTENTS
      TEMPLETON
      AMERICAS                     ABOUT THE FUND
      GOVERNMENT
      Securities Fund              Expense Summary............................                       2
      -----------------------
                                   Financial Highlights.......................                       3
      August 1, 1997
                                   How Does the Fund Invest Its Assets?.......                       3
      When reading this
      prospectus, you              What Are the Fund's Potential Risks?.......                      18
      will see certain terms
      beginning with capital       Who Manages the Fund?......................                      25
      letters. This means the
      term is explained in         How Does the Fund Measure Performance?.....                      27
      our glossary section.
                                   How Taxation Affects the Fund and Its Shareholders ..            28

                                   How Is the Trust Organized?................                      28

                                   ABOUT YOUR ACCOUNT

                                   How Do I Buy Shares?.......................                      29

                                   May I Exchange Shares for Shares of Another Fund?                35

                                   How Do I Sell Shares?......................                      38

                                   What Distributions Might I Receive From the Fund?                42

                                   Transaction Procedures and Special Requirements                  43

                                   Services to Help You Manage Your Account...                      48

                                   What If I Have Questions About My Account?.                      50

                                   GLOSSARY

                                   Useful Terms and Definitions...............                      51


                                   APPENDIX

                                   Corporate Bond Ratings.....................                      54



       700 Central Avenue
       P.O. Box 33030
       St. Petersburg, FL
       33733-8030
       1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, after fee waivers and expense limitations, for the fiscal year ended March 31, 1997. The Fund's actual expenses may vary.


A. SHAREHOLDER TRANSACTION EXPENSES(+)

Maximum Sales Charge Imposed on Purchases
  (as a percentage   of Offering Price)                    4.25%(++)
Deferred Sales Charge                                      NONE (+++)
Exchange Fee (per transaction)                             $5.00*

B. ANNUAL FUND OPERATING EXPENSES (AS A
   PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after fee waiver)                         0.00%**
Rule 12b-1 Fees                                            0.35%***
Other Expenses (after fee waiver and expense
  reimbursement)                                           0.90%**
                                                           ----
Total Fund Operating Expenses (after fee waiver
 and expense reimbursement)                                1.25%**
                                                           -----
C. EXAMPLE




    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.



      ONE YEAR     THREE YEARS     FIVE YEARS    TEN YEARS

      ------------ -------------- -------------- ------------

       $55****        $    80       $   108         $   187


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.


(+)IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(++)THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE.

(+++)A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY APPLY TO PURCHASES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY SHARES WITHOUT A FRONT-END SALES CHARGE. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.


*$5.00 FEE IS ONLY FOR MARKET TIMERS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.


**FOR THE PERIOD SHOWN, INVESTMENT COUNSEL AND FT SERVICES HAD AGREED IN ADVANCE TO WAIVE THEIR RESPECTIVE MANAGEMENT AND ADMINISTRATION FEES AND TO MAKE CERTAIN PAYMENTS TO REDUCE THE FUND'S EXPENSES. WITHOUT THIS REDUCTION, MANAGEMENT FEES WOULD HAVE BEEN 0.60%, OTHER EXPENSES WOULD HAVE BEEN 1.84% AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.79%. AFTER JULY 31, 1998, THIS ARRANGEMENT MAY END AT ANY TIME UPON NOTICE TO THE BOARD.


***THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

****ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors. Their audit report covering each of the three years since the Fund's commencement of operations on June 27, 1994, appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.





YEAR ENDED MARCH 31                                         1997           1996            1995(1)
-------------------------------------------------------- -------------- --------------- ----------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net Asset Value, beginning of period                     $   10.20      $    9.59       $  10.00
                                                         ---------      ---------       --------
Income from investment operations:
  Net investment income                                        .74            .75            .30
  Net realized and unrealized gain (loss)                      .85            .71           (.43)
                                                         ---------      ---------       --------
Total from investment operations                              1.59           1.46           (.13)
                                                         ---------      ---------       --------
Distributions:
  Dividends from net investment income                        (.77)          (.69)          (.28)
  Distributions from net realized gains                       (.38)          (.16)           --
                                                         ---------      ---------       -------
Total distributions                                          (1.15)          (.85)          (.28)
                                                         ---------      ---------       --------
Change in net asset value                                      .44            .61           (.41)
                                                         ---------      ---------       --------
Net asset value, end of period                           $   10.64      $   10.20       $   9.59
                                                         =========      =========       ========
TOTAL RETURN(2)                                              16.23%         15.49%         (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                          $  5,627       $  3,540        $ 2,826
Ratio of expenses to average net assets                       2.79%          4.98%          6.49%(3)
Ratio of expenses, net of reimbursement, to
  average net assets                                          1.25%          1.25%          1.25%(3)
Ratio of net investment income to average
  net assets                                                  7.16%          7.47%          5.07%(3)
Portfolio turnover rate                                     275.02%        163.57%           --




(1)FOR THE PERIOD JUNE 27, 1994 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1995.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.

(3)ANNUALIZED.


HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVES

The primary investment objective of the Fund is a high level of current income. Total return is a secondary objective. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in debt securities issued or guaranteed by governments, government agencies, political subdivisions, and other government entities ("Government Entities") of countries located in the Western Hemisphere (i.e., North, South and Central America and the surrounding waters). The Fund's investment objectives and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental, and may be changed by the Board without shareholder approval. There can be no assurance that the Fund's investment objectives will be achieved.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

Investment Counsel and Advisers will actively manage the Fund's assets in response to market, political and general economic conditions, and will seek to adjust the Fund's investments based on their perception of which investments would best enable the Fund to achieve its investment objectives. In their analysis, Investment Counsel and Advisers will consider various factors, including their views regarding interest and currency exchange rate changes and credit risks. Such professional investment management may be attractive to investors, particularly individuals, who lack the time, information, capability or inclination to effect such an investment strategy directly.

The Fund's investments in debt obligations of Government Entities will consist of (i) fixed income or floating rate bonds, notes, bills and debentures issued or guaranteed by governments, governmental agencies or instrumentalities, or government owned, controlled or sponsored entities (including central banks located in the Western Hemisphere), including warrants for any such obligations, and (ii) debt obligations issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities described above, including indexed or currency-linked securities. Such obligations may be issued in either registered or bearer form. Many of these securities are trading at substantial discounts to their par value and it is expected that initially a significant portion of the Fund's assets will be invested in securities purchased at a discount to par value. Such securities involve special tax considerations which may adversely affect the Fund. See "What Are the Fund's Potential Risks? -- Tax Considerations."

The Fund may invest up to 35% of its total assets in securities of corporations and financial institutions in countries located in the Western Hemisphere, including corporate and commercial obligations such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates. Indexed notes and commercial paper typically provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, Investment Counsel will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rate between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while generating interest income on the obligation. Indexed notes, however, involve the risk of loss (i.e., reduced principal payable on the note) in the event that exchange rate movements are not accurately predicted. Such obligations may be deemed liquid investments if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's Net Asset Value per share; otherwise, they will be deemed illiquid investments subject to the restrictions set forth in the SAI under "Investment Restrictions."


The Fund may invest in securities denominated in or indexed to the currency of one country in the Western Hemisphere although issued by a governmental entity, corporation or financial institution of another such country. For example, the Fund may invest in a Mexican peso denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

The Fund also may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These investments are described more fully below under "Mortgage-Backed and Asset-Backed Securities." Because of liquidity and valuation concerns relating to investments in certain derivative mortgage-backed securities, investments in such securities will be restricted as discussed below under "Derivative Mortgage-Backed Securities."


The Fund may invest a portion of its assets in debt instruments issued by Western Hemisphere companies engaged in the financial services industry, including banks, thrift institutions, insurance companies, securities firms and holding companies of any of the foregoing. Such investments may include CDs, time deposits, bankers' acceptances, and other obligations issued by such entities, as well as repurchase agreements entered into with such entities.

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Investments in debt securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations such as S&P and Moody's or in unrated securities of comparable quality involve special risks which are described more fully below under "What Are the Fund's Potential Risks? -- High-Risk Debt Securities." See the Appendix for a description of the various bond rating categories.

The Fund does not emphasize short-term trading profits and usually expects to have an annual portfolio turnover rate generally not exceeding 300%. The Fund's portfolio turnover rate for the fiscal year ended March 31, 1997 was 275.02%. As a result of its sensitivity to U.S. Treasury price movements, the emerging market debt of the Latin American countries in which the Fund is invested experienced rate volatility during this period. Investment Counsel responded to this volatility by adjusting the overall duration of the Fund's portfolio which resulted in a high turnover rate. High portfolio turnover increases transaction costs and may increase the amount of the Fund's short-term capital gain, which is taxed as ordinary income when distributed to shareholders. See "Additional Information on Distributions and Taxes" in the SAI.

When Investment Counsel believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by Investment Counsel; obligations (including CDs, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. When deemed appropriate by Investment Counsel, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

BRADY BONDS. The Fund may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela and Vietnam (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured or are planning to restructure their external bank debt into new loans or promissory notes.

Many of the Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.


Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Venezuelan Brady Bonds and Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade.

OTHER DEBT SECURITIES OF GOVERNMENT ENTITIES. In addition to Brady Bonds, the Fund may invest in debt obligations of Government Entities, including, but not limited to, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de Tesoreria ("CETES"), Argentine Bonos del Tesoro ("BOTE") and Bonos de Inversion y Crecimiento-Quinta Serie ("BIC V"), and Venezuelan zero coupon notes.


STRUCTURED INVESTMENTS. Included among the issuers of Western Hemisphere debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities. See "Borrowing."


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. The Fund's investment in these structured investments may be limited by investment restrictions contained in the SAI. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest without limit in mortgage-backed securities issued or guaranteed by Government Entities, and may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent an interest in, or are backed by and payable from, mortgage loans secured by real property. Asset-backed securities generally consist of structures similar to mortgage-backed securities, except that the underlying asset pools are comprised of other types of financial assets such as credit card, automobile or other types of receivables and commercial loans. Mortgage-backed and asset-backed securities are issued in structured financing wherein the sponsor securitizes the underlying mortgage loans or financial assets in order to liquify the underlying assets or to achieve certain other financial goals. The special considerations and risks inherent in investments in mortgage-backed and asset-backed securities are discussed more fully below.

The mortgage-backed securities in which the Fund may invest will primarily be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the asset-backed securities in which the Fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). GNMA, FNMA, FHLMC, SBA and RTC are agencies or instrumentalities of the U.S.


Certain of the mortgage-backed and asset-backed securities in which the Fund may invest will be issued by private issuers. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, mortgage bankers, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers may be subject to certain types of credit enhancements issued in respect of those securities. Such credit enhancements may include insurance policies, bank letters of credit, guarantees by third parties or protections afforded by the structure of a particular transaction (e.g., the use of reserve funds, over-collateralization or the issuance of subordinated securities as protection for more senior securities being purchased by the
Fund). In purchasing securities for the Fund, Investment Counsel and Advisers will take into account not only the creditworthiness of the issuer of the securities but also the creditworthiness of the provider of any external credit enhancement of the securities.


The Fund may invest in pass-through mortgage-backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that "pass-through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional corporate debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities. However, during any particular period, the predominant factors affecting prepayment rates on mortgage-backed and asset-backed securities may be different. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

The Fund's yield will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.


DERIVATIVE MORTGAGE-BACKED SECURITIES. The Fund may invest up to 25% of its total assets in various derivative mortgage-backed securities, which are synthetic securities designed to be highly sensitive to certain types of interest rate and principal prepayment scenarios. Investment Counsel and Advisers will seek to manage these risks (and potential benefits) by investing in a variety of such securities and may seek to hedge such investments with the use of financial futures contracts. See below under "Futures Contracts." These derivative securities primarily consist of some form of stripped mortgage-backed securities ("SMBS") that commonly involve different classes of securities that receive disproportionate amounts of the interest and principal distributions on a pool of mortgage assets.


SMBSs are typically issued by the same types of issuers as are mortgage-backed securities. The structure of SMBSs, however, is different. A common variety of SMBS involves a class (the principal-only or PO class) that receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives only interest, while the PO class receives only principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of these types of IOs to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. The impact of IOs on the Fund's portfolio may be offset to some degree by investments in mortgage-backed securities and inverse floaters (floating rate securities the interest rate of which is adjusted up or down inversely to changes in a specified index). As interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the fixed rate securities. Under certain interest rate scenarios, the Fund may decide to retain investments in IOs or inverse floaters yielding less than prevailing interest rates in order to avoid capital losses on the sale of such investments.

The Fund may also combine IOs and IO-related derivative mortgage products with LIBOR-based inverse floaters (LIBOR being the London interbank offered rate). A LIBOR-based inverse floater is a floating rate security the interest rate of which is adjusted up or down inversely to changes in LIBOR; as LIBOR decreases, the interest rate paid by the inverse floater would increase, and vice versa. Depending on the amount of leverage built into the inverse floater, the yield could vary in excess of the change in LIBOR because of the leverage built into the inverse floater formula. The yield on an inverse floater varies inversely with interest rates because as LIBOR decreases, the interest payable on the inverse floater increases. The converse is true, of course, when LIBOR increases. When an inverse floater is combined with an IO or IO-type derivative product, the result is a synthetic security that tends to provide a somewhat less volatile yield over a wide range of interest rate and prepayment rate scenarios.


New types of mortgage-backed and asset-backed securities, derivative securities and hedging instruments are developed and marketed from time to time. Consistent with its investment objectives, policies and restrictions, the Fund may, upon disclosure to shareholders, invest in such new types of securities and instruments that Investment Counsel and/or Advisers believe may assist the Fund in achieving its investment objectives.

The staff of the SEC has taken the position (which has been adopted as an investment policy of the Fund) that the determination of whether a particular U.S. government issued IO or PO that is backed by fixed-rate mortgages is liquid may be made by Investment Counsel or Advisers under guidelines and standards established by the Trust's Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's Net Asset Value per share. The SEC's staff also has taken the position that all other IOs and POs are illiquid securities which are subject to the Fund's limitation on investments in illiquid securities, as set forth in the SAI under "Investment Restrictions."


OTHER INVESTMENT POLICIES OF THE FUND


The Fund is also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

BORROWING. The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by the Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. The Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board to be liquid, are considered to be illiquid and are subject to the Fund's limitation on investment in illiquid securities.

OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.


The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when Investment Counsel believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objectives and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their Assets? -- Futures Contracts" in the SAI.


WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors, which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested will likely affect the value of the Fund's holdings and thus the value of the shares of the Fund. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will impact the price of the shares of the Fund. History reflects both increases and decreases in interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by Investment Counsel will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.


FOREIGN CURRENCY EXCHANGE. Since the Fund is authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect the Fund's yield on assets denominated in currencies other than the U.S. dollar.

SOVEREIGN DEBT. The debt obligations ("sovereign debt") issued or guaranteed by Latin American governmental entities in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high risk, low rated securities (i.e., junk bonds, as discussed below) and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. A Government Entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Government Entity's dependence on expected disbursements from third parties, the Government Entity's policy toward the International Monetary Fund and the political constraints to which a Government Entity may be subject. Government Entities may default on their sovereign debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to Government Entities.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Government obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


FOREIGN INVESTMENTS. The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, political or social instability or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an open-end investment company, the Fund is limited in the extent to which it may invest in illiquid securities. See "Investment Restrictions" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitation also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

HIGH-RISK DEBT SECURITIES. The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.


Based upon the monthly weighted average ratings of debt securities held during the Fund's most recent fiscal year, the Fund had 83.7% of its total assets invested in debt securities that received a rating from Moody's and/or S&P, and 8.1% of its total assets invested in debt securities that were not so rated. The Fund had the following percentages of its total assets invested in rated securities: AAA and/or Aaa: 37.2%, BBB and/or Baa: 1.3%, BB and/or Ba: 38.2%, and B: 7.0%. Included under the 8.1% unrated category are securities that have been determined by Investment Counsel to be comparable to securities rated BB and/or Ba or below.

TAX CONSIDERATIONS. The Fund may accrue and report interest income on debt securities, such as zero coupon bonds, pay-in-kind securities or debt securities issued or acquired at a discount, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, the Fund must distribute all of its net income and gains to shareholders (see "How Taxation Affects the Fund and Its Shareholders") generally on an annual basis. The Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.


If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies and in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties). See "Additional Information on Distribution and Taxes" in the SAI.


LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage will significantly increase the Fund's investment risk.

FUTURES CONTRACTS AND RELATED Options. Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on Investment Counsel's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "How Taxation Affects the Fund and Its Shareholders." To so qualify, among other requirements, the Fund will limit its investments so that, in general, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

There are further risk factors, including risks associated with mortgage-backed securities (particularly derivative mortgage-backed securities) and illiquid and restricted securities, which are described under "How Does the Fund Invest Its Assets? -- Types of Securities in which the Fund May Invest" in this prospectus, and possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described under "What Are the Funds' Potential Risks?" in the SAI.


WHO MANAGES THE FUND? THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.


INVESTMENT MANAGER. Investment Counsel manages the Fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.
Together, Investment Counsel and its affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Investment Counsel, Advisers is the sub-advisor of the Fund. Advisers provides Investment Counsel with investment advisory assistance and portfolio management advice with regard to the Fund's investments in securities of U.S. issuers. Adviser's activities are subject to the Board's review and control, as well as Investment Counsel's instruction and supervision.

PORTFOLIO MANAGEMENT. The portfolio management responsibilities for the Fund since 1996 are performed by a team consisting of Alexander C. Calvo, Thomas J. Dickson and Cynthia A. New. Mr. Calvo is currently an analyst for a division of Investment Counsel. He holds a BA in political science from Binghamton University and an MA in international affairs from The Fletcher School of Law and Diplomacy at Tufts University. He also has completed coursework toward a Ph.D. in economics at Boston University. Prior to joining the Templeton organization in 1995, Mr. Calvo was an account executive with Fleishman-Hillard, where he served as a consultant to firms investing in Latin America; and previously was a research analyst with Zeta Investments.

Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Advisers. Mr. Dickson's current research responsibilities include Australia, Canada, Japan, New Zealand and the U.S., as well as non-dollar money market and currency analysis.

Ms. New is currently a portfolio manager for a division of Investment Counsel. She holds a BS in accounting from the University of Florida and an MBA from the University of Central Florida. Ms. New is also a certified public accountant and, prior to joining the Templeton organization in 1993, she was an auditor with the accounting firm of Deloitte and Touche. Upon joining the division, she was responsible for sovereign and corporate credit analysis for emerging market securities. Ms. New's current research responsibilities include Italy, Spain, Sweden and Denmark, as well as South Africa in the emerging markets.

MANAGEMENT Fees. During the fiscal year ended March 31, 1997, management fees, before any advance waiver, totaled 0.60% of the average daily net assets of the Fund. Total operating expenses, before any advance waiver, were 2.79% of the average daily net assets of the Fund. Under an agreement by Investment Counsel to waive its fees, the Fund paid no (0.00%) management fees and the Fund paid total operating expenses of 1.25%. After July 31, 1998, this arrangement may end at any time upon notice to the Board.

During the same period, sub-advisory fees, before any advance waiver, totaled 0.25% of the average daily net assets of the Fund. Investment Counsel paid Advisers no (0.00%) sub-advisory fees. This sub-advisory fee is not a separate expense of the Fund but would have been paid by Investment Counsel if it had received management fees from the Fund.

PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Fund. During the fiscal year ended March 31, 1997, administration fees, before any advance waiver, totaled 0.15% of the average daily net assets of the Fund. Under an agreement by the administrators to waive their fees, the Fund paid no (0.00%) administration fees. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLAN


The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.


Payments by the Fund under the plan may not exceed 0.35% per year of the Fund's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1997, expenses under the plan that may be reimbursable in future quarters or years totaled $4,901, or 0.09% of the Fund's net assets. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Funds' Underwriter" in the SAI.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Do the Funds Measure Performance?" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993, and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 2, 1997, Templeton Global Investors, Inc., owned of record and beneficially more than 25% of the outstanding shares of the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.


                                                       MINIMUM
                                                    INVESTMENTS*

------------------------------------------------- ------------------

To Open Your Account......................              $ 100
To Add to Your
  Account.................................              $  25


*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

SALES CHARGE REDUCTIONS AND WAIVERS

    If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.



                                                      TOTAL SALES CHARGE                    AMOUNT PAID
                                                      AS A PERCENTAGE OF                  TO DEALER AS A
                                              -----------------------------------------
AMOUNT OF PURCHASE                                OFFERING            NET AMOUNT           PERCENTAGE OF
AT OFFERING PRICE                                   PRICE              INVESTED           OFFERING PRICE
--------------------------------------------- -------------------- -------------------- ------------------------


Under $100,000.........................               4.25%                4.44%                 4.00%
$100,000 but less than $250,000........               3.50%                3.63%                 3.25%
$250,000 but less than $500,000........               2.75%                2.83%                 2.50%
$500,000 but less than
  $1,000,000...........................               2.15%                2.20%                 2.00%
$1,000,000 or more*....................              None                 None                   None



*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.


CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY  COMPLETING  THE  LETTER OF INTENT
SECTION     OF    THE     SHAREHOLDER
APPLICATION,   YOU   ACKNOWLEDGE  AND
AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call

Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:


o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o   Agrees  to  arrange  for  payroll

deduction or other bulk transmission of investments to the Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) the distributions may be from either Class I or Class II shares of a fund.

The Fund's sales charges do not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.


2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.


3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:


o Originally paid a sales charge on the shares,

o Reinvest the money within 365 days of the redemption date, and

o Reinvest the money in the SAME CLASS of shares.


    An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


The Fund's sales charges also do not apply to purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. Group annuity separate accounts offered to retirement plans.

7. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


9.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs.

10. Registered Securities Dealers and their affiliates, for their investment accounts only.

11. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer.

12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

14. Accounts managed by the Franklin Templeton Group.

15. Certain unit investment trusts and their holders reinvesting distributions from the trusts.

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

HOW DO I BUY SHARES IN CONNECTION
WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.  Purchases of $1 million or more --
up to 0.75% of the amount invested.

2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above -- up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs -- up to 0.25% of the amount invested.

4. Purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                                STEPS TO FOLLOW

---------------------- -------------------------------------------------------

BY MAIL                1.  Send us written instructions signed by
                           all account owners

                       2. Include any outstanding share certificates for the shares you want to exchange.

---------------------- -------------------------------------------------------

BY PHONE                Call Shareholder Services or TeleFACTS(R)
                           If you do not want the ability to
                           exchange by phone to apply to your account, account, please let us know.


---------------------- -------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
---------------------- -------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"


EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


METHOD                               STEPS TO FOLLOW

---------------------- -------------------------------------------------------

BY MAIL                  1.  Send us  written  instructions
                             signed by all  account  owners.  If you
                             would  like  your  redemption  proceeds
                             wired   to   a   bank   account,   your
                             instructions should include:

                             o The name, address and telephone number of the bank where you want the proceeds sent

                             o    Your bank account number

                             o    The Federal Reserve ABA routing number

                             o    If you are using a savings and loan or
                                  credit union, the name of the corresponding bank and the account number


                          2. Include any outstanding share certificates for the shares you are selling.


                          3.  Provide a signature guarantee if required.

                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have have additional other requirements.


---------------------- -------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. Telephone requests will be accepted:

                          o   If the request is $50,000 or less.
                              Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                          o   If  there  are  no  share  certificates
                              issued  for the shares you want to sell
                              or you have  already  returned  them to
                              the Fund.

                          o   Unless you are selling shares in a Trust
                              Company retirement plan account.

                          o   Unless the address on your  account was
                              changed  by  phone  within  the last 15
                              days.

                                  If you do not  want the  ability  to
                                  redeem   by  phone  to  apply  to  your
                                  account, please let us know.

---------------------- --------------------------------------------------------
THROUGH YOUR DEALER        Call your investment representative
--------------------- ---------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless thE distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:


 Exchanges
 Account feeso    Exchanges

o   Account fees

o   Sales of shares purchased pursuant to a sales charge waiver

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? -- Other Payments to Securities Dealers"

o Redemptions by the Fund when an account falls below the minimum required account size

o   Redemptions following the death of the shareholder or beneficial owner

o Redemptions  through a systematic  withdrawal  plan set up before  February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o   Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o   Participant   initiated   distributions   from  employee  benefit  plans  or
    participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund intends to pay a monthly dividend representing substantially all of its net investment income and to distribute at least annually any net realized capital gains.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND -- You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

 Your name,
 The Fund's name,
 A description of the request,

For exchanges, the name of the fund you're exchanging into, Your account number,

o   Your name,

o   The Fund's name,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:


1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


TYPE OF ACCOUNT                   DOCUMENTS REQUIRED

--------------------- --------------------------------------------------------
CORPORATION                       Corporate Resolution
--------------------- ---------------------------------------------------------

PARTNERSHIP                       1. The pages from the partnership agreement
                                     that identify the general partners, or

                                  2. A certification for a partnership
fica                                 agreement


--------------------- ---------------------------------------------------------

TRUST                             1. The pages from the trust document that
                                     identify the trustees, or

                                  2. A certification for trust

--------------------- ---------------------------------------------------------

2.    A
STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT


AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;


o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.


You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 416.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:


o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU

    RECEIVE THEM.


o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. Advisers is located at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.



                                                                                 (EASTERN TIME)
DEPARTMENT NAME                           TELEPHONE NO.                          (MONDAY  THROUGH FRIDAY)

----------------------------------------- -------------------------------------- -------------------------------------
Shareholder Services                      1-800/632-2301                         8:30 a.m. to 8:00 p.m.

Dealer Services                           1-800/524-4040                         8:30 a.m. to 8:00 p.m.

Fund Information                          1-800/DIAL BEN                         8:30 a.m. to 11:00 p.m.
                                          (1-800/342-5236)                       9:30 a.m. to 5:30 p.m. (Saturday)


Retirement Plan Services                  1-800/527-2020                         8:30 a.m. to 8:00 p.m.


Institutional Services                    1-800/321-8563                         9:00 a.m. to 8:00 p.m.

TDD (hearing impaired)                    1-800/851-0637                         8:30 a.m. to 8:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended

1940 ACT -- Investment Company Act of 1940, as amended

ADVISERS -- Franklin Advisers, Inc., the Fund's sub-advisor

BOARD -- The Board of Trustees of the Trust

CD -- Certificate of deposit

CLASS I AND CLASS II -- Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE -- Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD -- The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY -- Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL -- The Fund's investment manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS -- Internal Revenue Service

LETTER -- Letter of Intent

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 4.25%.

QUALIFIED RETIREMENT PLANS -- An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP -- An employer sponsored  simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) -- Franklin Templeton's automated customer servicing system

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

CORPORATE BOND RATINGS

MOODY'S


AAA -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A -- Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P


AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC-- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:



ACCOUNT TYPE                        GIVE SSN OF        ACCOUNT TYPE           GIVE EMPLOYER ID # OF

----------------------------------- ------------------ ---------------------- ---------------------------------


o Individual                        Individual         o Trust, Estate,       Trust, Estate, or
                                                         or Pension Plan      Pension Plan Trust
                                                         Trust

----------------------------------- ------------------ ---------------------- ---------------------------------

o Joint Individual                  Owner who          o Corporation,         Corporation,
                                    will be              Partnership, or      Partnership, or
                                    paying tax           other organization   other organization
                                    or
                                    first-named
                                    individual

----------------------------------- ------------------ ---------------------- ---------------------------------

o Unif. Gift/                       Minor              o Broker nominee       Broker nominee
  Transfer to Minor

----------------------------------- ------------------ ---------------------- ---------------------------------

o Sole Proprietor                   Owner of
                                    business

----------------------------------- ------------------ ---------------------- ---------------------------------

o Legal Guardian                    Ward,
                                    Minor, or
                                    Incompetent

----------------------------------- ------------------ ---------------------- ---------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

A corporation                                A real estate investment trust

A financial institution                      A common trust fund operated by
                                             a bank under section 584(a)

An organization exempt from tax under        An exempt charitable  remainder
section 501(a), or an individual             trust or a non-exempt trust
retirement plan                              described in section 4947(a)(1)


A registered dealer in securities or         An entity registered atall
commodities registered in the U.S. or        times under the Investment
 a U.S. possession                           Company Act of 1940




IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                   RESOLUTION SUPPORTING AUTHORITY OF
                   CORPORATE /ASSOCIATION SHAREHOLDER
-----------------------------------------------------------------------------

INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected ________________________ of ____________________ a _________________________
Title                         Corporate Name           Type of  Organization

organized  under   the   laws  of  the   State  of-----------------------
                                                       State
and that the following is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on _____________________, 19___.

    "RESOLVED, that___________________________________________________________
                          Name of Corporation/Association
    (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc.("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER  RESOLVED,  that  any  (enter  number)   __________________  of  the
    following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):_____________________________________________________________________
    ---------------------------------------------------------------------------
    --------------------------------------------------------------------------

    (referred to as the "Authorized Officers").

    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                         X
----------------------------------      -------------------------------------
Name/title (please print or type)        Signature
                                        X
----------------------------------      -------------------------------------
Name/title (please print or type)       Signature
                                        X
----------------------------------      -------------------------------------
Name/title (please print or type)       Signature
                                        X
----------------------------------      -------------------------------------
Name/title (please print or type)       Signature

Certified from minutes

X
Signature
------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH




Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller

 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH AND INCOME


Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton

 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund

Templeton Growth and Income Fund


GLOBAL INCOME


Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High
 Income Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH

Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
 Franklin Gold Fundd
Franklin Growth Fund

Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund


GROWTH AND INCOME


Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund Franklin Convertible Securities Fund Franklin Equity Income Fund Franklin Income Fund Franklin MicroCap Value Fund Franklin Natural Resources Fund Franklin Real Estate Securities Fund Franklin Rising Dividends Fund Franklin Strategic Income Fund Franklin Utilities Fund Franklin Value Fund Mutual Beacon Fund Mutual Qualified Fund Mutual Shares Fund Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund


INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

CORPORATIONS

Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**


VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio  of insured  municipal
securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

FGF02/97           [LOGO] Printed on recycled paperTL416 P 08/97

TEMPLETON AMERICAS                                       ----------------
GOVERNMENT SECURITIES FUND                               BULK RATE
                                                         U.S. Postage
                                                         PAID
                                                         So. San
P.O. Box 33031                                           Francisco, CA
St. Petersburg, FL 33733-8031                            Permit No. 655
-----------------------------                            ----------------












TL416 P 08/97     [LOGO] Printed on recycled paper

                             TEMPLETON REGION FUNDS
                           CLASS I AND II PROSPECTUS

                            PROSPECTUS & APPLICATION
                              INVESTMENT STRATEGY:
                                  GLOBAL GROWTH

                             Templeton Region Funds

                         TEMPLETON GREATER EUROPEAN FUND

                          TEMPLETON LATIN AMERICA FUND


             -----------------------------------------------------
                                 AUGUST 1, 1997


                                      LOGO


             -----------------------------------------------------



This prospectus describes Class I and Class II shares of Templeton Region Funds, which are Templeton Greater European Fund ("Greater European Fund") and
Templeton Latin America Fund ("Latin America Fund") (each a "Fund" and collectively the "Funds"). It contains information you should know before investing in the Funds. Please keep it for future reference.


INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN CONSIDERATIONS WHICH ARE NOT NORMALLY INVOLVED IN INVESTMENT IN SECURITIES OF U.S. COMPANIES, AND AN INVESTMENT IN THE FUNDS MAY BE CONSIDERED SPECULATIVE. EACH FUND MAY INVEST WITHOUT LIMIT IN EMERGING MARKET COUNTRIES, BORROW MONEY FOR INVESTMENT PURPOSES, AND MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES. SEE "WHAT ARE THE FUNDS' POTENTIAL RISKS?"


The Funds currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

Each Fund is a diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company. The Trust has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated August 1, 1997, which may be amended from time to time. It includes more information about the Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Funds at their address.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON  REGION  FUNDS

-------------------------------------------------------------------------------




  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE BTAINED FROM DISTRIBUTORS.

   TEMPLETON              TABLE OF CONTENTS
   REGION
   FUNDS                  ABOUT THE FUNDS

                          Expense Summary...................      2

  ----------------------


  August 1, 1997         Financial Highlights..............      4

  When reading this      How Do the Funds Invest Their           7
                         Assets?
  prospectus, you
  will see certain       What Are the Funds' Potential Risks?   18
  terms beginning
  with capital           Who Manages the Funds?............     22
  letters. This means
  the term is            How Do the Funds Measure               26
  explained in           Performance?
  our glossary
  section.               How Taxation Affects the Funds
                         and Their Shareholders ...........     27

                         How Is the Trust Organized?.......     27

                         ABOUT YOUR ACCOUNT

                         How Do I Buy Shares?..............     28

                         May I Exchange Shares for Shares of
                         Another Fund?.....................     35

                         How Do I Sell  Shares?............     39

                         What Distributions Might I Receive
                         From the Funds?...................     43

                         Transaction Procedures and Special
                         Requirements......................     44

                         Services to Help You Manage Your
                         Account...........................     49

                         What If I Have Questions About My
                         Account?..........................     51

                         GLOSSARY

                         Useful Terms and Definitions......     53

  700 Central Avenue
  P.O. Box 33030
  St. Petersburg, FL
  33733-8030
  1-800/DIAL BEN

ABOUT THE FUNDS


EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Funds. It is based on the historical expenses of each class, after fee waivers, for the fiscal year ended March 31, 1997. Each Fund's actual expenses may vary.


                                                                      GREATER                      LATIN AMERICA
                                                                   EUROPEAN FUND                       FUND
                                                               CLASS I        CLASS II        CLASS I        CLASS II

                   --------------------------------------- ---------------- -------------- -------------- ---------------



                   A.   SHAREHOLDER TRANSACTION XPENSES(1)
                        Maximum Sales Charge (as a percentage
                        of Offering Price)                       5.75%            1.99%          5.75%         1.99%
                        Paid at time of purchase                 5.75%(2)         1.00%(3)       5.75%(2)      1.00%(3)
                        Paid at redemption(4)                    NONE             0.99%          NONE          0.99%
                        Exchange Fee (per transaction)          $5.00 (5)        $5.00 (5)      $5.00 (5)     $5.00 (5)


                   B.  ANNUAL FUND OPERATING EXPENSES
                       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                       Management Fees (after fee waiver)       0.00% (6)        0.00%(6)       0.50%(6)      0.50% (6)
                       Rule  12b-1 Fees                         0.35% (7)        1.00%(7)       0.35%(7)      1.00% (7)
                       Other Expenses (after fee waiver)        1.50% (6)        1.50%(6)       1.50%         1.50% (6)
                                                              ---------------- -------------- -------------- ---------------
                      Total Fund Operating Expenses (after
                        fee waiver)                             1.85% (6)        2.50%(6)       2.35%(6)      3.00% (6)
                                                               ---------------- -------------- -------------- ---------------



           C. EXAMPLE


Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Funds.


                           ONE  YEAR       THREE YEARS     FIVE YEARS     TEN YEARS
      Latin America Fund
      Class I                 $80****         $127           $176           $311
      Class II                $50             $102           $166           $338

      Greater European Fund
      Class I                $ 75(8)         $ 112           $ 152          $ 262
      Class II               $ 45            $  87           $ 142          $ 291



    For the same Class II investment, you would pay projected expenses of $35 for Greater European Fund and $40 for Latin America Fund if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

(1) IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(2) THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE IN CLASS I SHARES.

(3) ALTHOUGH CLASS II HAS A LOWER FRONT-END SALES CHARGE THAN CLASS I, ITS RULE 12B-1 FEES ARE HIGHER. OVER TIME YOU MAY PAY MORE FOR CLASS II SHARES. PLEASE SEE "HOW DO I BUY SHARES? -- DECIDING WHICH CLASS TO BUY."

 ++MONTHS AND TO CLASS I PURCHASES OF $1 MILLION OR MORE IF CYOU SELL THE SHARES WITHIN ONE YEAR. A CONTINGENT DEFERRED SALES CHARGE MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS I SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT PAID BY YOU WOULD BE THE SAME. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" FOR DETAILS.

(5) $5.00 FEE IS ONLY FOR MARKET TIMERS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.

(6) FOR THE PERIOD SHOWN, EACH FUND'S INVESTMENT MANAGER AND FT SERVICES HAD AGREED IN ADVANCE TO LIMIT THEIR RESPECTIVE MANAGEMENT AND ADMINISTRATION FEES. WITHOUT THESE REDUCTIONS, MANAGEMENT FEES FOR GREATER EUROPEAN FUND WOULD HAVE BEEN 0.75%, OTHER EXPENSES WOULD HAVE BEEN 1.53% FOR CLASS I AND 1.54% FOR CLASS II, AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.63% FOR CLASS I AND 3.29% FOR CLASS II; MANAGEMENT FEES FOR LATIN AMERICA FUND WOULD HAVE BEEN 1.25%, OTHER EXPENSES WOULD HAVE BEEN 1.59% FOR CLASS II AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 3.10% FOR CLASS I AND 3.84% FOR CLASS II. AFTER JULY 31, 1998, THESE ARRANGEMENTS MAY END AT ANY TIME UPON NOTICE TO THE BOARD.

(7) THE COMBINATION OF FRONT-END SALE CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE NASD'S RULES.

(8) ASSUMES A CONTINGENT DEFERRED SALES CHARGE WILL NOT APPLY.

FINANCIAL HIGHLIGHTS


These tables summarize each Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Funds' independent auditors. Their audit report covering each of the two years since the Funds' commencement of operations on May 8, 1995, appears in the financial statements in each Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Reports to Shareholders also include more information about the Funds' performance. For a free copy, please call Fund Information.


   TEMPLETON GREATER EUROPEAN -- CLASS I SHARES
   YEAR ENDED MARCH 31                                  1997      1996(1)


   ------------------------------------------------- --------- ------------

    Per Share Operating Performance
    (For a share outstanding throughout the period)
    Net asset value, beginning of period              $  10.39  $  10.00
                                                       --------  --------
     Income from investment operations:
      Net investment income                                .14       .08
      Net realized and unrealized gain                    2.09       .31
                                                       --------  --------
     Total from investment operations                     2.23       .39
                                                       --------  --------
     Distributions:
      Dividends from net investment income                (.13)      --
      Distributions from net realized gains               (.14)      --
                                                       --------  -------
     Total distributions                                  (.27)      --
                                                       --------  -------
     Change in net asset value                             1.96     .39
                                                       --------  --------
     Net asset value, end of period                    $  12.35  $  10.39
                                                       ========  ========
     Total Return(2)                                      21.70%     3.90%
     Ratios/Supplemental Data
     Net assets, end of period (000)                   $ 9,268   $ 4,308
     Ratio of expenses to average net assets              2.63%     3.56%(3)
     Ratio of expenses, net of reimbursement, to
       average net assets                                 1.85%     1.85%(3)
     Ratio of net investment income to average net        1.72%     1.39%(3)
        assets
     Portfolio turnover rate                              30.58%     9.86%
     Average commission rate paid (per share)          $  .0264  $  .0205



(1)FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.

(3)ANNUALIZED.


  TEMPLETON GREATER EUROPEAN -- CLASS II SHARES
  YEAR ENDED MARCH 31                                   1997      1996(1)


  -------------------------------------------------- --------- ------------

 PER SHARE OPERATING PERFORMANCE
 (For a share outstanding throughout the period)
  Net asset value, beginning of period               $  10.32  $  10.00
                                                     --------  --------
  Income from investment operations:
    Net investment income                                 .11       .07
    Net realized and unrealized gain                     2.02       .25
                                                     --------  --------
  Total from investment operations                       2.13       .32
                                                     --------  --------
  Distributions:
    Dividends from net investment income                 (.04)       --
    Distributions from net realized gains                (.14)       --
                                                      --------  -------
  Total distributions                                    (.18)       --
                                                      --------  -------
  Change in net asset value                              1.95       .32
                                                     --------  --------
  Net asset value, end of period                     $  12.27  $  10.32
                                                     ========  ========
  TOTAL RETURN(2)                                      20.83%     3.20%

  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)                    $ 2,424   $ 1,431
  Ratio of expenses to average net assets               3.29%     4.21%(3)
  Ratio of expenses, net of reimbursement, to
   average net assets                                   2.50%     2.50%(3)
  Ratio of net investment income to average net         1.45%     1.06%(3)
            assets
  Portfolio turnover rate                               30.58%     9.86%
  Average commission rate paid (per share)           $  .0264  $  .0205


(1)  FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.
(2)  TOTAL RETURN DOES NOT REFLECT  SALES  COMMISSIONS.  NOT
     ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)  ANNUALIZED.


  TEMPLETON LATIN AMERICA FUND -- CLASS I SHARES
  YEAR ENDED MARCH 31                                    1997        1996(1)

 --------------------------------------------------- ----------- -----------

  PER SHARE OPERATING PERFORMANCE
  (For a share outstanding throughout the period)
  Net asset value, beginning of period                $   10.53   $  10.00
                                                      ---------   --------
  Income from investment operations:
    Net investment income                                   .06        .12
    Net realized and unrealized gain                       1.86        .51
                                                      ---------   --------
  Total from investment operations                         1.92        .63
                                                      ---------   --------
  Distributions:
   Dividends from net investment income                   (.08)      (.10)
   Distributions from net realized gains                  (.03)         --
                                                      ---------    -------
 Total distributions                                      (.11)      (.10)
                                                      ---------   --------
 Change in net asset value                                1.81        .53
                                                      ---------   --------
 Net asset value, end of period                      $   12.34   $  10.53
                                                     =========   ========
 TOTAL RETURN(2)                                        18.34%      6.37%

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)                     $ 18,923    $ 5,150
 Ratio of expenses to average net assets                 3.10%      4.02%(3)
 Ratio of expenses, net of reimbursement, to
   average net assets                                    2.35%      2.35%(3)
 Ratio of net investment income to average net            .50%      1.71%(3)
   assets
 Portfolio turnover rate                                  3.72%       --
 Average commission rate paid (per share)            $   .0003   $  .0004


(1)  FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.
(2) TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)  ANNUALIZED.

 TEMPLETON LATIN AMERICA FUND -- CLASS II SHARES
 YEAR ENDED MARCH 31                                     1997       1996(1)

---------------------------------------------------- ---------- ------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
 Net asset value, beginning of period                 $  10.49   $  10.00
 Income from investment operations:
   Net investment income (loss)                           (.01)       .08
   Net realized and unrealized gain                       1.85        .48
                                                      --------   --------
 Total from investment operations                         1.84        .56
                                                      --------   --------
 Distributions:
  Dividends from net investment income                   (.02)      (.07)
  Distributions from net realized gains                  (.03)        --
                                                      --------   --------
Total distributions                                      (.05)      (.07)
                                                      --------   --------
Change in net asset value                                1.79        .49
                                                      --------   --------
Net asset value, end of period                       $  12.28   $  10.49
                                                      ========   ========
TOTAL RETURN(2)                                         17.62%      5.67%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)                      $ 3,524    $ 1,351
 Ratio of expenses to average net assets                 3.84%      4.67%(3)
 Ratio of expenses, net of reimbursement, to average
    net assets                                           3.00%      3.00%(3)
 Ratio of net investment income (loss) to average
    net assets                                          (.15)%      1.14%(3)
 Portfolio turnover rate                                 3.72%       --
 Average commission rate paid (per share)             $  .0003   $  .0004


(1)  FOR THE PERIOD MAY 8, 1995 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1996.
(2) TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
(3)      ANNUALIZED.

HOW DO THE FUNDS INVEST THEIR ASSETS?

THE FUNDS' INVESTMENT OBJECTIVES

GREATER EUROPEAN FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (as defined below) of Greater European Companies. As used in this prospectus, the term "Greater European Company" means a company (i) that is organized under the laws of, or with a principal office and domicile in, a country in Greater Europe, (ii) for which the principal equity securities trading market is in Greater Europe, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that has at least 50% of its assets situated in Greater Europe. As used in this prospectus, the term "Greater Europe" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of Greater European Companies. The balance of the Fund's assets will be invested in (i) debt securities (as defined below) issued by Greater European Companies or issued or guaranteed by Greater European government entities, (ii) equity securities and debt obligations of issuers outside Greater Europe, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

LATIN AMERICA FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers in the following Latin American countries: Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay, and Venezuela. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of issuers in the countries named above. The balance of the Fund's assets will be invested in (i) equity securities and debt obligations of companies and government entities of countries other than those named above, and (ii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

INFORMATION REGARDING BOTH FUNDS. Each Fund's investment objective and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental, and may be changed by the Board without shareholder approval. There can be no assurance that either Fund's investment objective will be achieved.


TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST

As used in this prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"), as described below.

Each Fund's Investment Manager will select equity investments for the respective Fund on the basis of fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although an Investment Manager will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, or real book value, as determined by the Investment Manager.

For capital appreciation, Greater European Fund may invest up to 25% of its total assets, and Latin America Fund may invest without limit, in debt securities (as used in this prospectus: bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances, and which may include structured investments) which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities, commonly referred to as "junk bonds." See "What Are the Funds' Potential Risks?" As an operating policy, which may be changed by the Board, neither Fund will invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bonds to benefit from increases in the market price of the securities into which they are convertible. Debt securities are subject to certain market and credit risks. See "How Do the Funds Invest Their Assets? -- Debt Securities" in the SAI for descriptions of debt securities rated Baa by Moody's and BBB by S&P.

Securities considered for purchase by a Fund may be listed or unlisted, and may be issued by companies in various industries, with various levels of market capitalization. The Investment Managers will actively manage the Funds' assets in response to market, political and general economic conditions, and will seek to adjust each Fund's investments based on their perception of which investments would best enable the Fund to achieve its investment objective.


As a diversified investment company, each Fund, with respect to 75% of its total assets, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although each Fund may invest up to 25% of its assets in a single industry, the Funds have no present intention of doing so. Each Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market.

The Funds do not emphasize short-term trading profits and usually expect to have an annual portfolio turnover rate not exceeding 50%.


BRADY BONDS. Greater European Fund may invest up to 25% of its total assets and Latin America Fund may invest without limit in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela, and Vietnam (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured or are planning to restructure their external bank debt into new loans or promissory notes.

Many of the Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.


Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Venezuelan Brady Bonds and Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade. These securities are subject to each Fund's current operating policy of not investing more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P.

DEPOSITARY RECEIPTS. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of a Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A Fund's investment in these structured investments may be limited by investment restrictions contained in the SAI. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

TEMPORARY INVESTMENTS. When a Fund's Investment Manager believes that market conditions warrant, the fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. When deemed appropriate by a Fund's Investment Manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

OTHER INVESTMENT POLICIES OF THE FUNDS

The Funds are also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Funds in some of the markets in which the Funds will invest and may not be available for extensive use in the future.

BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Funds may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, a Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by a Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, a Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. A Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Each Fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board of Trustees to be liquid, are considered to be illiquid and are subject to a Fund's limitation on investment in illiquid securities.


OPTIONS ON SECURITIES OR INDICES. Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call or put option only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Funds will generally enter into forward contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when a Fund's Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Funds may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their Assets? -- Futures Contracts" in the SAI.


WHAT ARE THE FUNDS' POTENTIAL RISKS?

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in a Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by a Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which a Fund is invested in equity securities may also be reflected in declines in the price of shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which a Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will also affect the price of shares of the Funds. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may recur unpredictably in the future. Additionally, investment decisions made by an Investment Manager will not always be profitable or prove to have been correct. Neither Fund is intended as a complete investment program.

FOREIGN CURRENCY EXCHANGE. Since the Funds are authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the respective portfolios and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect a Fund's yield on assets denominated in currencies other than the U.S. dollar. The Funds usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or through entering into forward contracts. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when a Fund converts assets from one currency to another. Many of the currencies of the countries in which the Funds may invest have experienced devaluations relative to the U.S. dollar, and may be more highly volatile than currencies of other more established markets.

FOREIGN INVESTMENTS. The Funds have the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Each Fund's performance is closely tied to economic and political conditions within the geographic area of its respective investments. Some of the countries in which the Funds may invest are considered emerging markets, in which the risks generally associated with foreign investments are heightened. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an open-end investment company, each Fund is limited in the extent to which it may invest in illiquid securities. The foregoing risks may be heightened for investments in Eastern Europe and/or Latin America, and there are further risks specific to investments in those regions. See "What Are the Funds' Potential Risks?" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


As a non-fundamental policy, each Fund will limit its investment in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Funds' Potential Risks?" in the SAI.

HIGH-RISK DEBT SECURITIES. Although each Fund's current investment policy is that it will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, the Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of a Fund and its shareholders. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by each Investment Manager to insure, to the extent possible, that the planned investment is sound. Each Fund may, from time to time, invest up to 5% of its total assets in defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future.

LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage may significantly increase a Fund's investment risk.

FUTURES CONTRACTS AND RELATED OPTIONS. Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in a Fund's portfolio. Successful use of futures or options contracts is further dependent on an Investment Manager's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations. In addition, by writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.

WHO MANAGES THE FUNDS?


THE BOARD. The Board oversees the management of the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations. The Board also monitors the Funds to ensure no material conflicts exist between the Funds' classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGERS. The Investment Manager of Greater European Fund is Global Advisors. The Investment Manager of Latin America Fund is Investment Counsel. Global Advisors and Investment Counsel manage the respective Fund's assets and make its investment decisions. The Investment Managers also perform similar services for other funds. Global Advisors and Investment Counsel are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and Investment Counsel and their affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and Investment Counsel and their affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Funds' Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager of Greater European Fund since 1996 is Mark G. Holowesko. Mr. Holowesko is president of Greater European Fund's Investment Manager. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for Greater European Fund's Investment Manager and managing several mutual funds.

Jeffrey A. Everett and Richard Sean Farrington have secondary portfolio management responsibilities for the Fund. Mr. Everett is an executive vice president of Greater European Fund's Investment Manager. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett joined the Templeton organization in 1989 and is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. Mr. Everett's current research responsibilities include real estate and country coverage of Australia and Italy. Mr. Farrington is a vice president of Greater European Fund's Investment Manager. He holds a BA in economics from Harvard
University. Mr. Farrington is a Chartered Financial Analyst and is a past president of the Bahamas Society of Financial Analysts. He joined the Templeton organization in 1991 and now manages several mutual funds. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industry, as well as non-U.S. electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan.

The lead portfolio manager of Latin America Fund since June 1997 is Mark R. Beveridge. Mr. Beveridge is a senior vice president of Latin America Fund's Investment Manager. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for appliances and household durables, industrial components, waste management and business and public services. He also has country coverage of Argentina.

Howard J. Leonard and Gary R. Clemons exercise secondary portfolio management responsibilities for Latin America Fund. Mr. Leonard is an executive vice president of Latin America Fund's Investment Manager. He holds a BBA in finance/economics from the Temple University School of Business Administration. Mr. Leonard is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, the Financial Analysts Federation and the International Society of Security Analysts. Before joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed-income research activities. Mr. Leonard also worked previously at Provident National Bank as a security analyst covering a variety of industries. Mr. Leonard currently manages both institutional and mutual fund accounts of global and international mandates. He has research responsibility for the non-U.S. forest products/paper and investment management industries, and also follows the following countries:
Brazil, Indonesia and Switzerland. Mr. Clemons is a senior vice president of Latin America Fund's Investment Manager. He holds a BS from the University of Nevada -- Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin -- Madison. He joined Latin America Fund's Investment Manager in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia, Norway, Peru and Sweden.

MANAGEMENT FEES. During the fiscal year ended March 31, 1997, management fees, before any advance waiver, totaled 0.75% of the average daily net assets of Greater European Fund. Total operating expenses, before any advance waiver, were 2.63% for Class I and 3.29% for Class II. Under an agreement by Global Advisors to waive its fees, the Fund paid no (0.00%) management fees and the Fund paid total operating expenses of 1.85% for Class I and 2.50% for Class II. After July 31, 1998, Global Advisors may end this arrangement at any time upon notice to the Board.

During the fiscal year ended March 31, 1997, management fees before any advance waiver, totaled 1.25% of the average daily net assets of Latin America Fund. Total operating expenses, before any advance waiver, were 3.10% for Class I and 3.84% for Class II. Under an agreement by Investment Counsel to limit its fees, the Fund paid management fees totaling 0.50% for Class I and 0.50% for Class II, and the Fund paid total operating expenses of 2.35% for Class I and 3.00% for Class II. After July 31, 1998, Investment Counsel may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for each Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. During the fiscal year ended March 31, 1997, before any advance waiver, administration fees totaled 0.15% of the average daily net assets of Greater European Fund. Under an agreement by the administrators to waive their fees, Greater European Fund paid administrative fees totaling 0.12%. During the fiscal year ended March 31, 1997, Latin America Fund paid administrative fees totaling 0.15% of its average daily net assets. These fees are included in the amount of total operating expenses shown above.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes; and preparing and distributing sales literature and advertisements.

Payments by each Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of March 31, 1997, expenses under the Class I plan that may be reimbursable in future quarters or years totaled $143,613 or 1.55% of Greater European Fund's Class I net assets and $180,742 or 0.96% of Latin America Fund's Class I net assets. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.


Under the Class II plan, each Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

Each Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from each Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW DO THE FUNDS MEASURE PERFORMANCE?


From time to time, each class of each Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Funds calculate their performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Funds and their shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31, in the year such distributions were declared. The Trust will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993 and is registered with the SEC. As of January 1, 1997, Greater European Fund began offering a new class of shares designated Templeton Greater European Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Greater European Fund -- Class I and Templeton Greater European Fund -- Class II. As of January 1, 1997 Latin America Fund began offering a new class of shares designated Latin America Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Latin America Fund -- Class I and Templeton Latin America Fund -- Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 2, 1997, Dorothy R., Jeffrey R. and Christopher W. Silva owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Greater European Fund. In addition, as of the same date, Resources owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Greater European Fund.



ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the respective Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.


                                          MINIMUM
                                         INVESTMENTS*
         --------------------------- ----------------------
          To Open Your Account.....           $ 100
          To Add to Your  Account..           $  25


*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:


o you expect to invest in a Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.


You should consider Class II shares if:


o you expect to invest less than $50,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.


Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.



                                              TOTAL SALES CHARGE            AMOUNT PAID
                                             AS A PERCENTAGE OF          TO DEALER AS A
                                     ---------------------------------
   AMOUNT OF PURCHASE                      OFFERING        NET AMOUNT       PERCENTAGE OF
   AT OFFERING PRICE                         PRICE          INVESTED       OFFERING PRICE
 ----------------------------------- ---------------- ---------------- --------------------
 CLASS I
 Under $50,000.....................          5.75%            6.10%             5.00%
 $50,000 but less than $100,000....          4.50%            4.71%             3.75%
 $100,000 but less than $250,000...          3.50%            3.63%             2.80%
 $250,000 but less than $500,000...          2.50%            2.56%             2.00%
 $500,000 but less than $1,000,000.          2.00%            2.04%             1.60%
 $1,000,000 or more*...............           None             None              None
 CLASS II
 Under $1,000,000*.................          1.00%            1.01%             1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


SALES CHARGE REDUCTIONS AND WAIVERS


    IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS -- CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT -- CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:


o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o   You give Distributors a security

interest in the reserved shares and
appoint Distributors as
attorney-in-fact.


o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.


Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? -- Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES -- CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:


o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o   Agrees to arrange for payroll

    deduction or other bulk

    transmission  of investments to the

    Fund, and


o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. Each Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

Each Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds.

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:


o Originally paid a sales charge on the shares,

o Reinvest the money within 365 days of the redemption date, and

o Reinvest the money in the SAME CLASS of shares.

  An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.


  If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


Each Fund's sales charges also do not apply to Class I purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. Group annuity separate accounts offered to retirement plans

7.  Chilean  retirement  plans  that  meet  the  requirements   described  under
"Retirement Plans" below

8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.

9.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

10. Registered Securities Dealers and their affiliates, for their investment accounts only

11.  Current  employees  of  Securities

Dealers and their affiliates and their family members, as allowed by the internal policies of their employer


12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

14. Accounts managed by the Franklin Templeton Group

15. Certain unit investment trusts and their holders reinvesting distributions from the trusts

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases -- Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? -- Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases -- up to 1% of the purchase price.

2. Class I purchases of $1 million or more -- up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers -- Retirement Plans" above -- up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs -- up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans -- up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? -- OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

     METHOD                     STEPS TO FOLLOW

------------------------------------------------------------

   BY MAIL                1. Send us written instructions
                             signed by all account owners
                          2. Include any outstanding share
                             certificates for the shares
                             you want to exchange

--------------------- ---------------------------------------

  BY PHONE               Call Shareholder Services or
                         TeleFACTS(R)
                          If you do not want the
                          ability to exchange by phone
                          to apply to your account, please
                          let us know.

------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative

--------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay a Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


CONTINGENT DEFERRED SALES CHARGE -- CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by a Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special

Requirements."


o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of a Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of a Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe a Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


    METHOD                  STEPS TO FOLLOW

--------------------------------------------------------------

 BY MAIL                1. Send us written instructions signed
                           by all account owners. If you would
                           like your redemption proceeds wired
                           to a bank account, your instructions
                           should include:
                           o The name, address and telephone
                             number of the bank where
                             you want the proceeds sent
                           o Your bank account number
                           o The Federal Reserve ABA
                             routing number
                           o If you are using  a
                             savings and loan or
                             credit union, the name of the
                             corresponding bank and the account
                             number
                        2. Include any outstanding share
                           certificates for the shares you are selling
                        3. Provide a signature guarantee if required
                        4. Corporate, partnership and trust
                           accounts may need to send additional
                           documents. Accounts under court jurisdiction may have other requirements.

---------------------- ----------------------------------------

BY PHONE               Call Shareholder Services. If you would
                       like your redemption proceeds wired to
                       a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. Telephone requests will be accepted:
                       o  If the request is $50,000 or less.
                          Institutional accounts may exceed
                          $50,000 by completing a separate agreement.
                          Call Institutional Services to receive a copy.
                       o  If there are no share certificates
                          issued for the shares you want to sell or you have already returned them to the respective Fund
                       o  Unless you are selling shares in a
                          Trust Company retirement plan account
                       o  Unless the address on your account
                          was changed by phone within the last 15
                          days
                          If you do not want the ability to
                          redeem by phone to apply to your
                          account, please let us know.

---------------------- ----------------------------------------

THROUGH YOUR DEALER     Call your investment representative

--------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent
Deferred Sales Charge for:

 Exchanges Account fees


      Account fees


Sales of shares purchased pursuant to a sales charge waiver


Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? -- Other Payments to Securities Dealers"


Redemptions by a Fund when an account falls below the minimum required account size

Redemptions following the death of the shareholder or beneficial owner


Redemptions through a systematic withdrawal plan, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


Distributions  from  individual   retirement  plan  accounts  due  to  death  or
disability or upon periodic distributions based on life expectancy

Tax-free returns of excess contributions from employee benefit plans


Distributions from employee benefit plans, including those due to termination or plan transferRedemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?


Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. NEITHER FUND PAYS "INTEREST" OR GUARANTEES ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the respective Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from a Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF A FUND -- You may buy additional shares of the same class of a Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of a Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE RESPECTIVE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash. TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to a Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


Each Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in a Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


o Your name,

o The respective Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against otential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the respective Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


        TYPE OF ACCOUNT                DOCUMENTS REQUIRED
       ---------------------------------------------------------------------
        CORPORATION                    Corporate Resolution
       ------------------------------ ---------------------------------------
        PARTNERSHIP                    1. The pages from the partnership
                                          agreement that identify the general
                                          partners, or
                                       2. A certification for a partnership
                                          agreement
      ------------------------------ ---------------------------------------
       TRUST                          1.  The pages from the trust document
                                          that identify the trustees, or
                                      2.  A certification for trust

     ------------------------------ ---------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by each Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the respective Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in each Fund. Under the plan, you can have money transferred automatically from your checking account to the respective Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of a Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.


TELEFACTS(R)


From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:


obtain information about your account;

obtain price and performance information about any Franklin Templeton Fund;

exchange shares between identically registered Franklin accounts; and

request duplicate statements and deposit slips for Franklin accounts.


You will need the code number for each class to use TeleFACTS(R). The code number is 419 for Class I and 519 for Class II of Greater European Fund and 418 for Class I and 518 for Class II of Latin America Fund.


STATEMENTS AND REPORTS TO
SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


Financial reports of a Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of a Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of each Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, a Fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS
ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Funds and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. Global Advisors is located at P.O. Box N-7759, Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.


                                                           HOURS OF OPERATION (EASTERN TIME)
  DEPARTMENT NAME                  TELEPHONE NO.           (MONDAY THROUGH FRIDAY)

 ----------------------------- -------------------------- ------------------------------------------
 Shareholder Services          1-800/632-2301             8:30 a.m. to 8:00 p.m.
 Dealer Services               1-800/524-4040             8:30 a.m. to 8:00 p.m.
 Fund Information              1-800/DIAL BEN             8:30 a.m. to 11:00 p.m.
                              (1-800/342-5236)           9:30 a.m. to 5:30 p.m. (Saturday)

 Retirement Plan Services      1-800/527-2020             8:30 a.m. to 8:00 p.m.
 Institutional Services        1-800/321-8563             9:00 a.m. to 8:00 p.m.
 TDD (hearing impaired)        1-800/851-0637             8:30 a.m. to 8:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended

1940 ACT -- Investment Company Act of 1940, as amended

BOARD -- The Board of Trustees of the Trust

CD -- Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS -- Each Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the respective Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE -- Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD -- For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY -- Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy shares of the respective Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES -- Franklin Templeton Services, Inc., the Funds' administrator

GLOBAL ADVISORS -- Templeton Global Advisors Limited, Greater European Fund's investment manager.

INVESTMENT COUNSEL -- Templeton Investment Counsel, Inc., Latin America Fund's investment manager

INVESTMENT MANAGER(S) -- The investment manager of Greater European Fund is Templeton Global Advisors Limited and the investment manager of Latin America Fund is Templeton Investment Counsel, Inc.

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS -- Internal Revenue Service

LETTER -- Letter of Intent

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLANS -- An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP -- An employer sponsored  simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) -- FRANKLIN TEMPLETON'S AUTOMATED CUSTOMER SERVICING SYSTEM

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to a Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:



    ACCOUNT TYPE               GIVE SSN OF     ACCOUNT TYPE         GIVE EMPLOYER ID #  OF

--------------------------- --------------- ------------------- ---------------------------

   o Individual                Individual      o  Trust, Estate,   Trust, Estate, or
                                                  or Pension Plan  Pension Plan Trust
                                                  Trust

 ------------------------- --------------- ------------------- ---------------------------

  o Joint Individual          Owner who       o  Corporation,     Corporation,
                              will be            Partnership, or  Partnership, or
                              paying tax or      other            other organization
                              first-named        organization
                              individual

-------------------------- --------------- ------------------- ---------------------------

  o Unif. Gift/               Minor           o  Broker nominee   Broker nominee

   Transfer to Minor
-------------------------- --------------- ------------------- ---------------------------

 o Sole Proprietor           Owner of
                             business

--------------------------- --------------- ------------------- ---------------------------

 o Legal Guardian            Ward,
                             Minor, or

                             Incompetent
 ------------------------- --------------- ------------------- ---------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:


     A corporation                         An organization exempt from
                                           tax under section 501(a), or an
     A financial institution               individual retirement plan


     A registered dealer in securities    An exempt charitable remainder
     or commodities registered in         trust or a non-exempt trust
     the U.S. or a U.S. possession        described in section 4947(a)(1)

     A real estate investment trust       An entity registered at all times
                                          under the Investment Company
     A common trust fund operated         Act of 1940
     by a bank under section 584(a)



IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                                RESOLUTION SUPPORTING AUTHORITY OF
                                CORPORATE /ASSOCIATION SHAREHOLDER

-------------------------------------------------------------------------



INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.

CERTIFIED COPY OF RESOLUTION (Corporation or Association)

The undersigned hereby certifies and affirms that he/she is the duly elected________________________of -------------------- Title Corporate Name a
____________________________________organized  under  the  laws of the  State of
____________________and that the following Type of Organization State is a true and correct copy of a resolution adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on _______________________________, 19______.

"RESOLVED,
that______________________________________________________________________  Name
of Corporation/Association (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

FURTHER RESOLVED, that any (enter number) _____________of the following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only): ------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(referred to as the "Authorized Officers").

FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                           X
------------------------------------      ------------------------------------
Name/title (please print or type)          Signature

                                           X
-------------------------------------     ------------------------------------
Name/title (please print or type)         Signature

                                          X
-------------------------------------     -------------------------------------
Name/title (please print or type)         Signature

                                           X
-------------------------------------    --------------------------------------
Name/title (please print or type)        Signature


Certified from minutes

X
------------------------------------------------------
Signature
-------------------------------------------------------------------------------
Name/title (please print or type)
CORPORATE SEAL (if appropriate)

FRANKLIN TEMPLETON GROUP OF FUNDS


LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.



GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Franklin Convertible Securities
Fund~Templeton Global Real Estate
Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME


Franklin Global Utilities Fund
Franklin Templeton German

 Government Bond Fund
klin Adjustable U.S.~Franklin
Templeton
 Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME

Franklin Global Government
Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High

 Income Currency Fund
Templeton Americas

 Government Securities Fund


GROWTH


Franklin Blue Chip Fund
Franklin  California  Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Growth Fund
Franklin  MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible Securities
Fund
Franklin Equity Income Fund
Templeton Global Infrastructure
Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund
FOR CORPORATIONS
Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS
SEEKING TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio  of insured  municipal
securities.


+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

         TEMPLETON REGION FUNDS
         P.O. Box 33031
         ST. PETERSBURG, FL 33733-8031

                             TEMPLETON REGION FUNDS
                            ADVISOR CLASS PROSPECTUS

                                PROSPECTUS & APPLICATION

INVESTMENT STRATEGY:            Templeton Region Funds
          GLOBAL GROWTH
                                TEMPLETON GREATER EUROPEAN FUND

                                TEMPLETON LATIN AMERICA FUND


                                ADVISOR CLASS
                                -----------------------------------------
                                AUGUST 1, 1997

                                [LOGO]


---------------------------------------------------------------------------




This prospectus describes the Advisor Class shares of Templeton Greater European Fund ("Greater European Fund") and Templeton Latin America Fund ("Latin America Fund") (each a "Fund" and collectively the "Funds"). It contains information you should know before investing in the Funds. Please keep it for future reference.

INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN CONSIDERATIONS WHICH ARE NOT NORMALLY INVOLVED IN INVESTMENT IN SECURITIES OF U.S. COMPANIES, AND AN INVESTMENT IN THE FUNDS MAY BE CONSIDERED SPECULATIVE. EACH FUND MAY INVEST WITHOUT LIMIT IN EMERGING MARKET COUNTRIES, BORROW MONEY FOR INVESTMENT PURPOSES, AND MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES, INCLUDING UP TO 10% OF ITS ASSETS IN RESTRICTED SECURITIES, WHICH MAY INVOLVE GREATER RISK AND INCREASED FUND EXPENSES. SEE "WHAT ARE THE FUNDS' POTENTIAL RISKS?"

The Funds currently offer other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

Each Fund is a diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company. The Trust has a Statement of Additional Information ("SAI") for its Advisor Class, dated August 1, 1997, which may be amended from time to time. It includes more information about the Funds' procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Funds at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TEMPLETON  REGION  FUNDS

---------------------------------------------------------------------------



  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE

OBTAINED FROM DISTRIBUTORS.

    TEMPLETON                    TABLE OF CONTENTS

    REGION
                                 ABOUT THE FUNDS
    FUNDS --
                                 Expense Summary........................     2
    ADVISOR CLASS
   _______________________       Financial Highlights...................     4
    August 1, 1997
                                 How Do the Funds Invest Their Assets?..     4
    When reading this
    prospectus, you will         What Are the Funds' Potential Risks?...    15
    see certain terms
    beginning with capital       Who Manages the Funds?.................    19
    letters. This means the
    term is explained in         How Do the Funds Measure Performance?...   22
    our glossary section.
                                 How Taxation Affects the Funds
                                 and Their Shareholders..................   22

                                 How Is the Trust Organized?.............   23


                                 ABOUT YOUR ACCOUNT

                                 How Do I Buy Shares? ...................   24

                                 May I Exchange Shares for Shares of
                                  Another Fund?..........................   27

                                 How Do I Sell Shares?...................   29

                                 What Distributions Might I Receive
                                   From the Funds?.......................   31

                                 Transaction Procedures and Special
                                   Requirements..........................   32

                                 Services to Help You Manage Your Account.  37

                                 What If I Have Questions About My Account? 39


  700 Central Avenue           GLOSSARY
  P.O. Box 33030
  St. Petersburg,              Useful Terms and Definitions................ 40
  FL33733-8030

  1-800/DIAL BEN

    ABOUT THE FUNDS


    EXPENSE SUMMARY


    This table is designed to help you understand the costs of investing in each Fund. It is based on the historical expenses of each Fund's Advisor Class, after fee waivers, for the period from January 2, 1997 (commencement of sales) to March 31, 1997. The expenses are annualized. Each Fund's actual expenses may vary.



                                                         GREATER           LATIN
                                                         EUROPEAN          AMERICA
ADVISOR CLASS                                             FUND             FUND

-------------------------------------------------     --------------- ----------------


A. SHAREHOLDER TRANSACTION EXPENSES(1)

     Maximum Sales Charge
     Imposed on Purchases                                  NONE            NONE
     Exchange Fee (per transaction)                     $  5.00(2)     $   5.00(2)

B. ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees (after fee                           0.00%(3)         0.50% (3)
     reductionwaiver)
     Rule 12b-1 Fees                                      NONE             NONE
     Other Expenses                                       1.50%(4)        1.50% (4)
                                                         --------        --------
     Total Fund Operating Expenses (after fee
     waiver)                                              1.50%(3)        2.00% (3)
                                                          =======        ========

C. EXAMPLE


    Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Funds.

                           ONE YEAR      THREE YEARS      FIVE YEARS     TEN YEARS

    --------------------- -------------- ---------------- -------------- -------------
    Greater European Fund    $ 15            $ 47           $  82          $ 179
     Latin America Fund      $ 20            $ 63           $ 108          $ 233



    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of the class and are not directly charged to your account.

(1)IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

(2)$5.00 FEE IS ONLY FOR MARKET TIMERS. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.

(3)FOR THE PERIOD SHOWN, EACH FUND'S INVESTMENT MANAGER AND FT SERVICES HAD AGREED IN ADVANCE TO LIMIT THEIR RESPECTIVE MANAGEMENT AND ADMINISTRATION FEES. WITHOUT THESE REDUCTIONS, GREATER EUROPEAN FUND'S MANAGEMENT FEES WOULD HAVE BEEN 0.75% AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.25%; LATIN AMERICA FUND'S MANAGEMENT FEES WOULD HAVE BEEN 1.25% AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.75%. AFTER JULY 31, 1998, THESE ARRANGEMENTS MAY END AT ANY TIME UPON NOTICE TO THE BOARD.

    (4)OTHER EXPENSES ARE BASED ON ESTIMATES FOR THE CURRENT FISCAL YEAR.

FINANCIAL HIGHLIGHTS

This table summarizes financial history of each Fund's Advisor Class. The information has been audited by McGladrey & Pullen, LLP, the Funds' independent auditors. Their audit report covering the three months since the commencement of sales of Advisor Class on January 2, 1997, appears in the financial statements in each Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Reports to Shareholders also include more information about the Funds' performance. For a free copy, please call Fund Information.


                                                            GREATER               LATIN
ADVISOR CLASS SHARES                                      EUROPEAN FUND        AMERICA FUND
YEAR ENDED MARCH 31                                         1997(1)              1997(1)

---------------------------------------------------- -------------------- -------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period                       $ 11.56             $ 10.92
                                                           -------             -------
Income from investment operations:
    Net investment income                                      .07                 .02
    Net realized and unrealized gain                           .73                1.41
                                                           -------             -------
Total from investment operations:                              .80                1.43
                                                           -------             -------
Change in net asset value                                      .80                1.43
                                                           -------             -------
Net asset value, end of period                             $ 12.36             $ 12.35
                                                           =======             =======
TOTAL RETURN(2)                                               6.92%              13.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                             $   36              $   71
Ratio of expenses to average net assets                       1.90%(3)            2.08%(3)
Ratio of expenses, net of reimbursement, to
  average net assets                                          1.50%(3)            2.00%(3)
Ratio of net investment income to average net assets          2.56%(3)             .82%(3)
Portfolio turnover rate                                      30.58%               3.72%
Average commission rate paid (per share)                 $   .0264           $   .0003


(1)FOR THE PERIOD JANUARY 2, 1997 (COMMENCEMENT OF SALES)TO MARCH 31, 1997.

(2)TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.



(3)ANNUALIZED.


HOW DO THE FUNDS INVEST THEIR ASSETS?

THE FUNDS' INVESTMENT OBJECTIVES

GREATER EUROPEAN FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (as defined below) of Greater European Companies. As used in this prospectus, the term "Greater European Company" means a company (i) that is organized under the laws of, or with a principal office and domicile in, a country in Greater Europe, (ii) for which the principal equity securities trading market is in Greater Europe, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in Greater Europe or that has at least 50% of its assets situated in Greater Europe. As used in this prospectus, the term "Greater Europe" means Western, Central and Eastern Europe (including Ukraine, Belarus, Latvia, Lithuania and Estonia) and Russia. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of Greater European Companies. The balance of the Fund's assets will be invested in (i) debt securities (as defined below) issued by Greater European Companies or issued or guaranteed by Greater European government entities, (ii) equity securities and debt obligations of issuers outside Greater Europe, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

LATIN AMERICA FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers in the following Latin American countries: Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay, and Venezuela. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of issuers in the countries named above. The balance of the Fund's assets will be invested in (i) equity securities and debt obligations of companies and government entities of countries other than those named above, and (ii) short-term and medium-term debt securities of the type described below under "Temporary Investments."

INFORMATION REGARDING BOTH FUNDS. Each Fund's investment objective and the investment restrictions set forth under "Investment Restrictions" in the SAI are fundamental and may not be changed without shareholder approval. All other investment policies and practices described in this prospectus are not fundamental, and may be changed by the Board without shareholder approval. There can be no assurance that either Fund's investment objective will be achieved.


TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST

As used in this prospectus, "equity securities" refers to common stock, preferred stock, securities convertible into or exchangeable for such securities, warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"), as described below.

Each Fund's Investment Manager will select equity investments for the respective Fund on the basis of fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy). Although an Investment Manager will consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values, the primary factor in selecting equity securities will be the company's current price relative to its long-term earnings potential, or real book value, as determined by the Investment Manager.

For capital appreciation, Greater European Fund may invest up to 25% of its total assets, and Latin America Fund may invest without limit, in debt securities (as used in this prospectus: bonds, notes, debentures, commercial paper, time deposits and bankers' acceptances, and which may include structured investments) which are rated in any rating category by Moody's or S&P or which are unrated by any rating agency. Such securities may include high-risk, lower quality debt securities, commonly referred to as "junk bonds." See "What Are the Funds' Potential Risks?" As an operating policy, which may be changed by the Board, neither Fund will invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bonds to benefit from increases in the market price of the securities into which they are convertible. Debt securities are subject to certain market and credit risks. See "How Do the Funds Invest Their Assets? -- Debt Securities" in the SAI for descriptions of debt securities rated Baa by Moody's and BBB by S&P.

Securities considered for purchase by a Fund may be listed or unlisted, and may be issued by companies in various industries, with various levels of market capitalization. The Investment Managers will actively manage the Funds' assets in response to market, political and general economic conditions, and will seek to adjust each Fund's investments based on their perception of which investments would best enable each Fund to achieve its investment objective.


As a diversified investment company, each Fund, with respect to 75% of its total assets, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. Although each Fund may invest up to 25% of its assets in a single industry, the Funds have no present intention of doing so. Each Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) or more than 15% of its assets in securities with a limited trading market.

The Funds do not emphasize short-term trading profits and usually expect to have an annual portfolio turnover rate not exceeding 50%.


BRADY BONDS. Greater European Fund may invest up to 25% of its total assets and Latin America Fund may invest without limit in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela, and Vietnam (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured or are planning to restructure their external bank debt into new loans or promissory notes.

Many of the Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.


Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Venezuelan Brady Bonds and Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.


In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade. These securities are subject to each Fund's current operating policy of not investing more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P.

DEPOSITARY RECEIPTS. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of a Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A Fund's investment in these structured investments may be limited by investment restrictions contained in the SAI. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

TEMPORARY INVESTMENTS. When a Fund's Investment Manager believes that market conditions warrant, the fund may adopt a temporary defensive position and may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. When deemed appropriate by a Fund's Investment Manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

OTHER INVESTMENT POLICIES OF THE FUNDS

The Funds are also authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Funds in some of the markets in which the Funds will invest and may not be available for extensive use in the future.

BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of the Fund's total assets to generate income for the purpose of offsetting operating expenses. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. A Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. A Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Funds may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement, a Fund acquires a security from a U.S. bank or a registered broker-dealer and simultaneously agrees to resell the security back to the bank or broker-dealer at a specified time and price. The repurchase price is in excess of the original purchase price paid by a Fund by an amount which reflects an agreed-upon rate of return and which is not tied to any coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the bank or broker-dealer should default on its obligation to repurchase the underlying security, a Fund may experience a delay or difficulties in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its total assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. A Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Each Fund will limit its investment in restricted securities other than Rule 144A securities to 10% of its total assets, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined by the Board of Trustees to be liquid, are considered to be illiquid and are subject to a Fund's limitation on investment in illiquid securities.


OPTIONS ON SECURITIES OR INDICES. Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call or put option only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of a Fund. A Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Funds will normally conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Funds will generally enter into forward contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when a Fund's Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that a Fund will not enter into a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Funds may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS. For hedging purposes only, each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.


When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Do the Funds Invest Their Assets? -- Futures Contracts" in the SAI.


WHAT ARE THE FUNDS' POTENTIAL RISKS?

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in a Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by a Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which a Fund is invested in equity securities may also be reflected in declines in the price of shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which a Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will also affect the price of shares of the Funds. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world, and in currency valuations, and these may recur unpredictably in the future. Additionally, investment decisions made by an Investment Manager will not always be profitable or prove to have been correct. Neither Fund is intended as a complete investment program.

FOREIGN CURRENCY EXCHANGE. Since the Funds are authorized to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of securities in the respective portfolios and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will also affect a Fund's yield on assets denominated in currencies other than the U.S. dollar. The Funds usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or through entering into forward contracts. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when a Fund converts assets from one currency to another. Many of the currencies of the countries in which the Funds may invest have experienced devaluations relative to the U.S. dollar, and may be more highly volatile than currencies of other more established markets.

FOREIGN INVESTMENTS. The Funds have the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Each Fund's performance is closely tied to economic and political conditions within the geographic area of its respective investments. Some of the countries in which the Funds may invest are considered emerging markets, in which the risks generally associated with foreign investments are heightened. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. As an open-end investment company, each Fund is limited in the extent to which it may invest in illiquid securities. The foregoing risks may be heightened for investments in Eastern Europe and/or Latin America, and there are further risks specific to investments in those regions. See "What Are the Funds' Potential Risks?" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

As a non-fundamental policy, each Fund will limit its investment in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Funds' Potential Risks?" in the SAI.


HIGH-RISK DEBT SECURITIES. Although each Fund's current investment policy is that it will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, the Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of a Fund and its shareholders. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by each Investment Manager to insure, to the extent possible, that the planned investment is sound. Each Fund may, from time to time, invest up to 5% of its total assets in defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future.

LEVERAGE. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The use of leverage may significantly increase a Fund's investment risk.

FUTURES CONTRACTS AND RELATED OPTIONS. Option and foreign currency exchange transactions and futures contracts are commonly referred to as derivative instruments. Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in a Fund's portfolio. Successful use of futures or options contracts is further dependent on an Investment Manager's ability to correctly predict movements in the securities or foreign currency markets, and no assurance can be given that its judgment will be correct. Successful use of options on securities or indices is subject to similar risk considerations. In addition, by writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this prospectus and in the SAI.

WHO MANAGES THE FUNDS?


THE BOARD. The Board oversees the management of the Funds and elects their officers. The officers are responsible for the Funds' day-to-day operations. The Board also monitors the Funds to ensure no material conflicts exist between the Funds' classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGERS. The Investment Manager of Greater European Fund is Global Advisors. The Investment Manager of Latin America Fund is Investment Counsel. Global Advisors and Investment Counsel manage the respective Fund's assets and make its investment decisions. The Investment Managers also perform similar services for other funds. Global Advisors and Investment Counsel are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Global Advisors and Investment Counsel and their affiliates manage over $199 billion in assets. The Templeton organization has been investing globally since 1940. Global Advisors and Investment Counsel their affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The lead portfolio manager of Greater European Fund since 1996 is Mark G. Holowesko. Mr. Holowesko is president of Greater European Fund's Investment Manager. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for Greater European Fund's Investment Manager and managing several mutual funds.

Jeffrey A. Everett and Richard Sean Farrington have secondary portfolio management responsibilities for the Fund. Mr. Everett is an executive vice president of Greater European Fund's Investment Manager. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett joined the Templeton organization in 1989 and is responsible for managing several offshore accounts at Templeton, as well as several Templeton funds. Mr. Everett's current research responsibilities include real estate and country coverage of Australia and Italy. Mr. Farrington is a vice president of Greater European Fund's Investment Manager. He holds a BA in economics from Harvard
University. Mr. Farrington is a Chartered Financial Analyst and is a past president of the Bahamas Society of Financial Analysts. He joined the Templeton organization in 1991 and now manages several mutual funds. Mr. Farrington's research responsibilities include global coverage of the electrical equipment industry, as well as non-U.S. electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan.

The lead portfolio manager of Latin America Fund since June 1997 is Mark R. Beveridge. Mr. Beveridge is a senior vice president of Latin America Fund's Investment Manager. He holds a BBA in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a security analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for appliances and household durables, industrial components, waste management and business and public services. He also has country coverage of Argentina.

Howard J. Leonard and Gary R. Clemons exercise secondary portfolio management responsibilities for Latin America Fund. Mr. Leonard is an executive vice president of Latin America Fund's Investment Manager. He holds a BBA in finance/economics from the Temple University School of Business Administration. Mr. Leonard is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, the Financial Analysts Federation and the International Society of Security Analysts. Before joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed-income research activities. Mr. Leonard also worked previously at Provident National Bank as a security analyst covering a variety of industries. Mr. Leonard currently manages both institutional and mutual fund accounts of global and international mandates. He has research responsibility for the non-U.S. forest products/paper and investment management industries, and also follows the following countries:
Brazil, Indonesia and Switzerland. Mr. Clemons is a senior vice president of Latin America Fund's Investment Manager. He holds a BS from the University of Nevada -- Reno and an MBA with emphases in finance and investment banking from the University of Wisconsin -- Madison. He joined Latin America Fund's Investment Manager in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Colombia, Norway, Peru and Sweden.

MANAGEMENT FEES. During the fiscal period ended March 31, 1997, management fees, before any advance waiver, totaled 0.75% of the average daily net assets of Greater European Fund. Total operating expenses of the class, before any advance waiver, were 1.90%. Under an agreement by Global Advisors to limit its fees, the class paid no (0.00%) management fees and the class paid total operating expenses of 1.50%. After July 31, 1998, Global Advisors may end this arrangement at any time upon notice to the Board.

During the fiscal period ended March 31, 1997, management fees, before any advance waiver, totaled 1.25% of the average daily net assets of Latin America Fund. Total operating expenses of the class, before any advance waiver, were 2.08%. Under an agreement by Investment Counsel to limit its fees, the class paid management fees totaling 0.50% of its average daily net assets and the class paid total operating expenses of 2.00%. After July 31, 1998, Investment Counsel may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for each Fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. During the fiscal year ended March 31, 1997, administration fees totaled 0.15% of the average daily net assets of each Fund.


HOW DO THE FUNDS MEASURE PERFORMANCE?


From time to time, the Advisor Class of each Fund advertises its performance. The more commonly used measure of performance is total return.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of the Advisor Class will vary Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Funds calculate their performance figures, please see "How Do the Funds Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Funds and their shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31, in the year such distributions were declared. Each Fund will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


HOW IS THE TRUST ORGANIZED?


Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on December 21, 1993, and is registered with the SEC. As of January 2, 1997, Greater European Fund began offering a new class of shares designated Templeton Greater European Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Greater European Fund -- Class I and Templeton Greater European Fund -- Class II. As of January 2, 1997 Latin America Fund began offering a new class of shares designated Latin America Fund -- Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Templeton Latin America Fund -- Class I and Templeton Latin America Fund -- Class II. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.


The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 2, 1997, Dorothy R., Jeffrey R. and Christopher W. Silva owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Greater European Fund. In addition, as of the same date, Resources owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Greater European Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


Shares of each Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the respective Fund with your check.

                                                    MINIMUM
                                                   INVESTMENTS*

---------------------------------------------- -------------------

To Open Your Account....................            $5,000,000
To Add to Your Account..................            $       25

*We waive or lower these minimums for certain investors listed below. We may also refuse any order to buy shares.

To determine if you meet the minimum investment requirement, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

Each Fund's minimum initial  investment  requirement will not apply to purchases by:

1.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4.  Accounts managed by the Franklin Templeton Group

5.  The Franklin Templeton Profit Sharing 401(k) Plan

6. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

7. Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that
    (i) are sponsored by an employer with at least 5,000 employees, or (ii) have plan assets of $50 million or more

8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

9. Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:


    o    Was formed at least six months ago

    o    Has a purpose other than buying Fund shares at a discount,

    o    Has more than 10 members,

    o    Can arrange for meetings between our representatives and group members,


    o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and


    o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?


Your individual or employer-sponsored retirement plan may invest in the Funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.


Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Funds or their shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Funds' shares, please see "How Do I Buy, Sell and Exchange Shares? -- Other Payments to Securities Dealers" in the SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.


METHOD                                STEPS TO FOLLOW
------------------------------------- --------------------------------------

BY MAIL                               1. Send us written instructions
                                         signed by
                                         all account owners

                                      2. Include any outstanding share
                                         certificates
                                         for the shares you
                                      are selling.want to exchange

------------------------------------- --------------------------------------
BY PHONE                              Call Shareholder Services


                                         If you do not want the
                                         ability to
not                                      exchange by phone to apply to
                                         your account,
                                         please let us know.

------------------------------------- --------------------------------------

THROUGH YOUR DEALER                   Call your investment representative


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.


EXCHANGE RESTRICTIONS

Please be aware that the
following restrictions apply to
exchanges:

o   You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.


o The fund you are exchanging into must be eligible for sale in your state.


o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of a Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of a Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe a Fund would be harmed or unable to invest effectively, or (ii) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


    METHOD                            STEPS TO FOLLOW

    --------------------------------- ---------------------------------------

    BY MAIL                           1.Send us written instructions
                                        signed by all account owners. If you
                                        would like your redemption proceeds
                                        wired to a bank account, your
                                        instructions should include:
                                        the bank where you want the
                                        proceeds sent

                                      o Your bank account number

                                      o The Federal Reserve ABA routing
                                        number

                                      o If you are using a savings and loan
                                        or credit union, the name of the
                                        corresponding bank and the account
                                        number

                                      2.Include any outstanding
                                        share certificates
                                        for the shares you are selling

                                      3.Provide a signature
                                        guarantee if required

METHOD                                STEPS TO FOLLOW

------------------------------------- ---------------------------------------


                                      4.Corporate, partnership and
                                        trust accounts
                                        may need to send additional

                                        documents.

                                        Accounts under court jurisdiction  may
                                        have other requirements.


    --------------------------------- ---------------------------------------

    BY PHONE                          Call Shareholder Services. If you
                                      would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                                      Telephone requests will be accepted:


                                       o If the request is $50,000 or less.

                                        Institutional accounts may exceed
                                        $50,000 by completing a separate
                                        agreement. Call Institutional Services
                                        to receive a copy.

                                      o If there are no share certificates
                                        issued for the shares you want to sell
                                        or you have already returned them to
                                        the respective Fund

                                      o Unless you are selling shares in a
                                        Trust Company retirement plan account

                                      o Unless the address on your account
                                        was changed by phone within the last 15
                                        days

                                        If you do not want the ability  to
                                        redeem by phone to apply to your
                                        account, please let us know.


    --------------------------------- ---------------------------------------

    THROUGH YOUR DEALER               Call your investment representative

    --------------------------------- ---------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN
ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?


Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. NEITHER FUND PAYS "INTEREST" OR GUARANTEES ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the respective Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from a Fund in any of these ways:


1. BUY ADDITIONAL SHARES OF A FUND -- You may buy additional shares of the same class of a Fund by reinvesting capital gain distributions, dividend distributions, or both. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS -- You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH -- You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE RESPECTIVE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Funds. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED


Each Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value in many newspapers.


The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in a Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


 Your name,

o The respective Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


SIGNATURE GUARANTEES

For our mutual protection we require a signature guarantee in the following situations:


1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the respective Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED
DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate,partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT            DOCUMENTS REQUIRED
------------------------- -----------------------------
CORPORATION                Corporate Resolution

------------------------- -----------------------------
PARTNERSHIP               1. The pages from the partnership
                              agreement

                             that identify the general

                             partners, or


                          2. A certification for a partnership
                             agreement


------------------------ ---------------------------------------
TRUST                    1. The pages from the trust document
                            that identify the trustees, or

                         2. A certification for trust
------------------------ ---------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by each Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the respective Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, 6 or 7 under "How Do I Buy Shares? -- Opening Your Account."


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in each Fund. Under the plan, you can have money transferred automatically from your checking account to the respective Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of a Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


o Financial reports of a Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of a Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of each Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES


The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, a Fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Funds and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091. Global Advisors is located at P.O. Box N-7759, Lyford Cay, Nassau, Bahamas. You may also contact us by phone at one of the numbers listed below.


                                                                    HOURS OF OPERATION (EASTERN TIME)
DEPARTMENT NAME                               TELEPHONE NO.       (MONDAY THROUGH FRIDAY)


------------------------------------------ ---------------------- ---------------------------------------------------
Shareholder Services                       1-800/632-2301         8:30 a.m. to 8:00 p.m.

Dealer Services                            1-800/524-4040         8:30 a.m. to 8:00 p.m.


Fund Information                           1-800/DIAL BEN         8:30 a.m. to 11:00 p.m.
                                           (1-800/342-5236)       9:30 a.m. to 5:30 p.m. (Saturday)
                                                                  9:30 a.m. to 5:30 p.m.

Retirement Plan Services                   1-800/527-2020         8:30 a.m. to 8:00 p.m.


Institutional Services                     1-800/321-8563         9:00 a.m. to 8:00 p.m.

TDD (hearing impaired)                     1-800/851-0637         8:30 a.m. to 8:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


1933 ACT -- Securities Act of 1933, as amended

1940 ACT -- Investment Company Act of 1940, as amended

BOARD -- The Board of Trustees of the Trust.

CD -- Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS -- Each Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the respective Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE -- Internal Revenue Code of 1986, as amended

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., the Funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton

Group of Funds


FT SERVICES -- Franklin Templeton Services, Inc., the Funds' administrator

GLOBAL ADVISORS -- Templeton Global Advisors Limited, Greater European Fund's investment manager.

INVESTMENT COUNSEL -- Templeton Investment Counsel, Inc., Latin America Fund's investment manager.

INVESTMENT MANAGER(S) -- The investment manager of Greater European Fund is Templeton Global Advisors Limited and the investment manager of Latin America Fund is Templeton Investment Counsel, Inc.

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS -- Internal Revenue Service

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC -- National Securities Clearing Corporation

NYSE -- New York Stock Exchange

RESOURCES -- Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TRUST COMPANY -- Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to a Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

INSTRUCTIONS AND IMPORTANT NOTICE

SUBSTITUTE W-9 INSTRUCTIONS INFORMATION

GENERAL. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

OBTAINING A NUMBER. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.

WHAT SSN/TIN TO GIVE. Please refer to the following guidelines:


ACCOUNT TYPE                         GIVE SSN OF        ACCOUNT TYPE             GIVE EMPLOYER ID #  OF

------------------------------------ ------------------ ----------------------- ------------------------------

o Individual                         Individual         o  Trust, Estate,       Trust, Estate, or
                                                           or Pension Plan      Pension Plan Trust
                                                           Trust


------------------------------------ ------------------ ----------------------- ------------------------------

 Joint Individual                    Owner who          o  Corporation,         Corporation,
                                     will be               Partnership, or      Partnership, or
                                     paying tax            other organization   other organization
                                     or
                                     first-named
                                     individual


------------------------------------ ------------------ ----------------------- ------------------------------

 Unif. Gift/                         Minor              o  Broker nominee       Broker nominee
Transfer to Minor


------------------------------------ ------------------ ----------------------- ------------------------------

 Sole Proprietor                     Owner of
                                     business


------------------------------------ ------------------ ----------------------- ------------------------------

o Legal Guardian                     Ward,
                                     Minor, or
                                     Incompetent

------------------------------------ ------------------ ----------------------- ------------------------------

EXEMPT RECIPIENTS. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:

    A corporation                        A real estate investment trust


    A financial institution             A common trust fund operated by a
                                        bank under section 584(a)


    An organization exempt from         An exempt  charitable  remainder
    tax under section 501(a), or an     trust or a non-exempt  trust
    individual retirement plan          described in section 4947(a)(1)

    A registered dealer in              An entity registered at all times
    securities or commodities           under the Investment Company
    registered in the U.S. or a         Act of 1940
    U.S. possession



IRS PENALTIES. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

SUBSTITUTE W-8 INSTRUCTIONS INFORMATION

EXEMPT FOREIGN PERSON. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S. (or your transactions are exempt from U.S. taxes under a tax treaty).

PERMANENT ADDRESS. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.

NOTICE OF CHANGE IN STATUS. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.

WHEN TO FILE. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.

HOW OFTEN YOU MUST FILE. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.

                                RESOLUTION SUPPORTING AUTHORITY OF
                                CORPORATE /ASSOCIATION SHAREHOLDER

------------------------------------------------------------------




INSTRUCTION:

It will be necessary for corporate/association shareholders to provide a certified copy of a resolution or other certificate of authority supporting the authority of designated officers of the corporation/association to issue oral and written instruction on behalf of the corporation/association for the purchase, sale (redemption), transfer and/or exchange of Franklin Templeton Fund shares. You may use the following form of resolution or you may prefer to use your own.


CERTIFIED COPY OF RESOLUTION (Corporation or Association)


The undersigned hereby certifies and affirms that he/she is the duly elected of ___________________ a ___________________
                             TitleCorporate Name
organized under the laws of the State of _____________________ that the following is a true and correct copy of a resolution
                                           Type of Organization
adopted by the Board of Directors by unanimous written consent (a copy of which is attached) or at a meeting duly called and held on _________________, 19___.

    "RESOLVED,                                                that
                 Name of Corporation/Association
    (the "Company") is authorized to invest the Company's assets in one or more investment companies (mutual funds) whose shares are distributed by Franklin/Templeton Distributors, Inc. ("Distributors"). Each such investment company, or series thereof, is referred to as a "Franklin Templeton Fund" or "Fund."

    FURTHER  RESOLVED,  that  any  (enter  number)   __________________  of  the
    following officers of this Company (acting alone, if one, or acting together, if more than one) is/are authorized to issue oral or written instructions (including the signing of drafts in the case of draft accessed money fund accounts) on behalf of the Company for the purchase, sale (redemption), transfer and/or exchange of Fund shares and to execute any Fund application(s) and agreements pertaining to Fund shares registered or to be registered to the Company (referred to as a "Company Instruction"); and, that this authority shall continue until Franklin/Templeton Investor Services, Inc. ("Investor Services") receives written notice of revocation or amendment delivered by registered mail. The Company's officers authorized to act on behalf of the Company under this resolution are (enter officer titles only):________________________________________________________________

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
    (referred to as the "Authorized Officers").

    FURTHER RESOLVED, that Investor Services may rely on the most recently provided incumbency certificate delivered by the Company to Investor
    Services to identify those individuals who are the incumbent Authorized Officers and that Investor Services shall have no independent duty to determine if there has been any change in the individuals serving as incumbent Authorized Officers.

    FURTHER RESOLVED, that the Company ("Indemnitor") undertakes and agrees to indemnify and hold harmless Distributors, each affiliate of Distributors, each Franklin Templeton Fund and their officers, employees and agents (referred to hereafter collectively as the "Indemnitees") from and against any and all liability, loss, suits, claims, costs, damages and expenses of whatever amount and whatever nature (including without limitation reasonable attorneys' fees, whether for consultation and advice or representation in litigation at both the trial and appellate level) any indemnitee may sustain or incur by reason of, in consequence of, or arising from or in connection with any action taken or not taken by an Indemnitee in good faith reliance on a Company Instruction given as authorized under this resolution."

The undersigned further certifies that the below named persons, whose signatures appear opposite their names, are the incumbent Authorized Officers (as that term is defined in the above resolution) who have been duly elected to the office identified beside their name(s) (attach additional list if necessary).

                                        X
-----------------------------------     ---------------------------------------
Name/title (please print or type)       Signature

                                        X
-----------------------------------     ---------------------------------------
Name/title (please print or type)       Signature

                                        X
-----------------------------------     ---------------------------------------
Name/title (please print or type)       Signature

                                        X
-----------------------------------     ---------------------------------------
Name/title (please print or type)       Signature


 Certified from minutes


 X
 Signature
 ------------------------------------------------------------------------------
 Name/title (please print or type)
 CORPORATE SEAL (if appropriate)

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



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



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



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




 FRANKLIN TEMPLETON GROUP OF FUNDS

 LITERATURE REQUEST E CALL 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

 GLOBAL GROWTH




 Franklin Global Health Care Fund
 Franklin Templeton Japan Fund
 Templeton Developing Markets Trust
 Templeton Foreign Fund
 Templeton Foreign Smaller
  Companies Fund
 Templeton Global
  Infrastructure Fund
 Templeton Global
  Opportunities Trust
 Templeton Global Real Estate Fund
 Templeton Global Smaller
  Companies Fund
 Templeton Greater European Fund
 Templeton Growth Fund
 Templeton Latin America Fund
 Templeton Pacific Growth Fund
 Templeton World Fund

 GLOBAL GROWTH AND INCOME

 Franklin Global Utilities Fund
 Franklin Templeton German
  Government Bond Fund
 Franklin Templeton
  Global Currency Fund
 Mutual European Fund
 Templeton Global Bond Fund
 Templeton Growth and Income Fund

 GLOBAL INCOME

 Franklin Global Government
 Income Fund
 Franklin Templeton Hard
  Currency Fund
 Franklin Templeton High
  Income Currency Fund
 Templeton Americas
  Government Securities Fund

 GROWTH

 Franklin Blue Chip Fund
Franklin  California Growth Fund
Franklin DynaTech Fund
 Franklin  Equity Fund
Franklin Gold Fund
Franklin  Growth Fund
Franklin  MidCap
 Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

 GROWTH AND INCOME

 Franklin Asset Allocation Fund
 Franklin Balance Sheet
  Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income und
Franklin Income Fund
Franklin  MicroCap  Value Fund
Franklin  Natural
 Resources Fund
Franklin Real Estate  Securities Fund
Franklin Rising  Dividends
 Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
 Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton  American
 Trust, Inc.

 FUND ALLOCATOR SERIES
 Franklin Templeton
 Conservative Target Fund
 Franklin Templeton
 Moderate Target Fund
 Franklin Templeton
 Growth Target Fund

 INCOME

 Franklin Adjustable Rate
  Securities Fund
 Franklin Adjustable U.S.
 Government Securities Fund
 Franklin's AGE High Income Fund
 Franklin Investment
 Grade Income Fund
 Franklin Short-Intermediate U.S.
 Government Securities Fund
 Franklin U.S. Government
 Securities Fund
 Franklin Money Fund
 Franklin Federal Money Fund
 FOR CORPORATIONS
 Franklin Corporate Qualified
 Dividend Fund

 FRANKLIN FUNDS SEEKING
 TAX-FREE INCOME

 Federal Intermediate-Term
  Tax-Free Income Fund
 Federal Tax-Free Income Fund
 High Yield Tax-Free Income Fund
 Insured Tax-Free Income Fund
 Puerto Rico Tax-Free Income Fund
 Tax-Exempt Money Fund

 FRANKLIN STATE-SPECIFIC FUNDS
 SEEKING TAX-FREE INCOME

 Alabama
 Arizona*
 Arkansas**
 California*
 Colorado
 Connecticut
 Florida*
 Georgia
 Hawaii**
 Indiana
 Kentucky
 Louisiana
 Maryland
 Massachusetts***
 Michigan*
 Minnesota***
 Missouri
 New Jersey
 New York*
 North Carolina
 Ohio***
 Oregon
 Pennsylvania
 Tennessee**
 Texas
 Virginia
 Washington**

 VARIABLE ANNUITIES+

 Franklin Valuemark(R)
 Franklin Templeton
  Valuemark Income Plus
 (an immediate annuity)

 *Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

 **The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

 ***Portfolio of insured municipal securities.

 +Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

 FGF02/97               [LOGO] Printed on recycled paperTLGIT PZ 08/97

TEMPLETON REGION FUNDS
ADVISOR CLASS
P.O. Box 33031
St. Petersburg, FL 33733-8031
-----------------------------










TLGIT PZ 08/97    [LOGO] Printed on recycled paper

                                 CLASS I AND II
                      STATEMENT OF ADDITIONAL INFORMATION

 TEMPLETON GLOBAL INVESTMENT TRUST
 STATEMENT OF ADDITIONAL INFORMATION
 AUGUST 1, 1997
 700 CENTRAL AVENUE, P.O. BOX 33030
 ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN

 TABLE OF CONTENTS

 How Do the Funds Invest Their Assets?............................
 What Are the Funds' Potential Risks?.............................
 Investment Restrictions..........................................
 Officers and Trustees............................................
 Investment Management and Other Services.........................
 How Do the Funds Buy Securities for Their Portfolios?............
 How Do I Buy, Sell and Exchange Shares?..........................
 How Are Fund Shares Valued?......................................
 Additional Information on Distributions and Taxes................
 The Funds' Underwriter...........................................
 How Do the Funds Measure Performance?............................
 Miscellaneous Information........................................
 Financial Statements.............................................
 Useful Terms and Definitions.....................................
 Appendix
 Description of Ratings...........................................





         When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

 Templeton Global Investment Trust (the "Trust") is an open-end management investment company with five separate series. There are four diversified series: Templeton Growth and Income Fund ("Growth and Income Fund"); Templeton Global Infrastructure Fund ("Infrastructure Fund") - Templeton Greater European Fund ("Greater European Fund") - and Templeton Latin America Fund ("Latin America Fund"). There is also one non-diversified series: Templeton Americas Government Securities Fund ("Americas Government Securities Fund").

 Each Fund may, separately or collectively, be referred to as the "Fund" or "Funds," or individually by its name.

 Growth and Income Fund's investment objective is high total return, which it seeks to achieve primarily by investing in equity and debt securities of domestic and foreign companies. The Fund changed its name from Templeton Global Rising Dividends Fund on July 10, 1995.

 Infrastructure Fund's investment objective is long-term capital growth, which it seeks to achieve primarily by investing in securities of domestic and foreign companies that are principally engaged in the development, operation or rehabilitation of the physical and social infrastructures of various nations.

 Greater European Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia).

 Latin America Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing in equity securities and debt obligations of issuers in Latin American countries.

 Americas Government Securities Fund's investment objective is a high level of current income. A secondary objective is total return. It seeks to achieve this objective by investing in debt securities of governmental entities located in the Western Hemisphere.

 Each Fund's Prospectus, dated August 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

 This SAI describes each Fund's (except Americas Government Securities Fund) Class I and Class II shares. Americas Government Securities Fund offers one class of shares. Greater European Fund and Latin America Fund currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

 THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH FUND'S PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

       ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR
      ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

       ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
      ENDORSED BY, ANY BANK;

       ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE
      POSSIBLE LOSS OF PRINCIPAL.

 How Do the Funds Invest Their Assets?

 -------------------------------------------------------------


 INVESTMENT POLICIES. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "How Do the Funds Invest Their Assets?"

 REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager of each Fund will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

 DEBT SECURITIES. The Funds may invest in debt securities that are rated in any rating category by S&P or Moody's or that are unrated by any rating agency. As an operating policy, which may be changed by the Board without shareholder approval, neither Growth and Income Fund, Infrastructure Fund, Greater European Fund, nor Latin America Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

 Bonds  which  are  rated  Baa  by  Moody's  are   considered  as  medium  grade
 obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


 Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


 Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


 Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

 Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.


 A Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a Fund must distribute all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. A Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

 STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which each Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Ostructured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which each Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

 Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although each Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of such Fund's assets that may be used for borrowing activities.

 Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A Fund's investment in these structured investments may be limited by its investment restrictions. See "Investment Restrictions" below. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.

 CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

 FUTURES CONTRACTS. Each Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.


 Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.


 At the time a Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

 OPTIONS ON SECURITIES, INDICES AND FUTURES. Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets.


 An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


 Each Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 A Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

 A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

 Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, each Funds' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a Fund's security holdings being hedged.


 A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.


 There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

 FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

 A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.


 A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.


 A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

 What Are the Funds' Potential Risks?



 Each Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

 There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

 Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property;
 (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

 To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.


 Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.


 Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

 The Infrastructure Fund, Growth and Income Fund, and Greater European Fund may each invest a portion of its assets in Russian securities. There can be no assurance that appropriate sub-custody arrangements will be available to the Funds if and when one or more of the Funds seeks to invest a portion of its assets in Russian securities. As a non-fundamental policy, none of these Funds will invest more than 5% of its total assets in Russian securities.

 Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
 (x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

 There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issues deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

 Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U. S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

 Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

 Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

 The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the Funds' investments.


 The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


 The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of an Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

 A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

 There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

 Additional risks may be involved with the Funds' special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These "How Do the Funds Invest Their Assets? - Types of Securities In Which the Funds May Invest" in each Fund's Prospectus.


 Investment Restrictions



 The Funds have adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. Each Fund MAY NOT:

 1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in each Fund's Prospectus).

 2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of a Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to Americas Government Securities Fund.

 3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each Fund may make margin payments in connection with futures, options and currency transactions.

 4. Loan money, except that a Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

 5. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

 6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

 7. Invest more than 25% of its total assets in a single industry.

 8. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Do the Funds Buy Securities for Their Portfolios?") as to transactions in the same securities for the Funds, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

 If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.


          TRADING POLICIES. The Investment Managers and their affiliated companies serve as investment advisers to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

          Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

      PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) The trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (ii) Copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (iii) In addition to items (i) and (ii), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

ADDITIONAL RESTRICTIONS. Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, a Fund may not:

1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4. Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest for the purpose of exercising control over management of any company.

7. Purchase more than 10% of a company's outstanding voting securities.

8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although a Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

Each Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The
Board, in turn, elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).



                                   POSITIONS AND OFFICES          PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS              WITH THE TRUST              DURING THE PAST FIVE YEARS

HARRIS J. ASHTON                   Trustee                     Chairman of the board, president and chief executive officer
Age 65                                                         of General Host Corporation (nursery and craft centers);
Metro Center                                                   director of RBC Holdings Inc. (a bank holding company) and
1 Station Place                                                Bar-S Foods (a meat packing company); and director or trustee
Stamford, Connecticut                                          of 53 of the investment companies in the Franklin Templeton
                                                               Group of Funds.




NICHOLAS F. BRADY*                 Trustee                     Chairman of Templeton Emerging Markets Investment Trust PLC;
Age 67                                                         chairman of Templeton Latin America Investment Trust PLC;
The Bullitt House                                              chairman of Darby Overseas Investments, Ltd. (an investment
102 East Dover Street                                          firm) (1994-present); chairman and director of Templeton
Easton, Maryland                                               Central and Eastern European Investment Company; director of the Amerada Hess Corporation, Christiana Companies, and the
                                                               H.J. Heinz Company; formerly, Secretary of the United States
                                                               Department of the Treasury (1988-1993) and chairman of the board of Dillon, Read & Co. Inc. (investment banking) prior to 1988; and director or trustee of 23 of the investment
                                                               companies in the Franklin Templeton Group of Funds.

MARTIN L. FLANAGAN*                Trustee and Vice President  Senior vice president, treasurer and chief financial officer
Age 37                                                         of Franklin Resources, Inc.; director and executive vice
777 Mariners Island Blvd.                                      president of Templeton Worldwide, Inc.; director, executive
San Mateo, California                                          vice president and chief operating officer of Templeton
                                                               Investment Counsel, Inc.; senior vice president and
                                                               treasurer of Franklin Advisers, Inc.; treasurer of
                                                               Franklin Advisory Services, Inc.; treasurer and chief financial officer of Franklin Investment Advisory Services, Inc.;
                                                               president of Franklin Templeton Services, Inc.; senior vice president of Franklin/Templeton Investor Services, Inc.;
                                                               and officer and/or director or trustee, as the case may be, of 58 of the investment companies in the Franklin Templeton
                                                               Group of Funds.

S. JOSEPH  FORTUNATO               Trustee                     Member of the law firm of Pitney,  Hardin,  Kipp &
Age 65                                                         Szuch; director of General Host Corporation (nursery and
200 Campus Drive                                               craft centers);  and director or trustee of 55 of
Florham Park, New Jersey                                       the investment companies in the Franklin Templeton Group of
                                                               Funds.


JOHN Wm. GALBRAITH                 Trustee                     President of Galbraith Properties, Inc. (personal investment
Age 75                                                         company); director of Gulf West Banks, Inc. (bank holding
360 Central Avenue                                             company) (1995-present); formerly, director of Mercantile
Suite 1300                                                     Bank (1991-1995), vice chairman of Templeton, Galbraith &
St. Petersburg, Florida                                        Hansberger Ltd. (1986-1992), and chairman of Templeton Funds
                                                               Management, Inc. (1974-1991); and director or trustee of 22 of the investment companies in the Franklin Templeton Group of Funds.

ANDREW H. HINES, JR.               Trustee                     Consultant for the Triangle Consulting Group;
Age 74                                                         executive-in-residence of Eckerd College (1991-present);
150 Second Avenue N.                                           formerly, chairman of the board and chief executive officer
St. Petersburg, Florida                                        of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries; and director or trustee of
                                                               24 of the investment companies in the Franklin Templeton Group of Funds.


CHARLES B. JOHNSON*                Chairman of the Board and   President, chief executive officer and director of Franklin
Age 64                             Vice President              Resources, Inc.; chairman of the board and director of
777 Mariners Island Blvd.                                      Franklin Advisers, Inc., Franklin Investment Advisory
San Mateo, California                                          Services, Inc., Franklin Advisory Services, Inc. and Franklin
                                                               Templeton Distributors, Inc.; director of Franklin/Templeton
                                                               Investor Services, Inc., Franklin Templeton Services, Inc.
                                                               and General Host Corporation (nursery and craft centers); and
                                                               officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
                                                               and 54 of the investment companies in the Frankln Templeton
                                                               Group of Funds.






BETTY P. KRAHMER                   Trustee                     Director or trustee of various civic associations; formerly,
Age 68                                                         economic analyst, U.S. government; and director or trustee of
2201 Kentmere Parkway                                          23 of the investment companies in the Franklin Templeton
Wilmington, Delaware                                           Group of Funds.


GORDON S. MACKLIN                  Trustee                     Chairman of White River Corporation (financial services);
Age 69                                                         director of Fund American Enterprises Holdings, Inc., MCI
8212 Burning Tree Road                                         Communications Corporation, CCC Information Services Group,
Bethesda, Maryland                                             Inc., (information services), MedImmune, Inc. (biotechnology),
                                                               Shoppers Express, Inc. (home shopping) and Spacehab, Inc.,
                                                               (aerospace technology); formerly, chairman of Hambrecht and
                                                               Quist Group, director of H&Q Healthcare Investors, and
                                                               president of the National Association of Securities
                                                               Dealers, Inc.; and director or trustee of 50 of the investment companies in the Franklin Templeton Group of Funds.

FRED R. MILLSAPS                   Trustee                     Manager of personal investments (1978-present); director of
Age 68                                                         various business and nonprofit organizations; formerly,
2665 N.E. 37th Drive                                           chairman and chief executive officer of Landmark Banking
Fort Lauderdale, Florida                                       Corporation (1969-1978), financial vice president of Florida
                                                               Power and Light (1965-1969), and vice president of The Federal
                                                               Reserve Bank of Atlanta (1958-1965); and director or trustee, as the case may be, of 24 of the investment
                                                               companies in the  Franklin Templeton Group of Funds.

EDITH E. HOLIDAY                   Trustee                     Director (1993-present) of Amerada Hess Corporation and
Age 45                                                         Hercules Incorporated; director of Beverly Enterprises, Inc.
3239 38th Street, N.W.                                         (1995-present) and H.J. Heinz Company (1994-present);
Washington, DC  20016                                          chairman (1995-present) and trustee (1993-present) of
                                                               National Child Research Center; formerly, assistant to the
                                                               President of the United States and Secretary of the
                                                               Cabinet (1990-1993), general counsel to the United States
                                                               Treasury Department (1989-1990), and counselor to the
                                                               Secretary and Assistant Secretary for Public Affairs
                                                               and Public Liaison--United States Treasury Department
                                                               (1988-1989); and director or trustee of 15 of the investment companies in the Franklin Templeton Group of Funds.

MARK G. HOLOWESKO                  President                   President and director of Templeton Global Advisors Limited;
Age 37                    Vice President                       chief investment officer of global equity research for
Lyford Cay                                                     Templeton Worldwide, Inc.; formerly, investment administrator
Nassau, Bahamas                                                with Roy West Trust Corporation (Bahamas) Limited
                                                               (1984-1985); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.


RUPERT H. JOHNSON,                 Vice President              Executive vice president and director of Franklin Resources,
JR.*JR. Age 56                                                 Inc. and Franklin Templeton Distributors, Inc.; president and
777 Mariners Island Blvd.                                      director of Franklin Advisers, Inc.; senior vice president
San Mateo, California                                          and director of Franklin Advisory Services, Inc.; director of
                                                               Franklin/Templeton Investor Services, Inc.; and officer
                                                               and/or director or trustee, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and 58 of the
                                                               investment companies in the Franklin Templeton Group of Funds.


HARMON E. BURNS                    Vice President              Executive vice president, secretary and director of Franklin
Age 52                                                         Resources, Inc.; executive vice president and director of
777 Mariners Island Blvd.                                      Franklin Templeton Distributors, Inc. and Franklin Templeton
San Mateo, California                                          Services, Inc.; executive vice president of Franklin
                                                               Advisers, Inc.; director of Franklin/Templeton Investor
                                                               Services, Inc.;  officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                                               Resources, Inc. and 58 of the investment companies in the
                                                               Franklin Templeton Groupof Funds.


CHARLES E. JOHNSON                 Vice President              Senior vice president and director of Franklin Resources,
Age 41                                                         Inc.; senior vice president of Franklin Templeton
500 East Broward Blvd.                                         Distributors, Inc.; president and director of Templeton
Fort Lauderdale, Florida                                       Worldwide, Inc.; president, chief executive officer, chief investment officer, and director of Franklin Institutional
                                                               Services Corporation; chairman and director of Templeton
                                                               Investment Counsel, Inc.; vice president of Franklin
                                                               Advisers, Inc.; officer and/or director, of some of the other subsidiaries of Franklin Resources,  Inc.; and officer
                                                               and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group
                                                               of Funds.

DEBORAH R. GATZEK                  Vice President              Senior vice president and general counsel of Franklin
Age 48                                                         Resources, Inc.; senior vice president of Franklin Templeton
777 Mariners Island Blvd.                                      Services, Inc. and Franklin Templeton Distributors, Inc.;
San Mateo, California                                          vice president of Franklin Advisers, Inc. and Franklin
                                                               Advisory Services, Inc.; vice president, chief legal
                                                               officer and chief operating officer of Franklin Investment
                                                               Advisory Services, Inc.; and officer of 58 of the investment companies in the Franklin Templeton Group of Funds.

SAMUEL J. FORESTER, JR.            Vice President              Vice president of 10 of the investment companies in the
Age 49                                                         Franklin Templeton Group of Funds; formerly, president of the
500 East Broward Blvd.                                         Templeton Global Bond Managers Division of Templeton
Fort Lauderale                                                 Investment Counsel, Inc.; founder and partner of Forester,
                                                               Hairston Investment Management (1989-1990), managing director
                                                               (Mid-East Region) of Merrill Lynch, Pierce, Fenner & Smith
                                                               Inc. (1987-1988) and advisor for Saudi Arabian Monetary
                                                               Agency (1982-1987).







JOHN R. KAY                        Vice President              Vice president and treasurer of Templeton Worldwide, Inc.;
Age 57                                                         assistant vice president of Franklin Templeton Distributors,
500 East Broward Blvd.                                         Inc.; formerly, vice president and controller of the Keystone
Fort Lauderdale, Florida                                       Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds.




GARY R. CLEMONS                    Vice President              Research analyst for Templeton Investment Counsel, Inc.
Age 40                                                         (1993-present); formerly, research analyst for Templeton
500 East Broward Blvd.                                         Quantitative Advisors, Inc.
Fort Lauderdale, Florida


DOUGLAS  R. LEMPEREUR Age 48       Vice President              Senior vice president of the Templeton  Global Bond Managers
500 East Broward Blvd.                                         Division of Templeton Investment  Counsel, Inc.; formerly,
Fort Lauderdale, Florida                                       securities analyst for Colonial Management Associates
                                                               (1985-1988), Standish, Ayer & Wood (1977-1985), and The First
                                                               National Bank of Chicago (1974-1977); and officer of 3 of
                                                               the investment companies in the Franklin Templeton Group
                                                               of Funds.




NEIL S. DEVLIN                     Vice President              Senior vice president, Portfolio Management/Research, of the
Age 40                                                         Templeton Global Bond Managers division of Templeton
500 East Broward Blvd.                                         Investment Counsel, Inc.; formerly, portfolio manager and
Fort Lauderdale, Florida                                       bond analyst for Constitutional Capital Management
                                                               (1985-1987), and  a bond trader and research  analyst
                                                               for Bank of New England (1982-1985); and officer of 4 of
                                                               the investment companies in the Franklin Templeton Group
                                                               of Funds.







JAMES R. BAIO                      Treasurer                   Certified public accountant; treasurer of Franklin Mutual
Age 43                                                         Advisers, Inc.; senior vice president of Templeton Worldwide,
500 East Broward Blvd.                                         Inc., Templeton Global Investors, Inc. and Templeton Funds
Fort Lauderdale, Florida                                       Trust Company; formerly, senior tax manager with Ernst &
Treasurer                                                      Young (certified public accountants) (1977-1989); and
                                                               treasurer of 24 of the investment companies in the Franklin
                                                               Templeton Group of Funds.

ELIZABETH M. KNOBLOCK              Vice President -            General counsel, secretary and a senior vice president of
Age 42                             Compliance                  Templeton Investment Counsel, Inc.; senior vice president of
500 East Broward Blvd.                                         Templeton Global Investors, Inc.; formerly, vice president
Fort Lauderdale, Florida                                       and associate general counsel of Kidder Peabody & Co. Inc.
                                                               (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                                                               (1988), vice president and associate general counsel of
                                                               Shearson Lehman Hutton Inc. (1988), vice president and
                                                               assistant general counsel of E.F. Hutton & Co. Inc.
                                                               (1986-1988), and special counsel of the Division of
                                                               Investment Management of the Securities and Exchange
                                                               Commission (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.

BARBARA J. GREEN                   Secretary                   Senior vice president of Worldwide, Inc. and an officer of
Age 49                                                         other subsidiaries of Templeton Worldwide,  Inc.; senior
500 East Broward Blvd.                                         vice president of Templeton Global Investors,  Inc.; formerly,
Fort Lauderdale, Florida                                       deputy director of the Division of Investment  Management, executive assistant and senior advisor to
                                                               the chairman, counsellor to the chairman, special
                                                               counsel and attorney fellow, U.S. Securities and
                                                               Exchange Commission (1986-1995), attorney, Rogers
                                                               & Wells, and judicial clerk, U.S. District Court (District of Massachusetts); and secretary of 23 of the investment
                                                               companies in the Franklin Templeton Group of Funds.


* Nicholas F. Brady, Martin L. Flanagan and Charles B. Johnson are "interested persons" of the Trust under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources. Martin L. Flanagan is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Trust are not interested persons (the "independent members of the Board").

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Trust pays the nonaffiliated Board members and Mr. Brady an annual retainer of $1,000, a fee of $100 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                                          NUMBER OF BOARDS IN THE
                                                                                          FRANKLIN TEMPLETON GROUP OF
                                                             TOTAL FEES RECEIVED FROM     FUNDS ON WHICH EACH SERVES3
                                                             THE FRANKLIN TEMPLETON
                                 TOTAL FEES RECEIVED FROM    GROUP OF FUNDS2
                                 THE TRUST1
NAME

Harris J. Ashton                       $1,500                     $343,592                        55
Nicholas F. Brady                       1,500                        119,275                      23
S. Joseph Fortunato                     1,500                        360,412                      57
John Wm. Galbraith                      1,503                        102,475                      22
Andrew H. Hines, Jr.                    1,603                        130,525                      24
Edith E. Holiday4                         700                         15,450                      15
Betty P. Krahmer                        1,500                        119,275                      23
Gordon S. Macklin                       1,500                        335,542                      52
Fred R. Millsaps                        1,603                        130,525                      24



1For the fiscal year ended March 31, 1997.
2For the calendar year ended December 31, 1996.
3We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 170 U.S. based funds or series. 4Ms. Holiday was elected a trustee on December 3, 1996.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of July 2, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Funds: approximately 1,305 shares of Growth and Income Fund - Class I, 976 shares of Infrastructure Fund - Class I, 411 shares of Americas Government Securities Fund, 252 shares of Greater European - Class I, 256 shares of Latin America Fund - Class I, or less than 1% of the total outstanding shares of each Fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group respectively, of Charles E. Johnson.ert H. Johnson, Jr. are brothers

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGERS AND SERVICES PROVIDED. The Investment Manager of Growth and Income Fund and Greater European Fund is Global Advisors. The Investment Manager of Infrastructure Fund and Latin America Fund is Investment Counsel. Americas Government Securities Fund's Investment Manager is Investment Counsel, through its Global Bond Managers division. Each Fund's Investment Manager provides investment research and portfolio management services, including the selection of securities for a Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Global Advisors renders its services to the Funds from outside the U.S. Each Investment Manager's activities are subject to the review and supervision of the Board to whom the Investment Manager renders periodic reports of a Fund's investment activities. Each Investment Manager and its officers, directors and employees are covered by fidelity insurance for the protection of each Fund.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. Each Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of each Fund. Similarly, with respect to a Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. An Investment Manager is not obligated to refrain from investing in securities held by a Fund or other funds that it manages. Of course, any transactions for the accounts of an Investment Manager and other access persons will be made in compliance with the Trust's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Under an agreement with Investment Counsel, Advisers is the sub-advisor for Americas Government Securities Fund. Advisers provides Investment Counsel with investment management advice and assistance. Advisers provides Investment Counsel on an ongoing basis with research services, including information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to securities.

MANAGEMENT FEES. Under its investment management agreement, Growth and Income Fund pays Global Advisors a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Infrastructure Fund pays Investment Counsel a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Americas Government Securities Fund pays Investment Counsel a monthly fee equal on an annual basis to 0.60% of its average daily net assets. Greater European Fund pays Global Advisors a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Latin America Fund pays Investment Counsel a monthly fee equal on an annual basis to 1.25% of its average daily net assets. The fees are computed at the close of business on the last business day of each month. Each class of each Fund pays its proportionate share of the management fee. Under the sub-advisory agreement, Investment Counsel pays Advisers a sub-advisory fee, in U.S. dollars, equal to a annual rate of 0.25% of Americas Government Securities Fund's average daily net assets. This fee is not a separate expense of Americas Government Securities Fund but is paid by Investment Counsel from the management fees it receives from the Fund.

For the fiscal years and periods indicated below, before any advance waiver, each Fund paid the following investment management fees:



MANAGEMENT FEES
(EXCLUDING WAIVER)
YEAR ENDED MARCH 31                                           1997               1996                1995

Growth and Income Fund                                      $157,964           $ 64,366            $25,969
Infrastructure Fund                                          202,081            158,648             75,6631
Americas Government
  Securities Fund                                             27,267             19,280              7,0362
Greater European Fund                                         59,263             24,7413              --
Latin America Fund                                           133,551             44,3503              --



1 The agreement to limit the expenses of Infrastructure Fund was terminated on April 15, 1995.
2 For the period June 27, 1994 (commencement of operations) to March 31, 1995. 3 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Under an agreement by each Investment Manager to waive its fees, for the fiscal years and periods incicated below, each Fund (except for Infrastructure Fund) paid the following investment management fees:


MANAGEMENT FEES
(INCLUDING WAIVER)
YEAR ENDED MARCH 31                                           1997               1996                1995

Growth and Income Fund                                      $     0               $0                 $0
Americas Government
  Securities Fund                                                 0                0                  0 (1)
Greater European Fund                                             0                02                 --
Latin America Fund                                           51,427                02                 --


1 For the period June 27, 1994 (commencement of operations) to March 31, 1995. 2 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

For the fiscal years ended March 31, 1997 and 1996, and the period June 27, 1994 to March 31, 1995, Investment Counsel paid Advisers sub-advisory fees of $[], $8,033 and $2,932.

MANAGEMENT AGREEMENTS. The management and sub-advisory agreements are in effect until August 1, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to an agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. A management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, or by the respective Investment Manager on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of Americas Government Securities Fund's outstanding voting securities, or by either Investment Counsel or Advisers on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Trust pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Trust's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the Funds according to their respective average daily net assets.

For the fiscal years and periods indicated below, before any advance waiver, each Fund paid the following administration fees:


ADMINISTRATION FEES
(EXCLUDING WAIVER)
YEAR ENDED MARCH 31                                           1997               1996                1995

Growth and Income Fund                                       $31,593            $12,868           $ 5,188
Infrastructure Fund                                           40,416             31,729            15,126 (1)
Americas Government
  Securities Fund                                              6,819              4,822             1,752 (2)
Greater European Fund                                         11,851              4,9493             --
Latin America Fund                                            16,026              5,322 (3)          --


1 The agreement to limit the expenses of Infrastructure Fund was terminated on April 15, 1995.
2 For the period June 27, 1994 (commencement of operations) to March 31, 1995. 3 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Under an agreement by the administrators to waive their fees, for the fiscal years and periods indicated above, each Fund (except for Infrastructure Fund) paid paid the following administrative fees:


ADMINISTRATION FEES
(INCLUDING WAIVER)
YEAR ENDED MARCH 31                                           1997               1996                1995

Growth and Income Fund                                       $     0              $0                 $0
Americas Government
  Securities Fund                                                  0               0                  0 (1)
Greater European Fund                                          9,376               0 (2)             --
Latin America Fund                                            16,026               0 (2)             --


1 For the period June 27, 1994 (commencement of operations) to March 31, 1995. 2 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the respective Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of each Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, are the Funds' independent auditors. During the fiscal year ended March 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of each Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997, and review of the Trust's filings with the SEC.

HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

The Investment Managers select brokers and dealers to execute a Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, each Investment Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a Fund is negotiated between its Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Each Investment Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Each Investment Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to an Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to an Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services an Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits each Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, each Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to that Fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Fund's Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the fiscal years and periods indicated below, each Fund paid the following brokerage commissions:


BROKERAGE COMMISSIONS
YEAR ENDED MARCH 31                                            1997               1996                1995

Growth and Income Fund                                       $35,486            $26,767            $11,237
Infrastructure Fund                                           71,025             56,451             63,971
Americas Government
  Securities Fund                                              -0-                -0-                -0- (1)
Greater European Fund                                         21,967             17,067 (2)          --
Latin America Fund                                            50,579             20,945 (2)          --

1 For the period June 27, 1994 (commencement of operations) to March 31, 1995. 2 For the period May 8, 1995(commencement of operations) to March 31, 1996.

As of March 31, 1997, each Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Each Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where a Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in each Fund's Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of a Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges for all Funds except Americas Government Securities Fund:


SIZE OF PURCHASE - U.S. DOLLARS                        SALES CHARGE
-------------------------------                        ------------
Under $30,000                                              3.0%
$30,000 but less than $50,000                              2.5%
$50,000 but less than $100,000                             2.0%
$100,000 but less than $200,000                            1.5%
$200,000 but less than $400,000                            1.0%
$400,000 or more                                             0%

In conformity with local business practices in Taiwan, shares of Americas Government Securities Fund may be offered with the following schedule of sales charges:


SIZE OF PURCHASE - U.S. DOLLARS                          SALES CHARGE
Under $30,000                                                3%
$30,000 but less than $100,000                               2%
$100,000 but less than $400,000                              1%
$400,000 or more                                             0%

OTHER PAYMENTS TO SECURITIES DEALERS. For each Fund, except Americas Government Securities, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

For Americas Government Securities Fund, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, or shares of Americas Government Securities Fund, as described in each Fund's Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with a Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of a Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in each Fund's Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in each Fund's Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in each Fund's Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Trust is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by an Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. A Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in a Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. CAPITAL GAIN DISTRIBUTIONS. A Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once following the end of the Fund's fiscal year. Each Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in each Fund's Prospectus, the Funds have elected to be treated as regulated investment companies under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of a Fund's available earnings and profits.

To qualify as a regulated investment company under the Code, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Dividends of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of the length of time you have held the Fund's shares, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to you, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's net investment income or net capital realized gain may be characterized as a return of capital to you or, in some cases, as capital gain. You will be notified annually as to the federal tax status of dividends and distributions you receive and any tax withheld thereon.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below your cost basis, the distribution nevertheless would be taxable to you as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to you.


Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

A Fund may invest in debt securities issued in bearer form. Special rules applicable to bearer debt may in some cases result in (i) treatment of gain realized with respect to such a debt security as ordinary income and (ii) disallowance of deductions for losses realized on dispositions of such debt securities. If these special rules apply, the amount that must be distributed to Fund shareholders may be increased as compared to a fund that did not invest in debt securities issued in bearer form.

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to you as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed if you do not itemize deductions, but in such case you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.

Certain options, futures, and foreign currency forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.


A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to you as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and foreign currency forward contracts.


If a Fund invests in another investment company, it is possible that the Fund would not receive information or distributions from the underlying investment company in a time frame that permits the Fund to meet its tax-related requirements in an optimal manner. However, it is anticipated that the Fund would seek to minimize these risks. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.


Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares, or as a capital gain.

Upon the sale or exchange of your shares, you will realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and generally will be long-term if your holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by you on the sale of a Fund's shares held by you for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains you received with respect to such shares.

In some cases, you will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of your shares. This prohibition generally applies where (i) you incur a sales charge in acquiring the stock of a regulated investment company, (ii) the stock is disposed of before the 91st day after the date on which it was acquired, and
(iii) you subsequently acquire shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (i) you fail to furnish a Fund with your correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (ii) the IRS notifies you or a Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. You are advised to consult your own tax advisers for details with respect to the particular tax consequences of an investment in a Fund.

THE FUNDS' UNDERWRITER

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for all classes of each Fund's shares. Each underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

For the fiscal years and periods indicated below, in connection with the offering of shares, each Fund paid the following aggregate underwriting commissions, and retained the following net underwriting discounts and commissions after allowances to dealers, and received the following compensation in connection with redemptions or repurchases of shares:


YEAR ENDED MARCH 31                                            1997               1996                1995

GROWTH AND INCOME FUND
aggregate underwriting
  commissions paid                                           $225,287            $145,909          $181,252
net underwriting discounts
  and commissions retained                                     39,159              29,841            22,379
compensation received                                           1,489                  49                 0
INFRASTRUCTURE FUND
aggregate underwriting
  commissions paid                                            173,935             211,424           677,878
net underwriting discounts
  and commissions retained                                     27,323              25,501            52,041
compensation received                                             747                 456                 0
AMERICAS GOVERNMENT SECURITIES FUND
aggregate underwriting
  commissions paid                                             62,167              19,359             7,179 (1)
net underwriting discounts
  and commissions retained                                      5,018               2,021               963
compensation received                                               0                   0                 0
GREATER EUROPEAN FUND
aggregate underwriting
  commissions paid                                             96,312             112,442(2)            --
net underwriting discounts
  and commissions retained                                     15,811              (1,130)              --
compensation received                                           6,203                  14               --
LATIN AMERICA FUND
aggregate underwriting
  commissions paid                                            215,273             190,7562              --
net underwriting discounts
  and commissions retained                                     35,174               9,226               --
compensation received                                             852                  20               --


1 For the period June 27, 1994 (commencement of operations) to March 31, 1995. 2 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLANS. Under the Class I plans (which include the plan for all shares issued by Americas Government Securities Fund), each Fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

Under the Class I plans, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.35% of a Fund's average daily net assets attributable to Class I shares) may be reimbursed in subsequent quarters or years.

THE  CLASS II  PLANS.  Under  the  Class  II  plans,  Growth  and  Income  Fund,
Infrastructure Fund, Greater European Fund and Latin America Fund each pay Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by a Fund. Under the Class II plans, an additional 0.25% per year of Class II's average daily net assets, may be paid as a servicing fee.

THE CLASS I AND CLASS II PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of a Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with an Investment Manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended March 31, 1997, the total amounts paid by each Fund pursuant to the Class I and Class II plans, and the purpose for which they were used, are as follows:




GROWTH AND INCOME FUND                                                   CLASS I              CLASS II

Advertising                                                              $22,950               $ 5,340
Printing and mailing of prospectuses
  other than to current shareholders                                      13,302                 3,095
Payments to underwriters                                                     827                 8,210
Payments to broker-dealers                                                22,639                23,062
Other                                                                          0                     0
                                                                         -------               -------
Total Amount Paid                                                        $59,718               $39,707


GLOBAL INFRASTRUCTURE FUND                                               CLASS I              CLASS II
Advertising                                                              $16,369              $ 1,323
Printing and mailing of prospectuses
  other than to current shareholders                                      21,412                1,737
Payments to underwriters                                                   1,756                6,123
Payments to broker-dealers                                                47,227               10,930
Other                                                                          0                    0
                                                                         -------              -------
Total Amount Paid                                                        $86,700              $20,113

AMERICAS GOVERNMENT SECURITIES FUND                                      CLASS I
Advertising                                                              $    95
Printing and mailing of prospectuses
  other than to current shareholders                                      14,442
Payments to underwriters                                                   1,166
Payments to broker-dealers                                                 1,725
Other                                                                          0
                                                                         -------
Total Amount Paid                                                        $17,428

GREATER EUROPEAN FUND                                                    CLASS I              CLASS II
Advertising                                                              $11,639               $ 3,161
Printing and mailing of prospectuses
  other than to current shareholders                                       2,803                   761
Payments to underwriters                                                     324                 2,953
Payments to broker-dealers                                                 6,955                10,021
Other                                                                          0                     0
                                                                         -------               -------
Total Amount Paid                                                        $21,721               $16,896

LATIN AMERICA FUND                                                       CLASS I              CLASS II
Advertising                                                               $13,274              $ 3,345
Printing and mailing of prospectuses
  other than to current shareholders                                        4,486                1,131
Payments to underwriters                                                      779                4,360
Payments to broker-dealers                                                 11,311               12,668
Other                                                                           0                    0
                                                                          -------              -------
Total Amount Paid                                                         $29,850              $21,504



HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-year and from inception periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-year and from inception period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

For the periods indicated below, the average annual total return for each class of each Fund was as follows:


AVERAGE ANNUAL TOTAL RETURN

PERIOD ENDED MARCH 31                                          ONE YEAR                  SINCE INCEPTION

GROWTH AND INCOME FUND
 Class I                                                         9.55%                        9.56% (1)
 Class II                                                       13.25%                       16.06% (2)
INFRASTRUCTURE FUND
 Class I                                                         9.56%                        4.97% (1)
 Class II                                                       13.34%                       11.44% (2)
AMERICAS GOVERNMENT
SECURITIES FUND                                                 11.29%                        8.98% (3)
GREATER EUROPEAN FUND
 Class I                                                        14.74%                        9.69% (4)
 Class II                                                       18.68%                       11.75% (4)
LATIN AMERICA FUND
 Class I                                                        11.54%                        9.43% (4)
 Class II                                                       15.44%                       11.54% (4)


1 For the period March 14, 1994 (commencement of operations) to March 31, 1997. 2 For the period May 1, 1995 (commencement of sales) to March 31, 1997.
3 For the period June 27, 1994 (commencement of operations) to March 31, 1997. 4 For the period May 8, 1995 (commencement of operations) to March 31, 1997.

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P       =a hypothetical initial payment of $1,000
T       =average annual total return
n       =number of years
ERV     =ending redeemable value of a hypothetical $1,000
         payment made at the beginning of the one-year and since inception periods at the end of the one-year and since inception periods

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-year and since inception periods.

For the periods indicated below, the cumulative total return for each class of each Fund was as follows:


CUMULATIVE TOTAL RETURN

PERIOD ENDED MARCH 31                                         ONE YEAR                  SINCE INCEPTION

GROWTH AND INCOME FUND
 Class I                                                         9.55%                    32.07% (1)
 Class II                                                       13.25%                    33.48% (2)
INFRASTRUCTURE FUND
 Class I                                                         9.56%                    15.94% (1)
 Class II                                                       13.34%                    23.31% (2)
AMERICAS GOVERNMENT
SECURITIES FUND                                                 11.29%                    26.72% (3)
GREATER EUROPEAN FUND
 Class I                                                        14.74%                    19.18% (4)
 Class II                                                       18.68%                    23.46% (4)
LATIN AMERICA FUND
 Class I                                                        11.54%                    18.65% (4)
 Class II                                                       15.44%                    23.15% (4)


1 For the period March 14, 1994 (commencement of operations) to March 31, 1997. 2 For the period May 1, 1995 (commencement of sales) to March 31, 1997.
3 For the period June 27, 1994 (commencement of operations) to March 31, 1997. 4 For the period May 8, 1995 (commencement of operations) to March 31, 1997.

YIELD

CURRENT YIELD. Current yield of Americas Government Securities Fund shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the 30-day period ended March 31, 1997, was 5.02%.

This figure was obtained using the following SEC formula:

Yield = 2 [(A-B + 1)6 - 1]
            cd

where:

a = dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period



CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for Americas Government Securities Fund for the 30-day period ended March 31, 1997, was 6.48%.


VOLATILITY

Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Each Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the Investment Managers and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials about each Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


From time to time, each Fund and its Investment Manager may also refer to the following information:


a) An Investment Manager and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital InternationalAE or a similar financial organization.

c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital InternationalAE or a similar financial organization.

d) The geographic and industry distribution of a Fund's portfolio and its top ten holdings.

e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

f) To assist investors in understanding the different returns and risk characteristics of various investments, each Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

i) Allegorical stories illustrating the importance of persistent long-term investing.

j) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

l) The number of shareholders in a Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:


         (infinity)   "Never follow the crowd. Superior performance is possible
                      only if you invest differently from the crowd."

         (infinity)        "Diversify by company, by industry and by country."

         (infinity)        "Always maintain a long-term perspective."

         (infinity)        "Invest for maximum total real return."

         (infinity)        "Invest - don't trade or speculate."

(infinity) "Remain flexible and open-minded about types of investment."

         (infinity)        "Buy low."

(infinity) "When buying stocks, search for bargains among quality stocks."

         (infinity)     "Buy value, not market trends or the economic outlook."

(infinity) "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         (infinity)        "Do your homework or hire wise experts to help you."

         (infinity)        "Aggressively monitor your investments."

         (infinity)        "Don't panic."

         (infinity)        "Learn from your mistakes."

         (infinity)        "Outperforming the market is a difficult task."

(infinity) "An investor who has all the answers doesn't even understand all the questions."

         (infinity)        "There's no free lunch."

(infinity) "And now the last principle: Do not be fearful or negative too often."


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in each Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

A Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

The Trust is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. A Fund may identify itself by its NASDAQ symbol or CUSIP number.


The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of July 2, 1997, the principal shareholders of each Fund, beneficial or of record, were as follows:


NAME AND ADDRESS                                         SHARE AMOUNT                 PERCENTAGE

GROWTH AND INCOME FUND -CLASS I
Trukan & Co.                                                182,140                       8%
250 N. Water Street
Suite 315
P.O. Box 3699
Wichita, KS 67201-3699

GROWTH AND INCOME FUND -
CLASS II
Merrill Lynch, Pierce, Fenner & Smith, Inc.                 33,601                        5%
4800 Deer Lake Drive East 3rd Floor
Jacksonville, FL 32246

AMERICAS GOVERNMENT SECURITIES FUND
CLASS I
Templeton Global Investors, Inc.                            327,506                      58%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404

Donaldson Lufkin Jenrette Securities                        50,437                        8%
Corporation, Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

GREATER EUROPEAN FUND -
CLASS I
Templeton Global Investors, Inc.                            52,720                        6%
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091

PaineWebber - For the Benefit of American                   52,400                        6%
Guaranty & Trust Co.
Trustee for Sara Brianne Kiner Trust
P.O. Box 15627
Wilmington, DE 19850-5627

GREATER EUROPEAN FUND - CLASS II
Templeton Global Investors, Inc.                            52,261                       21%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404

Donaldson Lufkin Jenrette Securities                        18,091                        7%
Corporation, Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

GREATER EUROPEAN FUND - ADVISOR CLASS
Franklin Resources, Inc.                                     1,778                       53%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404

Dorothy R. Silva, Jeffrey R. Silva &                          956                        28%
Christopher W. Silva
1977 Grosse Avenue
Santa Rosa, CA 95404

Howard M. McEldowney                                         1,926                       17%
951 Mariners Island Blvd.
Suite 665
San Mateo, CA 94404-1561

Franklin Templeton Trust Company - Custodian                 1,158                       10%
for the IRA of Joseph E. Sedlick
13347 88th Place No.
Seminole, FL 33776-2410

Mary E. Little                                                170                         5%
8094 Shadowood Court
Granite Bay, CA 95746

LATIN AMERICA FUND -
CLASS II
Templeton Global Investors, Inc.                            50,659                       13%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
LATIN AMERICA FUND -
ADVISOR CLASS
Daniel P. Sinton                                             2,063                       18%
62 Vicksburg Street
San Francisco, CA 94114

Franklin Resources, Inc.                                     1,815                       16%1
850 Gateway Drive
6th Floor
San Mateo, CA 94404


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of each Fund of the Trust, for the fiscal year ended March 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the sub-advisor of Americas Government Securities Fund

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - Growth and Income Fund and Infrastructure Fund offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in each Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Americas Government Securities Fund offers a single class of shares and because its sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of Americas Government Securities are considered Class I shares for redemption, exchange and other purposes. Greater European and Latin America Fund offer three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in each Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Funds' principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of FundsAE and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of FundsAE and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Funds' administrator

GLOBAL ADVISORS - Templeton Global Advisors Limited, the investment manager of Growth and Income Fund and Greater European Fund

INVESTMENT COUNSEL - Templeton Investment Counsel,  Inc., the investment manager
of  Infrastructure   Fund  and  Latin  America  Fund;  and  Americas  Government
Securities Fund, through its Global Bond Managers division

INVESTMENT MANAGER(S) - The Investment Manager of Growth and Income Fund and Greater European Fund is Global Advisors; the Investment Manager of Infrastructure Fund and Latin America Fund is Investment Counsel; and in the case of Americas Government Securities Fund, the Investment Manager is Investment Counsel, through its Global Bond Managers division (collectively "Investment Managers")

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I (except Americas Government Securities Fund is 4.25%) an 1% for Class II.

PROSPECTUS - The prospectus dated August 1, 1997, as may be amended from time to time, for Growth and Income Fund, Infrastructure Fund, Americas Government Securities Fund, and the Class I and Class II shares of Greater European Fund and Latin America Fund

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with each Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to a Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

TLGIT SAI 08/97


--------

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

                                 ADVISOR CLASS
                      STATEMENT OF ADDITIONAL INFORMATION

TEMPLETON GLOBAL INVESTMENT TRUST - ADVISOR CLASS
TEMPLETON REGION FUNDS
GREATER EUROPEAN FUND
LATIN AMERICA FUND
STATEMENT OF ADDITIONAL INFORMATION
AUGUST 1, 1997

700 CENTRAL AVENUE, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN
TABLE OF CONTENTS

How Do the Funds Invest Their Assets?........................
What are the Funds'Potential Risks?..........................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management and Other Services.....................
How Do the Funds Buy Securities for Their Portfolios?........
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on Distributions and Taxes............
The Funds' Underwriter.......................................
How Do the Funds Measure Performance?........................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix.....................................................
 Description of Ratings......................................


-------------------------------------------------------------------------------
       When reading this SAI you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-------------------------------------------------------------------------------


Templeton Greater European Fund ("Greater European Fund"); and Templeton Latin America Fund ("Latin America Fund") are diversified series of Templeton Global Investment Trust (the "Trust"), an open-end management investment company. Greater European Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Greater European Companies as defined in the Prospectus. Latin America Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities and debt securities of issuers in various Latin American countries.

This SAI describes the Advisor Class shares of Greater European Fund and Latin America Fund. The Greater European collectively, be referred to as the "Fund" or "Funds," or individually by their respective names. The Funds' Prospectus, dated August 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in each Fund. For a free copy, call 1-800/DIAL BEN or write the Funds at the address shown.

HIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE FUNDS' PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:





     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


HOW DO THE FUNDS INVEST THEIR ASSETS?

The following provides more detailed information about some of the securities the Funds may buy and their investment policies. You should read it together with the section in the Funds' Prospectus entitled "How Do the Funds Invest Their Assets?"


REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager of each Fund will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


DEBT SECURITIES. The Funds may invest in debt securities that are rated in any rating category by Moody's or S&P or that are unrated by any rating agency. As an operating policy, which may be changed by the Board without shareholder approval, neither Greater European Fund nor Latin America Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's Net Asset Value.


Bonds which are rated Baa by Moody's are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

A Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a Fund must distribute all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. A Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which each Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which each Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although each Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent that such Fund's assets may be used for borrowing activities.


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A Fund's investment in these structured investments may be limited by its investment restrictions. See "Investment Restrictions" below. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.


CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

FUTURES CONTRACTS. Each Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements. Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

OPTIONS ON SECURITIES, INDICES AND FUTURES. Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


Each Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


A Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.


Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, each Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a Fund's security holdings being hedged.


A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.


A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.


The successful use of foreign currency futures will usually depend on the ability of the Investment Managers to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE FUNDS' POTENTIAL RISKS?




Both Funds have the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.


To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Greater European Fund may invest a portion of its assets in Russian securities. There can be no assurance that appropriate sub-custody arrangements will be available to the Fund if and when the Fund seeks to invest a portion of its assets in Russian securities. As a non-fundamental policy, the Fund will not invest more than 5% of its total assets in Russian securities.


Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.


There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian issues deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U. S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and the Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the Funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of an Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


Additional risks may be involved with the Funds' special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "How Do the Funds Invest Their Assets? - Types of Securities In Which the Funds May Invest" in the Funds' Prospectus.

INVESTMENT RESTRICTIONS





The Funds have adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.


Each Fund MAY NOT:


1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Funds' Prospectus).


2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of a Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each Fund may make margin payments in connection with futures, options and currency transactions.


4. Loan  money,  except  that a Fund may (a)  purchase  a portion of an issue of
publicly   distributed   bonds,   debentures,   notes  and  other  evidences  of
indebtedness, (b) enter into repurchase agreements and (C) lend its portfolio securities.

5. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest more than 25% of its total assets in a single industry.


8. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Do the Funds Buy Securities for Their Portfolios?" as to transactions in the same securities for a Fund, other clients and/or mutual funds within the Franklin Templeton Group of Funds.)


If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.


ADDITIONAL RESTRICTIONS. Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.


Under these restrictions, a Fund MAY NOT:


1. Purchase or retain securities of any company in which trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.


2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4. Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest for the purpose of exercising control over management of any company.

7. Purchase more than 10% of a company's outstanding voting securities.

8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although a Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


A Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Funds under the 1940 Act are indicated by an asterisk ("*").


                                   POSITIONS AND OFFICES       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
NAME, AGE AND ADDRESS              WITH THE TRUST

HARRIS J. ASHTON                   Trustee                     Chairman of the board, president and chief executive officer
Age 65                                                         of General Host Corporation (nursery and craft centers);
Metro Center                                                   director of RBC Holdings Inc. (a bank holding company) and
1 Station Place                                                Bar-S Foods (a meat packing company); and director or trustee
Stamford, Connecticut                                          of 53 of the investment companies in the Franklin Templeton
                                                               Group of Funds.






NICHOLAS F. BRADY                  Trustee                     Chairman of Templeton Emerging Markets Investment Trust PLC;
Age 67                                                         chairman of Templeton Latin America Investment Trust PLC;
The Bullitt House                                              chairman of Darby Overseas Investments, Ltd. (an investment
102 East Dover Street                                          firm) (1994-present); chairman and director of Templeton
Easton, Maryland                                               Central and Eastern European Investment Company; director of the Amerada Hess Corporation, Christiana Companies, and the
                                                               H.J. Heinz Company; formerly, Secretary of the United States
                                                               Department of the Treasury (1988-1993) and chairman of the board of Dillon, Read & Co. Inc. (investment banking) prior to 1988; and director or trustee of 23 of the investment
                                                               companies in the Franklin Templeton Group of Funds.

MARTIN L. FLANAGAN*                Trustee and Vice President  Senior vice president, treasurer and chief financial officer
Age 37                                                         of Franklin Resources, Inc.; director and executive vice
777 Mariners Island Blvd.                                      president of Templeton Worldwide, Inc.; director, executive
San Mateo, California                                          vice president and chief operating officer of Templeton
                                                               Investment Counsel, Inc.; senior vice president and
                                                               treasurer of Franklin Advisers,Inc.; treasurer of
                                                               Franklin Advisory Services, Inc.; treasurer and chief financial officer of Franklin Investment Advisory Services, Inc.;
                                                               president of Franklin Templeton Services, Inc.; senior vice president of Franklin/Templeton Investor Services, Inc.;
                                                               and officer and/or director or trustee, as the  case may be, of 58 of the investment companies in the
                                                               Franklin Templeton Group of Funds.

S. JOSEPH  FORTUNATO               Trustee                     Member of the law firm of Pitney,  Hardin,  Kipp &
Age 65                                                         Szuch; director of General Host Corporation (nursery
200 Campus Drive                                               and craft centers);  and director or trustee of 55 of
Florham Park, New Jersey                                       the investment companies in the Franklin Templeton Group
                                                               of Funds.


JOHN Wm. GALBRAITH                 Trustee                     President of Galbraith Properties, Inc. (personal investment
Age 75                                                         company); director of Gulf West Banks, Inc. (bank holding
360 Central Avenue                                             company) (1995-present); formerly, director of Mercantile
Suite 1300                                                     Bank (1991-1995), vice chairman of Templeton, Galbraith &
St. Petersburg, Florida                                        Hansberger Ltd. (1986-1992), and chairman of Templeton Funds
                                                               Management, Inc. (1974-1991); and director or trustee of 22 of the investment companies in the Franklin Templeton Group of Funds.

ANDREW H. HINES, JR.               Trustee                     Consultant for the Triangle Consulting Group;
Age 74                                                         executive-in-residence of Eckerd College (1991-present);
150 Second Avenue N.                                           formerly, chairman of the board and chief executive officer
St. Petersburg, Florida                                        of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries; and director or trustee of 24 of the investment companies  in the Franklin
                                                               Templeton Group of Funds.

CHARLES B. JOHNSON*                Chairman of the Board and   President, chief executive officer and director of Franklin
Age 64                             Vice President              Resources, Inc.; chairman of the board and director of
777 Mariners Island Blvd.                                      Franklin Advisers, Inc., Franklin Investment Advisory
San Mateo, California                                          Services, Inc., Franklin Advisory Services, Inc. and Franklin
                                                               Templeton Distributors, Inc.; director of Franklin/Templeton
                                                               Investor Services, Inc., Franklin Templeton Services, Inc.
                                                               and General Host Corporation (nursery and craft centers);
                                                               and officer and/or director or  trustee, as the  case may be,
                                                               of most of the other subsidiaries of Franklin Resources,   Inc.
                                                               and 54 of the investment companies  in the Franklin
                                                               Templeton Group of Funds.






BETTY P. KRAHMER                   Trustee                     Director or trustee of various civic associations; formerly,
Age 68                                                         economic analyst, U.S. government; and director or trustee of
2201 Kentmere Parkway                                          23 of the investment companies in the Franklin Templeton
Wilmington, Delaware                                           Group of Funds.


GORDON S. MACKLIN                  Trustee                     Chairman of White River Corporation (financial services);
Age 69                                                         director of Fund American Enterprises Holdings, Inc., MCI
8212 Burning Tree Road                                         Communications Corporation, CCC Information Services Group,
Bethesda, Maryland                                             Inc., (information services), MedImmune, Inc.
                                                               (biotechnology),  Shoppers Express, Inc.(home shopping) and
                                                               Spacehab, Inc., (aerospace technology); formerly, chairman of
                                                               Hambrecht and Quist Group, director of H&Q Healthcare
                                                               Investors, and president of the National Association of
                                                               Securities Dealers, Inc.; and director or trustee  of 50 of
                                                               the investment companies  in the Franklin Templeton   Group
                                                               of Funds.

FRED R. MILLSAPS                   Trustee                     Manager of personal investments (1978-present); director of
Age 68                                                         various business and nonprofit organizations; formerly,
2665 N.E. 37th Drive                                           chairman and chief executive officer of Landmark Banking
Fort Lauderdale, Florida                                       Corporation (1969-1978), financial vice president of Florida
                                                               Power  and  Light (1965-1969), and vice president of The Federal
                                                               Reserve  Bank of Atlanta (1958-1965); and director or
                                                               trustee, as the case  may be, of 24 of the investment
                                                               companies  in the Franklin Templeton Group of Funds.

EDITH E. HOLIDAY                   Trustee                     Director (1993-present) of Amerada Hess Corporation and
Age 45                                                         Hercules Incorporated; director of Beverly Enterprises, Inc.
3239 38th Street, N.W.                                         (1995-present) and H.J. Heinz Company (1994-present);
Washington, DC  20016                                          chairman (1995-present) and trustee (1993-present) of
                                                               National Child  Research  Center; formerly, assistant to the
                                                               President of the United States and Secretary of the
                                                               Cabinet (1990-1993), general counsel to the United States Treasury
                                                               Department (1989-1990),  and counselor  to the Secretary  and
                                                               Assistant Secretary for Public Affairs and Public Liaison--United
                                                               States Treasury Department (1988-1989); and director or
                                                               trustee  of 15 of the investment companies  in the
                                                               Franklin Templeton   Group of Funds.

MARK G. HOLOWESKO                  President                   President and director of Templeton Global Advisors Limited;
Age 37                    Vice President                       chief investment officer of global equity research for
Lyford Cay                                                     Templeton Worldwide, Inc.; formerly, investment administrator
Nassau, Bahamas                                                with Roy West Trust Corporation (Bahamas) Limited
                                                               (1984-1985); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.

RUPERT H. JOHNSON, JR. Age 56      Vice President              Executive vice president and director of Franklin Resources,
777 Mariners Island Blvd.                                      Inc. and Franklin Templeton Distributors, Inc.; president and
San Mateo, California                                          director of Franklin Advisers, Inc.; senior vice president and director of Franklin Advisory Services, Inc.; director of
                                                               Franklin/Templeton Investor Services, Inc.; and  officer
                                                               and/or director or trustee, as the  case may be, of most other subsidiaries of Franklin Resources, Inc. and 58 of the
                                                               investment companies  in the Franklin Templeton Group
                                                               of Funds.

HARMON E. BURNS                    Vice President              Executive vice president, secretary and director of Franklin
Age 52                                                         Resources, Inc.; executive vice president and director of
777 Mariners Island Blvd.                                      Franklin Templeton Distributors, Inc. and Franklin Templeton
San Mateo, California                                          Services, Inc.; executive vice president of Franklin
                                                               Advisers, Inc.; director of Franklin/Templeton
                                                               Investor Services, Inc.; officer and/or director or
                                                               trustee, as the case  may be, of most of the other
                                                               subsidiaries of Franklin Resources, Inc. and 58 of the
                                                               investment companies  in the Franklin Templeton Group
                                                               of Funds.

CHARLES E. JOHNSON                 Vice President              Senior vice president and director of Franklin Resources,
Age 41                                                         Inc.; senior vice president of Franklin Templeton
500 East Broward Blvd.                                         Distributors, Inc.; president and director of Templeton
Fort Lauderdale, Florida                                       Worldwide, Inc.; president, chief executive officer, chief investment officer, and director of Franklin Institutional
                                                               Services Corporation; chairman and director of Templeton
                                                               Investment Counsel, Inc.; vice president of Franklin
                                                               Advisers, Inc.; officer and/or director, of some
                                                               of the other subsidiaries of Franklin Resources, Inc.;
                                                               and officer and/or director or trustee, as the  case may be, of 37 of the investment companies in the Franklin
                                                               Templeton Group of Funds.

DEBORAH R. GATZEK                  Vice President              Senior vice president and general counsel of Franklin
Age 48                                                         Resources, Inc.; senior vice president of Franklin Templeton
777 Mariners Island Blvd.                                      Services, Inc. and Franklin Templeton Distributors, Inc.;
San Mateo, California                                          vice president of Franklin Advisers, Inc. and Franklin
                                                               Advisory
                                                               Services,   Inc.;
                                                               vice   president,
                                                               chief       legal
                                                               officer and chief
                                                               operating officer
                                                               of       Franklin
                                                               Investment
                                                               Advisory
                                                               Services,   Inc.;
                                                               and officer of 58
                                                               of the investment
                                                               companies  in the
                                                               Franklin
                                                               Templeton   Group
                                                               of Funds.

SAMUEL J. FORESTER, JR. Age 49     Vice President              Vice president of 10 of the investment companies in the
500 East Broward Blvd.                                         Franklin Templeton Group of Funds; formerly, president of the
Fort Lauderale                                                 Templeton Global Bond Managers Division of Templeton
                                                               Investment
                                                               Counsel,    Inc.;
                                                               founder       and
                                                               partner        of
                                                               Forester,
                                                               Hairston
                                                               Investment
                                                               Management
                                                               (1989-1990),
                                                               managing director
                                                               (Mid-East Region)
                                                               of Merrill Lynch,
                                                               Pierce,  Fenner &
                                                               Smith        Inc.
                                                               (1987-1988)   and
                                                               advisor for Saudi
                                                               Arabian  Monetary
                                                               Agency
                                                               (1982-1987).







JOHN R. KAY                        Vice President              Vice president and treasurer of Templeton Worldwide, Inc.;
Age 57                                                         assistant vice president of Franklin Templeton Distributors,
500 East Broward Blvd.                                         Inc.; formerly, vice president and controller of the Keystone
Fort Lauderdale, Florida                                       Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton Group of Funds.







GARY R. CLEMONS                    Vice President              Research analyst for Templeton Investment Counsel, Inc.
Age 40                                                         (1993-present); formerly, research analyst for Templeton
500 East Broward Blvd.                                         Quantitative Advisors, Inc.
Fort Lauderdale, Florida


DOUGLAS  R. LEMPEREUR Age 48       Vice President              Senior vice president of the Templeton  Global Bond Managers
500 East Broward Blvd.                                         Division of Templeton Investment  Counsel, Inc.; formerly,
Fort Lauderdale, Florida                                       securities analyst for Colonial Management Associates
                                                               (1985-1988), Standish,  Ayer & Wood (1977-1985),
                                                               and The First National Bank of Chicago (1974-1977);  and
                                                               officer of 3 of the investment companies in the
                                                               Franklin Templeton Group of Funds.




NEIL S. DEVLIN                     Vice President              Senior vice president, Portfolio Management/Research, of the
Age 40                                                         Templeton Global Bond Managers division of Templeton
500 East Broward Blvd.                                         Investment Counsel, Inc.; formerly, portfolio manager and
Fort Lauderdale, Florida                                       bond analyst for Constitutional Capital Management
                                                               (1985-1987),  and a bond trader and research  analyst
                                                               for  Bank  of New England (1982-1985);  and
                                                               officer  of  4 of the investment companies  in the
                                                               Franklin Templeton Group of Funds.







JAMES R. BAIO                      Treasurer                   Certified public accountant; treasurer of Franklin Mutual
Age 43                                                         Advisers, Inc.; senior vice president of Templeton Worldwide,
500 East Broward Blvd.                                         Inc., Templeton Global Investors, Inc. and Templeton Funds
Fort Lauderdale, Florida                                       Trust Company; formerly, senior tax manager with Ernst &
                                                               Young  (certified public accountants)
                                                               (1977-1989);  and treasurer of 24 of the investment
                                                               companies in the Franklin Templeton Group
                                                               of Funds.

ELIZABETH M. KNOBLOCK              Vice President -            General counsel, secretary and a senior vice president of
Age 42                             Compliance                  Templeton Investment Counsel, Inc.; senior vice president of
500 East Broward Blvd.                                         Templeton Global Investors, Inc.; formerly, vice president
Fort Lauderdale, Florida                                       and associate general counsel of Kidder Peabody & Co. Inc.
                                                               (1989-1990), assistant general counsel of Gruntal & Co., Inc.
                                                               (1988), vice president and associate general counsel of
                                                               Shearson Lehman Hutton Inc. (1988), vice president and
                                                               assistant general counsel of E.F. Hutton & Co. Inc.
                                                               (1986-1988), and special counsel of the Division of
                                                               Investment Management of the Securities and Exchange
                                                               Commission (1984-1986); and officer of 23 of the investment companies in the Franklin Templeton Group of Funds.

BARBARA J. GREEN                   Secretary                   Senior vice president of Templeton Worldwide, Inc. and an
Age 49                                                         officer of other subsidiaries of Templeton Worldwide, Inc.;
500 East Broward Blvd.                                         senior vice president of Templeton Global Investors, Inc.;
Fort Lauderdale, Florida                                       formerly, deputy director of the Division of Investment
                                                               Management, executive assistant and senior advisor to
                                                               the chairman, counsellor to the chairman, special
                                                               counsel  and attorney  fellow, U.S. Securities and Exchange
                                                               Commission (1986-1995), attorney, Rogers & Wells, and
                                                               judicial clerk, U.S. District Court (District of
                                                               Massachusetts); and secretary of 23 of the investment
                                                               companies in the Franklin Templeton Groupof Funds.



* Nicholas F. Brady, Martin L. Flanagan, Charles E. Johnson and Charles B. Johnson are "interested persons" of the Trust under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles
B. Johnson is an interested person due to his ownership interest in Resources. Martin L. Flanagan and Charles E. Johnson are interested persons due to their employment affiliations with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Trust are not interested persons (the "independent members of the Board").

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $1,000, a fee of $100 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Trust and by other funds in the Franklin Templeton Group of Funds.


                                                                                        NUMBER OF BOARDS IN THE
                                                             TOTAL FEES RECEIVED FROM   FRANKLIN TEMPLETON GROUP
                                                             THE FRANKLIN TEMPLETON     OF FUNDS ON WHICH EACH
                                                             GROUP OF FUNDS2            SERVES3
                                 TOTAL FEES RECEIVED FROM
                                 THE TRUST1
NAME

Harris J. Ashton                       $1,500                     $343,592                      55
Andrew H. Hines, Jr.                    1,500                        119,275                    23
Edith Holiday                           1,500                        360,412                    57
Betty P. Krahmer                        1,503                        102,475                    22
Fred R. Millsaps                        1,603                        130,525                    24
S. Joseph Fortunato                       700                         15,450                    15
Gordon S. Macklin                       1,500                        119,275                    23
John Wm. Galbraith                      1,500                        335,542                    52
Nicholas F. Brady                       1,603                        130,525                    24


1 For the fiscal  year  ended  March 31,  1997.
2 For the  calendar  year ended December 31,  1996.
3 We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of July 2, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 252 shares of Greater European Fund - Class I and 256 shares of Latin America Fund - Class I or less than 1% of the total outstanding shares of each Fund's Class I shares. Many of the Board

Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGERS AND SERVICES PROVIDED. The Investment Manager of Greater European Fund is Templeton Global Advisors. The Investment Manager of Latin America Fund is Templeton Investment Counsel. The Funds' Investment Managers each provide investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. Templeton Global Advisors renders its services to Greater European Fund from outside the U.S. Each Investment Manager's activities are subject to the review and supervision of the Board to whom the Investment Manager renders periodic reports of the Fund's investment activities. Each Investment Manager and its officers, directors and employees are covered by fidelity insurance for the protection of the respective Fund.

The Investment Managers and their affiliates act as investment manager to numerous other investment companies and accounts. Each Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of each Fund. Similarly, with respect to a Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. An Investment Manager is not obligated to refrain from investing in securities held by a Fund or other funds that it manages. Of course, any transactions for the accounts of an Investment Manager and other access persons will be made in compliance with each Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, Greater European Fund pays Global Advisors a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Latin America Fund pays Investment Counsel a monthly fee equal on an annual basis to 1.25% of its average daily net assets. The fees are computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years and periods indicated below, before any advance waiver, each Fund paid the following investment management fees:

MANAGEMENT FEES
(EXCLUDING WAIVER)
YEAR ENDED MARCH 31               1997                1996(1)

Greater European Fund            59,263                24,741
Latin America Fund              133,551                44,350


1 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Under an agreement by each Investment Manager to waive its fees, for the fiscal years and periods indicated below, each Fund paid the following investment management fees:

MANAGEMENT FEES
(INCLUDING WAIVER)
YEAR ENDED MARCH 31               1997                199(1)

Greater European Fund          $     0              $0
Latin America Fund              51,427               0

1 For the period May 8, 1995 (commencement of operations) to March 31, 1996.


MANAGEMENT AGREEMENTS. The management agreements are in effect until August 1, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each investment management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, or by the respective Investment Manager on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Trust pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Trust's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the Funds according to their respective average daily net assets.

For the fiscal years and periods indicated below, before any advance waiver, each Fund paid the following administration fees:

ADMINISTRATION FEES
(EXCLUDING WAIVER)
YEAR ENDED MARCH 31                   1997               1996(1)

Greater European Fund               $11,851             $4,949
Latin America Fund                   16,026              5,322

1 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Under an agreement by FT Services to limit or waive its fees, for the fiscal years and periods indicated below, each Fund paid the following administration fees:

ADMINISTRATION FEES
(INCLUDING WAIVER)
YEAR ENDED MARCH 31                 1997               1996(1)

Greater European Fund               $ 9,376              $0
Latin America Fund                   16,026               0

 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the respective Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.


CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of each Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, are the Funds' independent auditors. During the fiscal year ended March 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of each Fund included in each Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997, and review of the Trust's filings with the SEC.


HOW DO THE FUNDS BUY SECURITIES FOR THEIR PORTFOLIOS?

Each Investment Manager selects brokers and dealers to execute a Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, each Investment Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a Fund is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Each Investment Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Each Fund's Investment Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or an Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to an Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to an Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to an Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services an Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits each Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, each Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to that Fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by an Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.


During the fiscal years and periods indicated below, each Fund paid the following brokerage commissions:

BROKERAGE COMMISSIONS
YEAR ENDED MARCH 31               1997                1996(1)

Greater European Fund             $21,967             $17,067
Latin America Fund                 50,579              20,945

1 For the period May 8, 1995 (commencement of operations) to March 31, 1996.

As of March 31, 1997, each Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?


ADDITIONAL INFORMATION ON BUYING SHARES


Each Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where a Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as Securities Dealers.


When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives;
and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Funds' Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Funds' Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if a Fund receives notification of the shareholder's death or incapacity.


THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.


REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In these circumstances, the securities distributed would be valued at the price used to compute a Fund's net assets and you may incur brokerage fees in converting the securities to cash. Each Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

 Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

 transaction request.ervicing agents may be authorized to accept your


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class of each Fund's shares as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Trust is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by an Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value is not calculated. Thus, the calculation of the Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


You may receive two types of distributions from a Fund:

1. INCOME DIVIDENDS. A Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in a Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.



2. CAPITAL GAIN DISTRIBUTIONS. A Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once following the end of a Fund's fiscal year. Each Fund may adjust the timing of these distributions for operational or other reasons.


TAXES


As stated in the Funds' Prospectus, the Funds have elected to be treated as regulated investment companies under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of a Fund's available earnings and profits.

Each Fund intends to qualify as a regulated investment company under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (C) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Dividends of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of the length of time you have held the Fund's shares, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to you, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's net investment income or net capital realized gain may be characterized as a return of capital to you or, in some cases, as capital gain. You will be notified annually as to the federal tax status of dividends and distributions you receive and any tax withheld thereon.


Distributions by a Fund reduce the Net Asset Value of the Fund shares. Should a distribution reduce the Net Asset Value below your cost basis, the distribution nevertheless would be taxable to you as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to you.


Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

A Fund may invest in debt securities issued in bearer form. Special rules applicable to bearer debt may in some cases result in (i) treatment of gain realized with respect to such a debt security as ordinary income and (ii) disallowance of deductions for losses realized on dispositions of such debt securities. If these special rules apply, the amount that must be distributed to Fund shareholders may be increased as compared to a fund that did not invest in debt securities issued in bearer form.

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to you as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed if you do not itemize deductions, but in such case you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.


Certain options, futures, and foreign currency forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.


Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to you as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and foreign currency forward contracts.

If a Fund invests in another investment company, it is possible that the Fund would not receive information or distributions from the underlying investment company in a time frame that permits the Fund to meet its tax-related requirements in an optimal manner. However, it is anticipated that the Fund would seek to minimize these risks. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares, or as a capital gain.

Upon the sale or exchange of your shares, you will realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and generally will be long-term if your holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by you on the sale of a Fund's shares held by you for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains you received with respect to such shares.

In some cases, you will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of your shares. This prohibition generally applies where (i) you incur a sales charge in acquiring the stock of a regulated investment company, (ii) the stock is disposed of before the 91st day after the date on which it was acquired, and
(iii) you subsequently acquire shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (i) you fail to furnish a Fund with your correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (ii) the IRS notifies you or a Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. You are advised to consult your own tax advisers for details with respect to the particular tax consequences of an investment in a Fund.



THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of each Fund's shares. Each underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


Distributors does not receive compensation from a Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?


Performance quotations are subject to SEC rules. These rules require the use of standardized performance non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by a Fund is based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by a Fund to compute or express performance for Advisor Class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one year and from inception periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of a one year
 If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

For the periods indicated below, the average annual total return for Advisor Class of each Fund was as follows:

AVERAGE ANNUAL TOTAL RETURN
YEAR ENDED MARCH 31               1997(1)        1997              1996(2)

Greater European Fund             6.92%         20.41%                13.21%
Latin America Fund               13.09%         14.88%                13.13%


1For the period January 2, 1997 (commencement of sales of Advisor Class shares) to March 31, 1996. 2For the period May 8, 1995 (commencement of Fund operations) to March 31, 1996.


These figures were calculated according to the SEC formula:


n  = ERV

where:

P       =a hypothetical initial payment of $1,000
T       =average annual total return
n       =number of years
ERV     =ending redeemable value of a hypothetical $1,000  payment made at the beginning of the one year and
                  since inception periods at the end of the one year and since inception periods.

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for Advisor Class for a specified period rather than on the average return over one year and from inception periods.

For the periods indicated below, the cumulative total return for Advisor Class of each Fund was as follows:


CUMULATIVE TOTAL RETURN
YEAR ENDED MARCH 31                 1997(1)           1997            1996(2)

Greater European Fund               6.92%           20.41%           26.55%
Latin America Fund                 13.09%           14.88%           26.38%

1For the period January 2, 1997 (commencement of sales of Advisor Class shares) to March 31, 1996. 2For the period May 8, 1995 (commencement of Fund operations) to March 31, 1996.


VOLATILITY

 Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

A Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials about a Fund may discuss certain measures of performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples: (i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


From time to time, each Fund and its Investment Manager may also refer to the following information:


a)       Each   Investment   Manager  and  its   affiliates'   market  share  of
         international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital InternationalAE or a similar financial organization.

c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital InternationalAE or a similar financial organization.

d) The geographic and industry distribution of each Fund's portfolio and its top ten holdings.

e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


f) To assist investors in understanding the differenct return characteristics of various investments, each Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).


g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

i) Allegorical stories illustrating the importance of persistent long-term investing.

j) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.


k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.


l) The number of shareholders in each Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         (infinity)   "Never follow the crowd. Superior performance is
                       possible only if you invest differently from the crowd."

         (infinity)   "Diversify by company, by industry and by country."

         (infinity)    "Always maintain a long-term perspective."

         (infinity)    "Invest for maximum total real return."

         (infinity)    "Invest - don't trade or speculate."

         (infinity)    "Remain flexible and open-minded about types of
                        investment."

         (infinity)    "Buy low."

         (infinity)   "When buying stocks, search for bargains among quality
                      stocks."

         (infinity)   "Buy value, not market trends or the economic outlook."

         (infinity)   "Diversify. In stocks and bonds, as in much else, there
                      is safety in numbers."

         (infinity)  "Do your homework or hire wise experts to help you."

         (infinity)  "Aggressively monitor your investments."

         (infinity)  "Don't panic."

         (infinity)  "Learn from your mistakes."

         (infinity)  "Outperforming the market is a difficult task."

         (infinity)  "An investor who has all the answers doesn't even understand all the questions."

         (infinity)  "There's no free lunch."

         (infinity)  "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION


A Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


The Trust is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

July 2, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:



NAME AND ADDRESS                                         SHARE AMOUNT                 PERCENTAGE

GREATER EUROPEAN FUND -
CLASS I
Templeton Global Investors, Inc.                            52,720                        6%
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091
PaineWebber - For the Benefit of American                   52,400                        6%
Guaranty & Trust Co.
Trustee for Sara Brianne Kiner Trust
P.O. Box 15627
Wilmington, DE 19850-5627
GREATER EUROPEAN FUND - CLASS II
Templeton Global Investors, Inc.                            52,261                       21%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
Donaldson Lufkin Jenrette Securities                        18,091                        7%
Corporation, Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998
GREATER EUROPEAN FUND - ADVISOR CLASS
Franklin Resources, Inc.                                     1,778                       53%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
Dorothy R. Silva, Jeffrey R. Silva &                          956                        28%
Christopher W. Silva
1977 Grosse Avenue
Santa Rosa, CA 95404
Howard M. McEldowney                                         1,926                       17%
951 Mariners Island Blvd.
Suite 665
San Mateo, CA 94404-1561
Franklin Templeton Trust Company - Custodian                 1,158                       10%
for the IRA of Joseph E. Sedlick
13347 88th Place No.
Seminole, FL 33776-2410
Mary E. Little                                                170                         5%
8094 Shadowood Court
Granite Bay, CA 95746

LATIN AMERICA FUND -
CLASS II
Templeton Global Investors, Inc.                            50,659                       13%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
LATIN AMERICA FUND -
ADVISOR CLASS
Daniel P. Sinton                                             2,063                       18%
62 Vicksburg Street
San Francisco, CA 94114
Franklin Resources, Inc.                                     1,815                       16%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for outstanding. f their clients or in centralized securities depositories may exceed 5% of the total shares

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in

 reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of each Fund, for the fiscal year ended March 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS


1940 ACT - Investment Company Act of 1940, as amended


BOARD - The Board of Directors of the Trust


CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of FundsAE and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT MANAGERS - The Investment Manager of Growth and Income Fund and Greater European Fund is Global Advisors; the Investment Manager of Infrastructure Fund and Latin America Fund is Investment Counsel; and in the case of Americas Government Securities Fund, the Investment Manager is Investment Counsel, through its Global Bond Managers division (collectively "Investment Managers")

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NYSE - New York Stock Exchange


PROSPECTUS - The prospectus for Advisor Class shares of Greater European Fund and Latin America Fund dated August 1, 1997, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.


SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS


CORPORATE BOND RATINGS


MOODY'S


AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

 considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

 principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

TLGIT SAIZ 08/97


--------

* Sir John Templeton sold the Templeton organization to Resources in October, 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS:

                  Incorporated by reference from Registrant's 1997 Annual Reports to Shareholders of Templeton Growth and Income Fund, Templeton Global Infrastructure, Templeton Americas Government Securities Fund and Templeton Region Funds:

                  Independent  Auditor's Report
                  Investment Portfolio as of March 31, 1997
                  Statement of Assets and Liabilities as of March 31, 1997 Statement of Operations for fiscal year ended March 31, 1997 Statement of Changes in Net Assets for the years ended
                       March 31, 1997 and 1996
                  Notes to Financial Statements

         (B)  EXHIBITS

                  (1)  Trust Instrument ***

                  (2)  By-Laws ***

                  (3)  Not Applicable

                  (4) (A) Not Applicable

                  (5) (A) Investment Management Agreement -
                              Templeton Growth and Income Fund ****
                      (B) Investment Management Agreement -***
                              Templeton Global Infrastructure Fund
                      (C) Investment Management Agreement -***
                              Templeton Americas Government Securities Fund
                      (E) Investment Management Agreement -
                              Templeton Greater European Fund ****
                      (F) Investment Management Agreement -
                              Templeton Latin America Fund ****

                  (6) (A) Amended and Restated Distribution Agreement ****
                      (B) Form of Dealer Agreement ***

                  (7)  Not Applicable

                  (8)  Amended and Restated Custody Agreement ****

                  (9)  (A) Fund Administration Agreement
                       (B) Amended and Restated Transfer Agent Agreement
                       (C) Form of Sub-Transfer Agent Services Agreement ***
                       (D) Form of Shareholder Sub-Accounting Services
                               Agreement ***

                  (10) Opinion and consent of counsel (filed with Rule
                              24f-2 Notice) **

                  (11) Consent of independent public accountants

                  (12) Not Applicable

                  (13) Investment Letter *

                  (14) Not Applicable

                  (15) (A)(i)Distribution Plan -- Templeton Growth and Income
                              Fund Class I Shares *
                          (ii)Distribution Plan -- Templeton Growth and
                               Income Fund Class II Shares *
                       (B)(i)Distribution Plan -- Templeton Global
                              Infrastructure Fund Class I Shares *
                          (ii)Distribution Plan -- Templeton Global
                                Infrastructure Fund Class II Shares *
                       (C)    Distribution Plan -- Templeton Americas
                                Government Securities Fund ***
                       (D)(i)Distribution Plan -- Templeton Greater European
                                Fund Class I Shares ****
                          (ii)Distribution Plan -- Templeton Greater European
                                Fund Class II Shares ****
                       (E)(i)Distribution Plan -- Templeton Latin America
                              Fund Class I Shares ****
                          (ii)Distribution Plan -- Templeton Latin America
                               Fund Class II Shares ****

                  (16) Schedule showing computation of performance
                       quotations provided in response to Item 22(unaudited)***

                  (17) PowerS of Attorney*****

                  (18)(A) Form of Multiclass Plan *
                            Templeton Growth and Income Fund
                            Templeton Global Infrastructure Fund
                            Templeton Americas Government Securities Fund
                      (B) Form of Multiclass Plan
                            Templeton Latin America Fund
                      (C) Form of Multiclass Plan
                            Templeton Greater European Fund

                  (27) Financial Data schedules

--------------------
* Filed with Post-Effective Amendment No. 5 to the Registration Statement on May 1, 1995
** Rule 24f-2 Notice filed with the Securities and Exchange Commission on May 29, 1997.
*** Filed with Post-Effective Amendment No. 7 to the Registration Statement on July 7, 1995.
**** Filed with Post-Effective Amendment No. 9 to the Registration Statement on July 22, 1996.
***** Filed with Post-Effective Amendment No. 10 to the Registration Statement on December 31, 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                                Number of
         TITLE OF CLASS                                       RECORDHOLDERS

         TEMPLETON GROWTH AND INCOME FUND

         Shares of Beneficial Interest,                       2,424 as of
         par value $0.01 per Share -                          June 30, 1997
         Class I

         Shares of Beneficial Interest,                       727 as of
         par value $0.01 per Share -                          June 30, 1997
         Class II:

         TEMPLETON GLOBAL INFRASTRUCTURE FUND

         Shares of Beneficial Interest,                       3,413 as of
         par value $0.01 per Share -                          June 30, 1997
         Class I

         Shares of Beneficial Interest,                       389 as of
         par value $0.01 per Share -                          June 30, 1997
         Class II:

         TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

         Shares of Beneficial Interest,                       221 as of
         par value $0.01 per Share -                          June 30, 1997
         Class I

         TEMPLETON GREATER EUROPEAN FUND

         Shares of Beneficial Interest,                       1,086 as of
         par value $0.01 per Share -                          June 30, 1997
         Class I

         Shares of Beneficial Interest,                       364 as of
         par value $0.01 per Share -                          June 30, 1997
         Class II:

         Shares of Beneficial Interest,                       10 as of
         par value $0.01 per Share -                          June 30, 1997
         Advisor Class




         TEMPLETON LATIN AMERICA FUND

         Shares of Beneficial Interest,                       2,978 as of
         par value $0.01 per Share -                          June 30, 1997
         Class I

         Shares of Beneficial Interest,                       665 as of
         par value $0.01 per Share -                          June 30, 1997
         Class II:

         Shares of Beneficial Interest,                       51 as of
         par value $0.01 per Share -                          June 30, 1997
         Advisor Class:


ITEM 27.  INDEMNIFICATION.

                  Reference is made to Article IV of the Registrant's Declaration of Trust, which is filed herewith.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND ITS OFFICERS AND DIRECTORS

                  The business and other connections of Templeton Global Advisors Limited (the investment adviser of Templeton Growth and Income Fund and Templeton Greater European Fund) and Templeton Investment Counsel, Inc. (the investment adviser of Templeton Global Infrastructure Fund, Templeton Americas Government Securities Fund and Templeton Latin America Fund) are described in Parts A and B of this Registration Statement.

                  For information relating to the investment advisers' officers and directors, reference is made to Forms ADV filed under the Investment Advisers Act of 1940 by Templeton Global Advisors Limited and Templeton Investment Counsel, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS

                  (a) Franklin Templeton Distributors, Inc. also acts as principal underwriter of shares of:

                           Franklin Templeton Japan Fund
                           Templeton American Trust, Inc.
                           Templeton Capital Accumulator Fund, Inc.
                           Templeton Developing Markets Trust
                           Templeton Funds, Inc.
                           Templeton Global Opportunities Trust
                           Templeton Global Real Estate  Fund
                           Templeton Global Smaller Companies Fund, Inc. Templeton Growth Fund, Inc.
                           Templeton Income Trust
                           Templeton Institutional Funds, Inc.
                           Templeton Variable Products Series Fund

                           Franklin Asset Allocation Fund
                           Franklin California Tax Free Income Fund, Inc. Franklin California Tax Free Trust
                           Franklin Custodian Funds, Inc.
                           Franklin Equity Fund
                           Franklin Federal Money Fund
                           Franklin Federal Tax-Free Income Fund
                           Franklin Gold Fund
                           Franklin Government Securities Trust
                           Franklin High Income Trust
                           Franklin Investors Securities Trust
                           Franklin  Managed Trust
                           Franklin Money Fund
                           Franklin Mutual Series Fund, Inc.
                           Franklin Municipal Securities Trust
                           Franklin New York Tax-Free Income Fund
                           Franklin New York Tax-Free Trust
                           Franklin Real Estate Securities Fund
                           Franklin Strategic Mortgage Series
                           Franklin Strategic Series
                           Franklin Tax Exempt Money Fund
                           Franklin Tax-Free Trust
                           Franklin Templeton Fund Allocator Series
                           Franklin Templeton Global Trust
                           Franklin Templeton International Trust
                           Franklin Templeton Money Fund Trust
                           Franklin Value Investors Trust
                           Institutional Fiduciary Trust

         (b) The directors and officers of FTD, located at 777 Mariners Island Blvd., San Mateo, California 94404, are as follows:


                                                                                             Position with
NAME                                    POSITION WITH UNDERWRITER                            THE REGISTRANT


Charles B. Johnson                        Chairman of the Board and Director            Trustee, Chairman and Vice
                                                                                        President

Gregory E. Johnson                        President                                     None

Rupert H. Johnson, Jr.                    Executive Vice President and Director         Vice President

Harmon E. Burns                           Executive Vice President and Director         Vice President

Daniel T. O'Lear                          Executive Vice President                      None

Peter Jones                               Executive Vice President                      None
700 Central Avenue
St. Petersburg, FL

Edward V. McVey                           Senior Vice President                         None

Richard C. Stoker                         Senior Vice President                         None

Charles E. Johnson                        Senior Vice President                         Vice President
500 E Broward Blvd.
Ft. Lauderdale, FL

Deborah R. Gatzek                         Senior Vice President and Assistant           Vice President
                                          Secretary

Richard O. Conboy                         Senior Vice President                         None

H. G. Mumford, Jr.                        Senior Vice President                         None

James A. Escobedo                         Vice President                                None

Loretta Fry                               Vice President                                None

Robert N. Geppner                         Vice President                                None

Mike Hackett                              Vice President                                None

Bret W. Feuss                             Vice President                                None

Philip J. Kearns                          Vice President                                None

Ken Leder                                 Vice President                                None

Jack Lemein                               Vice President                                None

John R. McGee                             Vice President                                None

Vivian J. Palmieri                        Vice President                                None

Sarah Stypa                               Vice President                                None

Laura Komar                               Vice President                                None

Kent P. Strazza                           Vice President                                None

Alison Hawksley                           Assistant Vice President                      None

John R. Kay                               Assistant Vice President                      Vice President
500 E Broward Blvd.
Ft. Lauderdale, FL

Franice Arnone                            Assistant Vice President                      None

Virginia Marans                           Assistant Vice President                      None

Bernadette Marino Howard                  Assistant Vice President                      None

Susan Thompson                            Assistant Vice President                      None

Mark Rankin                               Assistant Vice President                      None

Leslie M. Kratter                         Secretary                                     None

Kenneth A. Lewis                          Treasurer                                     None

Philip A. Scatena                         Assistant Treasurer                           None

Karen P. DeBellis                         Assistant Treasurer                           Assistant Treasurer
700 Central Avenue
St. Petersburg, FL


 (c)  Not Applicable (Information on unaffiliated underwriters).

ITEM 29.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Franklin Templeton Services, Inc., 500 East Broward Blvd., Fort Lauderdale, Florida 33394.

ITEM 31.  MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32.  UNDERTAKINGS.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholder communications provisions of
                  Section 16(c) of the Investment Company Act of 1940.

                  (d) Registrant undertakes to furnish to each person to whom its Prospectus is provided a copy of its latest Annual Report, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia the 31st day of July, 1997.


                                            TEMPLETON GLOBAL INVESTMENT TRUST
                                               (REGISTRANT)

                                         By:
                                            Mark G. Holowesko*
                                            President



*By:/s/JEFFREY L. STEELE
     Jeffrey L. Steele
     attorney-in-fact**



Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



Signature                                Title                  Date



____________________                President (Chief           July 31, 1997
Mark G. Holowesko*                  Executive Officer)



____________________                Trustee                    July 31, 1997
Charles B. Johnson*

____________________                Trustee                    July 31, 1997
Martin L. Flanagan*


____________________                Trustee                   July 31, 1997
Betty P. Krahmer*




___________________                 Trustee                   July 31, 1997
Fred R. Millsaps*


____________________                Trustee                   July 31, 1997
Harris J. Ashton*


____________________                Trustee                   July 31, 1997
S. Joseph Fortunato*


____________________                Trustee                   July 31, 1997
Andrew H. Hines, Jr.*


____________________                Trustee                   July 31, 1997
John Wm. Galbriath*


____________________                Trustee                   July 31, 1997
Gordon S. Macklin*


____________________                Trustee                   July 31, 1997
Nicholas F. Brady*


____________________                Trustee                   July 31, 1997
Edith E. Holiday*


____________________                Treasurer (Chief          July 31, 1997
James R. Baio*                      Financial and
                                    Accounting Officer)


*By:/s/JEFFREY L. STEELE
    Jeffrey L. Steele
    Attorney-in-fact**

** Powers of Attorney were previously filed in Post-Effective Amendment No.10 to the Registration Statement on Form N-1A of Templeton Global Investment Trust (File No. 33-73244), filed on December 31, 1996.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                   FILED WITH

                       POST-EFFECTIVE AMENDMENT NO. 11 TO
                             REGISTRATION STATEMENT

                                       ON

                                    FORM N-1A

                        TEMPLETON GLOBAL INVESTMENT TRUST

                                  EXHIBIT LIST


  ( 9)(A)   Fund Administration Agreement

  ( 9)(B)   Amended and Restated Transfer Agent Agreement

  (11)      Consent of Independent Public Accountants

  (18)(B)   Form of Multiclass Plan - Templeton Latin America Fund

  (18)(C)   Form of Multiclass Plan - Templeton Greater European Fund

  (27)      Financial Data Schedules